EXHIBIT 10(C)


                         HANGER ORTHOPEDIC GROUP, INC.

                                  as Issuer,


                                      and


                                THE GUARANTORS

                               (defined herein)


                                      and


                     U.S. BANK TRUST NATIONAL ASSOCIATION,

                                  as Trustee


                            -----------------------

                                   INDENTURE

                           Dated as of June 16, 1999

                            -----------------------


                              up to $300,000,000

                  11 1/4% Senior Subordinated Notes due 2009

                             CROSS-REFERENCE TABLE

 TIA                                                                   Indenture
 Section                                                                Section
 -------                                                               ---------
310(a)(1).....................................................          7.10
   (a)(2).....................................................          7.10
   (a)(3).....................................................          N.A.
   (a)(4).....................................................          N.A.
   (a)(5).....................................................          7.8; 7.10
   (b)........................................................          7.8; 7.10; 13.2
   (c)........................................................          N.A.
311(a)........................................................          7.11
   (b)........................................................          7.11
   (c)........................................................          N.A.
312(a)........................................................          2.5
   (b)........................................................          13.3
   (c)........................................................          13.3
313(a)........................................................          7.6
   (b)(1).....................................................          N.A.
   (b)(2).....................................................          7.6
   (c)........................................................          7.6; 13.2
   (d)........................................................          7.6
314(a)........................................................          4.6; 4.8; 13.2
   (b)........................................................          N.A.
   (c)(1).....................................................          13.4
   (c)(2).....................................................          13.4
   (c)(3).....................................................          N.A.
   (d)........................................................          N.A.
   (e)........................................................          13.5
   (f)........................................................          N.A.
315(a)........................................................          7.1(b)
   (b)........................................................          7.5; 13.2
   (c)........................................................          7.1(a)
   (d)........................................................          7.1(c)
   (e)........................................................          6.11
316(a)(last sentence).........................................          2.9
   (a)(1)(A)..................................................          6.5
   (a)(1)(B)..................................................          6.4
   (a)(2).....................................................          N.A.
   (b)........................................................          6.7
   (c)........................................................          9.5
317(a)(1).....................................................          6.8
   (a)(2).....................................................          6.9
   (b)........................................................          2.4
318(a)........................................................          13.1



   (c)........................................................          13.1

 --------------------------
 N.A. means Not Applicable

NOTE: This Cross-Reference Table shall not, for any purpose, be deemed to be a part of this Indenture.

                                                 TABLE OF CONTENTS

                                                                          PAGE

             ARTICLE I. DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.1. Definitions.  ................................................  1
Section 1.2. Incorporation by Reference of TIA............................. 35
Section 1.3. Rules of Construction......................................... 36

                             ARTICLE II. THE NOTES

Section 2.1. Form and Dating............................................... 36
Section 2.2. Execution and Authentication;
              Aggregate Principal Amount................................... 37
Section 2.3. Registrar and Paying Agent.................................... 39
Section 2.4. Paying Agent To Hold Assets in Trust.......................... 40
Section 2.5. Noteholder Lists.............................................. 40
Section 2.6. Transfer and Exchange......................................... 41
Section 2.7. Replacement Notes............................................. 41
Section 2.8. Outstanding Notes............................................. 42
Section 2.9. Treasury Notes................................................ 42
Section 2.10. Temporary Notes.............................................. 43
Section 2.11. Cancellation................................................. 43
Section 2.12. Defaulted Interest........................................... 44
Section 2.13. CUSIP Number................................................. 44
Section 2.14. Deposit of Moneys............................................ 44
Section 2.15. Book-Entry Provisions for Global Notes....................... 44
Section 2.16. Special Transfer Provisions.................................. 46

       ARTICLE III. REDEMPTION; PLEDGE FOR SPECIAL MANDATORY REDEMPTION

Section 3.1. Notices to Trustee............................................ 49
Section 3.2. Selection of Notes To Be Redeemed............................. 50
Section 3.3. Notice of Redemption.......................................... 50
Section 3.4. Effect of Notice of Redemption................................ 51
Section 3.5. Deposit of Redemption Price................................... 52
Section 3.6. Notes Redeemed in Part........................................ 52
Section 3.7. Pledge for Special Mandatory Redemption....................... 52

                             ARTICLE IV. COVENANTS

Section 4.1. Payment of Notes.............................................. 54
Section 4.2. Maintenance of Office or Agency............................... 54
Section 4.3. Corporate Existence........................................... 54


                                     (i)

Section 4.4. Payment of Taxes and Other Claims............................. 55
Section 4.5. Conduct of Business........................................... 55
Section 4.6. Compliance Certificate; Notice of Default..................... 55
Section 4.7. Compliance with Laws.......................................... 56
Section 4.8. Reports to Holders............................................ 57
Section 4.9. Waiver of Stay, Extension or Usury Laws....................... 58
Section 4.10. Limitation on Restricted Payments............................ 58
Section 4.11. Limitation on Transactions with Affiliates................... 61
Section 4.12. Limitation on Dividend and Other Payment
               Restrictions Affecting Restricted
               Subsidiaries................................................ 62
Section 4.13. Prohibition on Incurrence of Senior
               Subordinated Debt........................................... 63
Section 4.14. Limitation on Incurrence of Additional
               Indebtedness................................................ 64
Section 4.15. Offer to Repurchase Upon a Change of Control................. 64
Section 4.16. Limitation on Asset Sales.................................... 67
Section 4.17. Limitation on Issuances and Sales of Capital
               Stock of Restricted Subsidiaries............................ 71
Section 4.18. Limitation on Liens.......................................... 71
Section 4.19. Payments for Consent......................................... 72
Section 4.20. Additional Guarantees........................................ 72
Section 4.21. Designation of Subsidiaries.................................. 73

                       ARTICLE V. SUCCESSOR CORPORATION

Section 5.1. When Company May Merge, Etc................................... 73
Section 5.2. Successor Corporation Substituted............................. 75
Section 5.3. When a Guarantor May Merge, Etc............................... 75

                       ARTICLE VI. DEFAULT AND REMEDIES

Section 6.1. Events of Default............................................. 76
Section 6.2. Acceleration. ................................................ 78
Section 6.3. Other Remedies................................................ 79
Section 6.4. Waiver of Past Defaults....................................... 79
Section 6.5. Control by Majority........................................... 80
Section 6.6. Limitation on Suits........................................... 80
Section 6.7. Rights of Holders To Receive Payment.......................... 81
Section 6.8. Collection Suit by Trustee.................................... 81
Section 6.9. Trustee May File Proofs of Claim.............................. 81
Section 6.10. Priorities.  ................................................ 82
Section 6.11. Undertaking for Costs........................................ 83
Section 6.12. Restoration of Rights and Remedies........................... 83


                                     (ii)

                             ARTICLE VII. TRUSTEE

Section 7.1. Duties of Trustee............................................. 83
Section 7.2. Rights of Trustee............................................. 85
Section 7.3. Individual Rights of Trustee.................................. 86
Section 7.4. Trustee's Disclaimer.......................................... 86
Section 7.5. Notice of Default............................................. 86
Section 7.6. Reports by Trustee to Holders................................. 87
Section 7.7. Compensation and Indemnity.................................... 87
Section 7.8. Replacement of Trustee........................................ 89
Section 7.9. Successor Trustee by Merger, Etc.............................. 90
Section 7.10. Eligibility; Disqualification................................ 90
Section 7.11. Preferential Collection of Claims Against
               Company..................................................... 90

               ARTICLE VIII. DISCHARGE OF INDENTURE; DEFEASANCE

Section 8.1. Satisfaction and Discharge.................................... 91
Section 8.2. Legal Defeasance and Covenant Defeasance...................... 91
Section 8.3. Conditions to Legal Defeasance or Covenant
              Defeasance................................................... 93
Section 8.4. Application of Trust Money.................................... 95
Section 8.5. Repayment to the Company or the Guarantors.................... 95
Section 8.6. Reinstatement................................................. 96

                ARTICLE IX. AMENDMENTS, SUPPLEMENTS AND WAIVERS

Section 9.1. Without Consent of Holders.................................... 97
Section 9.2. With Consent of Holders....................................... 98
Section 9.3. Compliance with TIA........................................... 99
Section 9.4. Revocation and Effect of Consents............................. 99
Section 9.5. Notation on or Exchange of Notes..............................100
Section 9.6. Trustee To Sign Amendments, Etc...............................101

                           ARTICLE X. SUBORDINATION

Section 10.1. Notes Subordinated to Senior Debt............................101
Section 10.2. No Payment on Notes in Certain Circumstances.................101
Section 10.3. Payment Over of Proceeds Upon Dissolution,
               Etc.........................................................103
Section 10.4. Payments May Be Paid Prior to Dissolution....................105
Section 10.5. Subrogation. ................................................105
Section 10.6. Obligations of the Company Unconditional.....................106
Section 10.7. Notice to Trustee............................................106
Section 10.8. Reliance on Judicial Order or Certificate of
               Liquidating Agent...........................................107


                                    (iii)

Section 10.9. Trustee's Relation to Senior Debt............................107
Section 10.10. Subordination Rights Not Impaired by Acts or
                Omissions of the Company or Holders of Senior
                Debt.......................................................108
Section 10.11. Noteholders Authorize Trustee To Effectuate
                Subordination of Notes.....................................109
Section 10.12. This Article X Not To Prevent
                Events of Default..........................................109
Section 10.13. Trustee's Compensation Not Prejudiced.......................109

                            ARTICLE XI. GUARANTEES

Section 11.1. Unconditional Guarantee......................................110
Section 11.2. Severability.................................................111
Section 11.3. Release of a Guarantor.......................................111
Section 11.4. Limitation of Guarantor's Liability..........................112
Section 11.5. Guarantors May Consolidate, Etc., on Certain
               Terms.......................................................112
Section 11.6. Contribution.................................................113
Section 11.7. Waiver of Subrogation........................................114

                   ARTICLE XII. SUBORDINATION OF GUARANTEES

Section 12.1. Subordination of Guarantee...................................114
Section 12.2. No Payment on Guarantees in
               Certain Circumstances.......................................115
Section 12.3. Payment Over of Proceeds Upon Dissolution,
               Etc.........................................................117
Section 12.4. Payments May Be Paid Prior to Dissolution....................118
Section 12.5. Subrogation. ................................................119
Section 12.6. Obligations of Each Subsidiary Guarantor
               Unconditional...............................................119
Section 12.7. Notice to Trustee............................................120
Section 12.8. Reliance on Judicial Order or Certificate of
               Liquidating Agent...........................................121
Section 12.9. Trustee's Relation to Guarantor Senior Debt..................121
Section 12.10. Subordination Rights Not Impaired by Acts or
                Omissions of a Guarantor or Holders of
                Guarantor Senior Debt......................................122
Section 12.11. Noteholders Authorize Trustee To Effectuate
                Subordination of Guarantees................................122
Section 12.12. This Article XII Not To Prevent
                Events of Default..........................................123
Section 12.13. Trustee's Compensation Not Prejudiced.......................123


                                     (iv)

                                            ARTICLE XIII. MISCELLANEOUS

Section 13.1. TIA Controls.................................................123
Section 13.2. Notices.     ................................................124
Section 13.3. Communications by Holders with Other Holders.................125
Section 13.4. Certificate and Opinion as to
               Conditions Precedent........................................125
Section 13.5. Statements Required in Certificate or Opinion................126
Section 13.6. Rules by Trustee, Paying Agent, Registrar....................126
Section 13.7. Legal Holidays...............................................126
Section 13.8. Governing Law; Waiver........................................127
Section 13.9. No Adverse Interpretation of Other Agreements................127
Section 13.10. No Recourse Against Others..................................127
Section 13.11. Successors. ................................................128
Section 13.12. Duplicate Originals.........................................128
Section 13.13. Severability................................................128


SIGNATURES.................................................................113

EXHIBIT A(1) - FORM OF INITIAL NOTE......................................A.1-1

EXHIBIT A(2) - FORM OF EXCHANGE NOTE.....................................A.2-1

EXHIBIT B -    FORM OF LEGEND FOR GLOBAL NOTES.............................B-1

EXHIBIT C -    FORM OF CERTIFICATE TO BE DELIVERED
               IN CONNECTION WITH TRANSFERS TO
               NON-QIB ACCREDITED INVESTORS................................C-1

EXHIBIT D -    FORM OF CERTIFICATE TO BE DELIVERED
               IN CONNECTION WITH TRANSFERS
               PURSUANT TO REGULATION S....................................D-1

EXHIBIT E -    FORM OF SUPPLEMENTAL INDENTURE..............................E-1


NOTE: THIS TABLE OF CONTENTS SHALL NOT, FOR ANY PURPOSE,  BE DEEMED TO BE PART
      OF THE INDENTURE.


                                     (v)

                                   INDENTURE

      INDENTURE, dated as of June 16, 1999, by and among Hanger Orthopedic Group, Inc., a Delaware corporation (the "COMPANY"), the Guarantors (as hereinafter defined) and U.S. Bank Trust National Association, as Trustee (the "TRUSTEE").

      The Company has duly authorized the creation of an issue of 11 1/4% Senior Subordinated Notes due 2009 and, to provide therefor, the Company has duly authorized the execution and delivery of this Indenture. All things necessary to make the Notes, when duly issued and executed, by the Company and authenticated and delivered hereunder, the valid obligations of the Company, and to make this Indenture a valid and binding agreement of the Company, have been done.

      Each party hereto agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the Holders of the Notes.

                                  ARTICLE I.

                  DEFINITIONS AND INCORPORATION BY REFERENCE

      Section 1.1.      DEFINITIONS.

      "ACCELERATION NOTICE" has the meaning provided in Section 6.2.

      "ACQUIRED INDEBTEDNESS" means Indebtedness of a Person or any of its Subsidiaries existing at the time such Person becomes a Restricted Subsidiary of the Company or at the time it merges or consolidates with the Company or any of its Subsidiaries or assumed in connection with the acquisition of assets from such Person and in each case whether or not incurred by such Person in connection with, or in anticipation or contemplation of, such Person becoming a Restricted Subsidiary of the Company or such acquisition, merger or consolidation.

      "ACQUISITION" means the acquisition by the Company of all of the outstanding Capital Stock of NovaCare Orthotics & Prosthetics, Inc. pursuant to the terms of the Stock Purchase Agreement.

      "ACT" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

      "ADJUSTED NET ASSETS" of a Guarantor at any date shall mean the lesser of the amount by which (x) the fair value of the property of such Guarantor exceeds the total amount of liabilities, including, without limitation, contingent liabilities (after giving effect to all other fixed and contingent liabilities incurred or assumed on such date), but excluding liabilities under the Guarantee of such Guarantor at such date and (y) the present fair salable value of the assets of such Guarantor at such date exceeds the amount that will be required to pay the probable liability of such Guarantor on its debts (after giving effect to all other fixed and contingent liabilities incurred or assumed on such date and after giving effect to any collection from any Subsidiary of such Guarantor in respect of the obligations of such Subsidiary under the Guarantee), excluding debt in respect of the Guarantee, as they become absolute and matured.

      "AFFILIATE" means, with respect to any specified Person, any other Person who directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

      "AFFILIATE TRANSACTION" has the meaning provided in Section 4.11.

      "AGENT" means any Registrar, Paying Agent or co-Registrar.

      "ASSET ACQUISITION" means (a) an Investment by the Company or any Restricted Subsidiary of the Company in any other Person pursuant to which such Person (x) shall become a Restricted Subsidiary of the Company or any Restricted Subsidiary of the Company, or (y) shall be merged with or into the Company or any Restricted Subsidiary of the Company, or (b) the acquisition by the Company or any Restricted Subsidiary of the Company of the assets of any Person (other than a Restricted Subsidiary of the Company) which constitute all or substantially all of the assets of such Person or comprises any division or line of business of such Person or any other properties or assets of such Person other than in the ordinary course of business.

      "ASSET SALE" means any direct or indirect sale, issuance, conveyance, transfer, lease (other than operating leases entered into in the ordinary course of business), assignment or other transfer for value by the Company or any of its Restricted Subsidiaries (including any Sale and Leaseback Transaction) to any Person other than the Company or a Wholly Owned Restricted Subsidiary of the Company of: (i) any Capital Stock of any Restricted Subsidiary of the Company; or (ii) any other property or assets of the Company or any Restricted Subsidiary of the Company other than in the ordinary course of business; PROVIDED, HOWEVER, that Asset Sales shall not include: (a) a transaction or series of related transactions for which the Company or its Restricted Subsidiaries receive aggregate consideration of less than $500,000; and (b) the sale, lease, conveyance, disposition or other transfer of all or substantially all of the assets of the Company as permitted under Section 5.1.

      "AUTHENTICATING AGENT" has the meaning provided in Section 2.2.

      "BANKRUPTCY LAW" means Title 11, U.S. Code or any similar Federal, state or foreign law for the relief of debtors.

      "BLOCKAGE PERIOD" has the meaning provided in Section 10.2(a).

      "BOARD OF DIRECTORS" means, as to any Person, the board of directors of such Person or any duly authorized committee thereof.

      "BOARD RESOLUTION" means, with respect to any Person, a copy of a resolution certified by the Secretary or an Assistant Secretary of such Person to have been duly adopted by the Board of Directors of such Person and to be in full force and effect on the date of such certification, and delivered to the Trustee.

      "BUSINESS DAY" means a day that is not a Legal Holiday.

      "CAPITAL STOCK" means (i) with respect to any Person that is a corporation, any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock, including each class of Common Stock and Preferred Stock of such Person; and
(ii) with respect to any Person that is not a corporation, any and all partnership, membership or other equity interests of such Person.

      "CAPITALIZED LEASE OBLIGATION" means, as to any Person, the obligations of such Person under a lease that are required to be classified and accounted for as capital lease obligations under GAAP and, for purposes of this definition, the amount of such obligations at any date shall be the capitalized amount of such obligations at such date, determined in accordance with GAAP.

      "CASH EQUIVALENTS" means (i) marketable direct obligations issued by, or unconditionally guaranteed by, the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition thereof;
(ii) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("MOODY'S"); (iii) commercial paper maturing no more than one year from the date of creation thereof and, at the time of acquisition, having a rating of at least A-1 from S&P or at least P-1 from Moody's; (iv) certificates of deposit or bankers' acceptances maturing within one year from the date of acquisition thereof issued by any bank organized under the laws of the United States of America or any state thereof or the District of Columbia or any U.S. branch of a foreign bank having at the date of acquisition thereof combined capital and surplus of not less than $250.0 million; (v) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (i) above entered into with any bank meeting the qualifications specified in clause (iv) above; and (vi) investments in money market funds which invest substantially all their assets in securities of the types described in clauses (i) through (v) above.

      "CHANGE OF CONTROL" means the occurrence of one or more of the following events:

            (i) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company to any Person or group of related Persons for purposes of Section 13(d) of the Exchange Act (a "Group"), together with any Affiliates thereof

      (whether or not otherwise in compliance with the provisions of this Indenture);

            (ii) the approval by the holders of Capital Stock of the Company of any plan or proposal for the liquidation or dissolution of the Company (whether or not otherwise in compliance with the provisions of this Indenture);

            (iii) any Person or Group shall be or become the owner, directly or indirectly, beneficially or of record, of shares representing more than 40% of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of the Company;

            (iv) any Person or Group, other than Chase, shall be or become the owner, directly or indirectly, beneficially or of record, of shares representing more than 25% of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of the Company, provided that Chase then owns, directly or indirectly, beneficially or of record, a lesser percentage of such aggregate voting power; or

            (v) the replacement of a majority of the Board of Directors of the Company over a two-year period from the directors who constituted the Board of Directors of the Company at the beginning of such period, and such replacement shall not have been approved by a vote of at least a majority of the Board of Directors of the Company then still in office who either were members of such Board of Directors at the beginning of such period or whose election as a member of such Board of Directors was previously so approved.

      "CHANGE OF CONTROL OFFER" has the meaning provided in Section 4.15.

      "CHANGE OF CONTROL  PAYMENT  DATE" has the  meaning  provided in Section
4.15.

      "CEDEL" means Cedel S.A.

      "CHASE" means Chase Capital Partners and its Affiliates.

      "COMMON STOCK" of any Person means any and all shares, interests or other participations in, and other equivalents (however designated and whether voting or non-voting) of such Person's common stock, whether outstanding on the Issue Date or issued after the Issue Date, and includes, without limitation, all series and classes of such common stock.

      "COMPANY" means Hanger Orthopedic Group, Inc., a Delaware corporation and its successors that become a party to this Indenture in accordance with its terms.

      "CONSOLIDATED EBITDA" means, with respect to any Person, for any period, the sum (without duplication) of (i) Consolidated Net Income; and (ii) to the extent Consolidated Net Income has been reduced thereby (1) all income taxes of such Person and its Restricted Subsidiaries paid or accrued in accordance with GAAP for such period (other than income taxes attributable to extraordinary, unusual or nonrecurring gains or losses or taxes attributable to sales or dispositions outside the ordinary course of business); (2) Consolidated Interest Expense; and (3) Consolidated Non-cash Charges LESS any non-cash items increasing Consolidated Net Income for such period, all as determined on a consolidated basis for such Person and its Restricted Subsidiaries in accordance with GAAP.

      "CONSOLIDATED FIXED CHARGE COVERAGE RATIO" means, with respect to any Person, the ratio of Consolidated EBITDA of such Person during the four full fiscal quarters (the "FOUR QUARTER PERIOD") ending prior to the date of the transaction giving rise to the need to calculate the Consolidated Fixed Charge Coverage Ratio for which financial statements are available (the "TRANSACTION DATE") to Consolidated Fixed Charges of such Person for the Four Quarter Period. In addition to and without limitation of the foregoing, for purposes of this definition, "Consolidated EBITDA" and "Consolidated Fixed Charges" shall be calculated after giving effect on a pro forma basis for the period of such calculation to:

            (i) the incurrence or repayment of any Indebtedness of such Person or any of its Restricted Subsidiaries (and the application of the proceeds thereof) giving rise to the need to make such calculation and any incurrence or repayment of other Indebtedness (and the application of the proceeds thereof), other than the incurrence or repayment of Indebtedness in the ordinary course of business for working capital purposes pursuant to working capital facilities, occurring during the Four Quarter Period or at any time subsequent to the last day of the Four Quarter Period and on or prior to the Transaction Date, as if such incurrence or repayment, as the case may be (and the application of the proceeds thereof), occurred on the first day of the Four Quarter Period; and

            (ii) any asset sales or other dispositions or Asset Acquisitions (including, without limitation, any Asset Acquisition giving rise to the need to make such calculation as a result of such Person or one of its Restricted Subsidiaries (including any Person who becomes a Restricted Subsidiary as a result of the Asset Acquisition) incurring, assuming or otherwise being liable for Acquired Indebtedness and also including any Consolidated EBITDA (including any pro forma expense and cost reductions calculated on a basis consistent with Regulation S-X under the Exchange Act) attributable to the assets which are the subject of the Asset Acquisition or asset sale or other disposition during the Four Quarter Period) occurring during the Four Quarter Period or at any time subsequent to the last day of the Four Quarter Period and on or prior to the Transaction Date, as if such asset sale or other disposition or Asset Acquisition (including the incurrence, assumption or liability for any such Acquired Indebtedness) occurred on the first day of the Four Quarter Period.

If such Person or any of its Restricted Subsidiaries directly or indirectly guarantees Indebtedness of a third Person, the preceding sentence shall give effect to the incurrence of such guaranteed Indebtedness as if such Person or any Restricted Subsidiary of such Person had directly incurred or otherwise assumed such guaranteed Indebtedness. Furthermore, in calculating "Consolidated Fixed Charges" for purposes of determining the denominator (but not the numerator) of this "Consolidated Fixed Charge Coverage Ratio":

            (1) interest on outstanding Indebtedness determined on a fluctuating basis as of the Transaction Date and which will continue to be so determined thereafter shall be deemed to have accrued at a fixed rate per annum equal to the rate of interest on such Indebtedness in effect on the Transaction Date; and

            (2) notwithstanding clause (1) above, interest on Indebtedness determined on a fluctuating basis, to the extent such interest is covered by agreements relating to Interest Swap Obligations, shall be deemed to accrue at the rate per annum resulting after giving effect to the operation of such agreements.

      "CONSOLIDATED FIXED CHARGES" means, with respect to any Person for any period, the sum, without duplication, of (i) Consolidated Interest Expense PLUS (ii) the product of (x) the amount of all dividends on any series of Preferred Stock of such Person (other than dividends accrued on the Redeemable Preferred Stock and other than dividends paid in Qualified Capital Stock) paid, accrued or scheduled to be paid or accrued during such period TIMES (y) a fraction, the numerator of which is one and the denominator of which is one minus the then current effective consolidated federal, state and local tax rate of such Person, expressed as a decimal.

      "CONSOLIDATED INTEREST EXPENSE" means, with respect to any Person for any period, the sum of, without duplication: (i) the aggregate of the interest expense of such Person and its Restricted Subsidiaries for such period determined on a consolidated basis in accordance with GAAP, including without limitation, (a) any amortization of debt discount and amortization or write-off of deferred financing costs, (b) the net costs under Interest Swap Obligations, (c) all capitalized interest and (d) the interest portion of any deferred payment obligation AND (ii) the interest component of Capitalized Lease Obligations paid, accrued and/or scheduled to be paid or accrued by such Person and its Restricted Subsidiaries during such period as determined on a consolidated basis in accordance with GAAP.

      "CONSOLIDATED NET INCOME" means, with respect to any Person, for any period, the aggregate net income (or loss) of such Person and its Wholly Owned Restricted Subsidiaries for such period on a consolidated basis, determined in accordance with GAAP; PROVIDED that there shall be excluded therefrom:

            (i) after-tax gains from Asset Sales (without regard to the $500,000 limitation set forth in the definition thereof) or abandonments or reserves relating thereto;

            (ii)  after-tax  items   classified  as   extraordinary   or
      nonrecurring gains;

            (iii) the net income of any Person acquired in a "pooling of interests" transaction accrued prior to the date it becomes a Restricted Subsidiary of the referent Person or is merged or consolidated with the referent Person or any Restricted Subsidiary of the referent Person;

            (iv) the net income (but not loss) of any Wholly Owned Restricted Subsidiary of the referent Person to the extent that the declaration of dividends or similar distributions by that Restricted Subsidiary of that income is restricted by a contract, operation of law or otherwise;

            (v) the net income of any Person, other than a Wholly Owned Restricted Subsidiary of the referent Person, except to the extent of cash dividends or distributions paid to the referent Person or to a Wholly Owned Restricted Subsidiary of the referent Person by such Person;

            (vi) any restoration to income of any contingency reserve, except to the extent that provision for such reserve was made out of Consolidated Net Income accrued at any time following the Issue Date;

            (vii) income or loss attributable to discontinued operations (including, without limitation, operations disposed of during such period whether or not such operations were classified as discontinued); and

            (viii) in the case of a successor to the referent Person by consolidation or merger or as a transferee of the referent Person's assets, any earnings of the successor corporation prior to such consolidation, merger or transfer of assets.

      "CONSOLIDATED NET WORTH" of any Person means the consolidated stockholders' equity of such Person, determined on a consolidated basis in accordance with GAAP, less (without duplication) amounts attributable to

Disqualified Capital Stock of such Person.

      "CONSOLIDATED NON-CASH CHARGES" means, with respect to any Person, for any period, the aggregate depreciation, amortization and other non-cash expenses of such Person and its Restricted Subsidiaries reducing Consolidated Net Income of such Person and its Restricted Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP (excluding any such charges constituting an extraordinary item or loss or any such charge which requires an accrual of or a reserve for cash charges or expenditures for any future period).

      "COVENANT DEFEASANCE" has the meaning provided in Section 8.2(c).

      "CREDIT AGREEMENT" means the Credit Agreement to be entered into on or about the Issue Date, between the Company, the lenders party thereto in their capacities as lenders thereunder and The Chase Manhattan Bank, Bankers Trust Company, and Paribas, as agents, together with the related documents thereto (including, without limitation, any guarantee agreements and security documents), in each case as such agreements may be amended (including any amendment and restatement thereof), supplemented or otherwise modified from time to time, including any agreement extending the maturity of, refinancing, replacing or otherwise restructuring (including increasing the amount of available borrowings thereunder (PROVIDED that such increase in borrowings is permitted by Section 4.14) or adding Restricted Subsidiaries of the Company as additional borrowers or guarantors thereunder) all or any portion of the Indebtedness under such agreement or any successor or replacement agreement and whether by the same or any other agent, lender or group of lenders.

      "CURRENCY AGREEMENT" means any foreign exchange contract, currency swap agreement or other similar agreement or arrangement designed to protect the Company or any Restricted Subsidiary of the Company against fluctuations in currency values.

      "CUSTODIAN"   means  any  receiver,   trustee,   assignee,   liquidator,
sequestrator or similar official under any Bankruptcy Law.

      "DEADLINE DATE" means July 7, 1999.

      "DEFAULT" means an event or condition the occurrence of which is, or with the lapse of time or the giving of notice or both would be, an Event of Default.

      "DEPOSITORY" means The Depository Trust Company, its nominees and successors.

      "DEPOSITORY PARTICIPANTS" has the meaning provided in Section 2.15.

      "DESIGNATED SENIOR DEBT" means (i) Indebtedness under or in respect of the Credit Agreement and (ii) any other Indebtedness that, at the time of determination, has an aggregate principal amount of at least $25.0 million and is specifically designated in the instrument evidencing such Indebtedness as "Designated Senior Debt" by the Company.

      "DESIGNATION AMOUNT" means, at the time the Company designates any of its Subsidiaries as an "Unrestricted Subsidiary" under this Indenture, the fair market value of the Investment of the Company and the Restricted Subsidiaries in such Subsidiary on such date.

      "DISQUALIFIED CAPITAL STOCK" means that portion of any Capital Stock which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable at the option of the holder thereof), or upon the happening of any event (other than an event which would constitute a Change of Control), matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the sole option of the holder thereof (except, in each case, upon the occurrence of a Change of Control) on or prior to the final maturity date of the Notes.

      "DISTRIBUTION  COMPLIANCE PERIOD" has the meaning provided in Regulation
S.

      "DOMESTIC RESTRICTED SUBSIDIARY" means a Restricted Subsidiary incorporated or otherwise organized or existing under the laws of the United States, any state thereof or any territory or possession of the United States.

      "EUROCLEAR" means Euroclear System.

      "EVENT OF DEFAULT" has the meaning provided in Section 6.1.

      "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any successor statute or statutes thereto.

      "EXCHANGE NOTES" means the 11 1/4% Senior Subordinated Notes due 2009 to be issued in exchange for the Initial Notes pursuant to the Registration Rights Agreement or, with respect to Initial Notes issued under this Indenture subsequent to the Issue Date pursuant to Section 2.2, a registration rights agreement substantially identical to the Registration Rights Agreement.

      "EXCHANGE OFFER" has the meaning assigned to such term in the Registration Rights Agreement, dated as of June 16, 1999, by and among the Company, the Guarantors, and BT Alex. Brown Incorporated, Deutsche Bank Securities Inc., Chase Securities Inc. and Paribas Corporation as initial purchasers (the "REGISTRATION RIGHTS AGREEMENT").

      "FAIR MARKET VALUE" means, with respect to any asset or property, the price which could be negotiated in an arm's-length, free market transaction, for cash, between a willing seller and a willing and able buyer, neither of whom is under undue pressure or compulsion to complete the transaction. Fair market value shall be determined by the Board of Directors of the Company acting reasonably and in good faith and shall be evidenced by a Board Resolution of the Board of Directors of the Company delivered to the Trustee.

      "FUNDING GUARANTOR" has the meaning provided in Section 11.6.

      "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States, which are in effect as of the Issue Date.

      "GLOBAL NOTES" has the meaning provided in Section 2.1.

      "GUARANTEE" means the Guarantees executed and delivered by any Guarantor with respect to the Company's Obligations under this Indenture and the Notes.

      "GUARANTOR" means each of the Company's Domestic Restricted Subsidiaries, whether existing on the Issue Date or thereafter created. Each Restricted Subsidiary of the Company created subsequent to the Issue Date will execute a supplemental indenture in which such Restricted Subsidiary agrees to be bound by the terms of this Indenture as a Guarantor; PROVIDED that any Person constituting a Guarantor as described above shall cease to constitute a Guarantor when its respective Guarantee is released in accordance with the terms of this Indenture.

      "GUARANTOR BLOCKAGE PERIOD" has the meaning provided in Section 12.2(a).

      "GUARANTOR PAYMENT BLOCKAGE NOTICE" has the meaning provided in Section 12.2(a).

      "GUARANTOR DESIGNATED SENIOR DEBT", with respect to any Guarantor, means
(i) Indebtedness under or in respect of the Credit Agreement and (ii) any other Indebtedness of such Guarantor that, at the time of determination, has an aggregate principal amount of at least $25.0 million (including the principal amount of Obligations of the Company and its Subsidiaries under such Indebtedness) and is specifically designated in the instrument evidencing such Indebtedness as "Designated Senior Debt" or "Guarantor Designated Senior Debt" by the Company or any of its Subsidiaries.

      "GUARANTOR SENIOR DEBT" means, with respect to any Guarantor: the principal of, premium, if any, and interest (including any interest accruing subsequent to the filing of a petition of bankruptcy at the rate provided for in the documentation with respect thereto, whether or not such interest is an allowed claim under applicable law) on any Indebtedness of a Guarantor, whether outstanding on the Issue Date or thereafter created, incurred or assumed, unless, in the case of any particular Indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness shall not be senior in right of payment to the Guarantee of such Guarantor. Without limiting the generality of the foregoing, "Guarantor Senior Debt" shall also include the principal of, premium, if any, interest (including any interest accruing subsequent to the filing of a petition of bankruptcy at the rate provided for in the documentation with respect thereto, whether or not such interest is an allowed claim under applicable law) on, and all other amounts owing in respect of:

            (i) all monetary obligations of every nature of the Company under the Credit Agreement, including, without limitation, obligations to pay principal and interest, reimbursement
      obligations   under   letters  of  credit,   fees,   expenses  and
      indemnities;

            (ii) all Interest Swap Obligations; and

            (iii) all obligations under Currency Agreements; in each case whether outstanding on the Issue Date or thereafter incurred.

Notwithstanding the foregoing, "Guarantor Senior Debt" shall not include:

            (a) any Indebtedness of such Guarantor to a Subsidiary of such Guarantor;

            (b) Indebtedness to, or guaranteed on behalf of, any shareholder, director, officer or employee of such Guarantor or any Subsidiary of such Guarantor (including, without limitation, amounts owed for compensation, but excluding any Guarantor Senior Debt held by any Person who becomes such a shareholder as a result of the exercise of remedies under such Guarantor Senior Debt);

            (c)  Indebtedness  to  trade  creditors  and  other  amounts
      incurred  in  connection  with  obtaining   goods,   materials  or
      services;

            (d) Indebtedness represented by Disqualified Capital Stock;

            (e) any liability for federal, state, local or other taxes owed or owing by such Guarantor;

            (f) that portion of any Indebtedness incurred in violation of Section 4.14 (but, as to any such obligation, no such violation shall be deemed to exist for purposes of this clause (f) if the holder(s) of such obligation or their representative and the Trustee shall have received an Officers' Certificate of the

      Company to the effect that the incurrence of such Indebtedness does not (or, in the case of revolving credit indebtedness, that the incurrence of the entire committed amount thereof at the date on which the initial borrowing thereunder is made would not) violate such provisions of this Indenture);

            (g) Indebtedness which, when incurred and without respect to any election under Section 1111(b) of Title 11, United States Code, is without recourse to the Company; and

            (h) any Indebtedness which is, by its express terms, subordinated in right of payment to any other Indebtedness of such Guarantor.

      "HOLDER" or "NOTEHOLDER" means the person in whose name a Note is registered on the Registrar's books.

      "IAI GLOBAL NOTE" means, a permanent global Note in the form of EXHIBIT A-1 hereto bearing the legend in EXHIBIT B hereto and the Private Placement Legend and deposited with or on behalf of and registered in the name of the Depository or its nominee, issued in a denomination equal to the outstanding principal amount of the Notes initially sold to Institutional Accredited Investors.

      "INCUR" has the meaning provided in Section 4.14.

      "INDEBTEDNESS" means with respect to any Person, without duplication:

            (i) all Obligations of such Person for borrowed money;

            (ii) all Obligations of such Person evidenced by bonds, debentures, Notes or other similar instruments;

            (iii) all Capitalized Lease Obligations of such Person;

            (iv) all Obligations of such Person issued or assumed as the deferred purchase price of property, all conditional sale obligations and all Obligations under any title retention agreement (but excluding trade accounts payable and other accrued liabilities arising in the ordinary course of business that are not overdue by 90 days or more or are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted);

            (v) all Obligations for the reimbursement of any obligor on any letter of credit, banker's acceptance or similar credit transaction;

            (vi) guarantees and other contingent obligations in respect of Indebtedness referred to in clauses (i) through (v) above and clause (viii) below;

            (vii) all Obligations of any other Person of the type referred to in clauses (i) through (vi) which are secured by any lien on any property or asset of such Person, the amount of such Obligation being deemed to be the lesser of the fair market value of such property or asset or the amount of the Obligation so secured;

            (viii)  all  Obligations   under  currency   agreements  and
      interest swap agreements of such Person; and

            (ix) all Disqualified Capital Stock issued by such Person with the amount of Indebtedness represented by such Disqualified Capital Stock being equal to the greater of its voluntary or involuntary liquidation preference and its maximum fixed repurchase price, but excluding accrued dividends, if any. For purposes hereof, the "maximum fixed repurchase price" of any Disqualified Capital Stock which does not have a fixed repurchase price shall be calculated in accordance with the terms of such Disqualified Capital Stock as if such Disqualified Capital Stock were purchased on any date on which Indebtedness shall be required to be determined pursuant to this Indenture, and if such price is based upon, or measured by, the fair market value of such Disqualified Capital Stock, such fair market value shall be determined reasonably and in good faith by the Board of Directors of the issuer of such Disqualified Capital Stock.

      "INDEPENDENT FINANCIAL ADVISOR" means a firm (i) which does not, and whose directors, officers and employees or Affiliates do not, have a direct or indirect financial interest in the Company and (ii) which, in the judgment of the Board of Directors of the Company, is otherwise independent and qualified to perform the task for which it is to be engaged.

      "INDENTURE" means this Indenture, as amended or supplemented from time to time in accordance with the terms hereof.

      "INITIAL NOTES" means, collectively, (i) the 11 1/4% Senior Subordinated Notes due 2009 of the Company issued on the Issue Date and (ii) one or more series of 11 1/4% Senior Subordinated Notes due 2009 that are issued under this Indenture subsequent to the Issue Date pursuant to Section 2.2, in each case for so long as such securities constitute Restricted Securities.

      "INSOLVENCY OR LIQUIDATION PROCEEDINGS" means with respect to any Person
(i) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding relative to such Person or to the creditors of such Person, as such, or to the assets of such Person, or (ii) any liquidation, dissolution, reorganization or winding up of such Person, whether voluntary or involuntary, or (iii) any assignment for the benefit of creditors or any other marshaling of assets and liabilities of such Person.

      "INSTITUTIONAL ACCREDITED INVESTOR" means an institution that is an "accredited investor" as that term is defined in Rule 501(a)(1), (2), (3) or
(7) under the Securities Act.

      "INTEREST PAYMENT DATE" when used with respect to any Note, means the stated maturity of an installment of interest specified in such Note.

      "INTEREST SWAP OBLIGATIONS" means the obligations of any Person pursuant to any arrangement (including, without limitation, interest rate swaps, caps, floors, collars and similar agreements) with any other Person, whereby, directly or indirectly, such Person is entitled to receive from time to time periodic payments calculated by applying either a floating or a fixed rate of interest on a stated notional amount in exchange for periodic payments made by such other Person calculated by applying a fixed or a floating rate of interest on the same notional amount.

      "INVESTMENT" means, with respect to any Person, any direct or indirect loan or other extension of credit (including, without limitation, a guarantee) or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase or acquisition by such Person of any Capital Stock, bonds, Notes, debentures or other securities or evidences of Indebtedness issued by, any Person. "Investment" shall exclude extensions of trade credit by the Company and its Restricted Subsidiaries on commercially reasonable terms in accordance with normal trade practices of the Company or such Restricted Subsidiary, as the case may be. If the Company or any Restricted Subsidiary of the Company sells or otherwise disposes of any Common Stock of any direct or indirect Restricted Subsidiary of the Company such that, after giving effect to any such sale or disposition, the Company no longer owns, directly or indirectly, 100% of the outstanding Common Stock of such Restricted Subsidiary, the Company shall be deemed to have made an Investment on the date of any such sale or disposition equal to the fair market value of the Common Stock of such Restricted Subsidiary not sold or disposed of.

      "ISSUE DATE" means the date of original issuance of the Notes.

      "LEGAL DEFEASANCE" has the meaning provided in Section 8.2(b).

      "LEGAL HOLIDAY" has the meaning provided in Section 13.7.

      "LIEN" means any lien, mortgage, deed of trust, pledge, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof and any agreement to give any security interest).

      "MANDATORY REDEMPTION DATE" means the earliest of (a) July 27, 1999 if the Acquisition has not been consummated on or prior to the Deadline Date or
(b) the 20th day (or if such day is not a Business Day, the first Business Day thereafter) following the date that the Company elects to abandon the Acquisition or (c) the 20th day (or if such day is not a Business Day, the first Business Day thereafter) following the date that the Stock Purchase Agreement is terminated.

      "MANDATORY REDEMPTION PRICE" means 101% of the principal amount of all of the Notes outstanding on the Mandatory Redemption Date, together with accrued and unpaid interest thereon to the date of redemption.

      "MATURITY DATE" means June 15, 2009.

      "NET CASH PROCEEDS" means, with respect to any Asset Sale, the proceeds in the form of cash or Cash Equivalents including payments in respect of deferred payment obligations when received in the form of cash or Cash Equivalents (other than the portion of any such deferred payment constituting interest) received by the Company or any of its Restricted Subsidiaries from such Asset Sale net of:

            (i) reasonable out-of-pocket expenses and fees relating to such Asset Sale (including, without limitation, legal, accounting and investment banking fees and sales commissions),

            (ii) taxes paid or payable after taking into account any reduction in consolidated tax liability due to available tax credits or deductions and any tax sharing arrangements,

            (iii) repayment of Indebtedness that is secured by the Property or assets that are the subject of such Asset Sale, and

            (iv) appropriate amounts to be provided by the Company or any Restricted Subsidiary, as the case may be, as a reserve, in accordance with GAAP, against any liabilities associated with such Asset Sale and retained by the Company or any Restricted Subsidiary, as the case may be, after such Asset Sale, including, without limitation, pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with such Asset Sale.

      "NET PROCEEDS OFFER" has the meaning provided in Section 4.16(b).

      "NET PROCEEDS OFFER PAYMENT DATE" has the meaning provided in Section 4.16(b).

      "NON-U.S. PERSON" means a Person other than a "U.S. Person" (as defined in Regulation S under the Securities Act).

      "NOTES" means,  collectively,  the Initial Notes,  the Private  Exchange
Notes, if any, and the Unrestricted Notes, treated as a single class of securities, as amended or supplemented from time to time in accordance with the terms hereof, that are issued pursuant to this Indenture.

      "OBLIGATIONS"  means all obligations for principal,  premium,  interest,
penalties,   fees,   indemnification,   reimbursements,   damages   and  other
liabilities payable under the documentation governing any Indebtedness.

      "OFFER TRIGGER DATE" has the meaning provided in Section 4.16(b).

      "OFFICER" means, with respect to any person, the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Chief Financial Officer, the Treasurer, the Controller, or the Secretary of such person, or any other officer designated by the Board of Directors serving in a similar capacity.

      "OFFICERS' CERTIFICATE" means, with respect to any Person, a certificate signed by two Officers or by an Officer and either an Assistant Treasurer or an Assistant Secretary of such Person and otherwise complying with the requirements of Sections 13.4 and 13.5, as they relate to the making of an Officers' Certificate.

      "OPINION OF COUNSEL" means a written opinion from legal counsel, who may be counsel for the Company and who is reasonably acceptable to the Trustee, complying with the requirements of Sections 13.4 and 13.5, as they relate to the giving of an Opinion of Counsel.

      "PAYING AGENT" has the meaning provided in Section 2.3.

      "PAYMENT BLOCKAGE NOTICE" has the meaning provided in Section 10.2(a).

      "PERMITTED  INDEBTEDNESS"  means,  without  duplication,   each  of  the
following:

            (i) Indebtedness represented by the Notes issued in the Offering in an aggregate principal amount not to exceed $150.0 million;

            (ii) Indebtedness incurred pursuant to the Credit Agreement in an aggregate principal amount at any time outstanding not to exceed $300.0 million less: (a) the amount of all mandatory principal payments actually made by the Company in respect of the term loans thereunder (excluding any such payments to the extent refinanced at the time of payment under a replaced Credit Agreement); and (b) reduced by any required permanent repayments (which are accompanied by a corresponding permanent commitment reduction) thereunder;

            (iii) other Indebtedness of the Company and its Restricted Subsidiaries outstanding on the Issue Date reduced by the amount of any scheduled amortization payments or mandatory prepayments when actually paid or permanent reductions thereon;

            (iv) Interest Swap Obligations of the Company covering Indebtedness of the Company or any of its Restricted Subsidiaries and Interest Swap Obligations of any Restricted Subsidiary of the Company covering Indebtedness of such Restricted Subsidiary, PROVIDED, HOWEVER, that such Interest Swap Obligations are entered into to protect the Company and its Restricted Subsidiaries from fluctuations in interest rates on Indebtedness incurred in accordance with this Indenture to the extent the notional principal amount of such Interest Swap Obligation does not exceed the principal amount of the Indebtedness to which such Interest Swap Obligation relates;

            (v) Indebtedness under Currency Agreements, provided that in the case of Currency Agreements which relate to Indebtedness, such Currency Agreements do not increase the Indebtedness of the Company and its Restricted Subsidiaries outstanding other than as a result of fluctuations in foreign currency exchange rates or by reason of fees, indemnities and compensation payable thereunder;

            (vi) Indebtedness of a Restricted  Subsidiary of the Company
      to the Company or to a Wholly Owned Restricted Subsidiary of the Company for so long as such Indebtedness is held by the Company or a Wholly Owned Restricted Subsidiary of the Company, in each case subject to no Lien held by a Person other than the Company or a Wholly Owned Restricted Subsidiary of the Company (other than a Lien to collateralize Indebtedness described in clause (ii) of this definition of "Permitted Indebtedness"), PROVIDED that if, as of any date, any Person other than the Company or a Wholly Owned Restricted Subsidiary of the Company owns or holds any such Indebtedness or holds a Lien in respect of such Indebtedness (other than a Lien to collateralize Indebtedness described in clause (ii) of this definition of "Permitted Indebtedness"), such date shall be deemed the incurrence of Indebtedness not constituting Permitted Indebtedness by the issuer of such Indebtedness;

            (vii) Indebtedness of the Company to a Wholly Owned Restricted Subsidiary of the Company for so long as such Indebtedness is held by a Wholly Owned Restricted Subsidiary of the Company, in each case subject to no Lien (other than a Lien to secure Indebtedness described in clause (ii) of this definition of "Permitted Indebtedness"), PROVIDED that (a) any Indebtedness of the Company to any Wholly Owned Restricted Subsidiary of the Company is unsecured and subordinated, pursuant to a written agreement, to the Company's obligations under this Indenture and the Notes and (b) if as of any date any Person other than a Wholly Owned Restricted Subsidiary of the Company owns or holds any such Indebtedness or any Person holds a Lien in respect of such Indebtedness (other than a Lien to secure Indebtedness described in clause (ii) of this definition of "Permitted Indebtedness"), such date shall be deemed the incurrence of Indebtedness not constituting Permitted Indebtedness by the Company;

            (viii) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently (except in the case of daylight overdrafts) drawn against insufficient funds in the ordinary course of business, provided, however, that such Indebtedness is extinguished within two business days of incurrence;

            (ix) Indebtedness of the Company or any of its Restricted Subsidiaries represented by letters of credit for the account of the Company or such Restricted Subsidiary, as the case may be, in order to provide security for workers' compensation claims, payment obligations in connection with self-insurance or similar requirements in the ordinary course of business;

            (x) Indebtedness represented by Capitalized Lease Obligations and Purchase Money Indebtedness of the Company and its Restricted Subsidiaries incurred in the ordinary course of business not to exceed $10.0 million at any one time outstanding;

            (xi) Refinancing Indebtedness;

            (xii) Unsecured Indebtedness of the Company payable to one or more sellers of any Person acquired by the Company or any Wholly Owned Restricted Subsidiary of the Company, incurred in connection with such acquisition in compliance with the terms of this Indenture, not to exceed $15.0 million in the aggregate at any one time outstanding and in each case subordinated in right of payment to the Notes and the Guarantees;

            (xiii) additional Indebtedness of the Company and its Restricted Subsidiaries in an aggregate principal amount not to exceed $25.0 million at any one time outstanding (which amount may, but need not, be incurred in whole or in part under the Credit Agreement); and

            (xiv) Indebtedness represented by the Redeemable Preferred Stock, including any additional shares issued in payment of dividends thereon.

For purposes of determining compliance with Section 4.14, in the event that an item of Indebtedness meets the criteria of more than one of the categories of

Permitted Indebtedness described in clauses (i) through (xii) above or is entitled to be incurred pursuant to the Consolidated Fixed Charge Coverage Ratio provisions of such Section 4.14, the Company shall, in its sole discretion, classify (or later reclassify) such item of Indebtedness in any manner that complies with Section 4.14. Accrual of interest, accretion or amortization of original issue discount, the payment of interest on any Indebtedness in the form of additional Indebtedness with the same terms, and the payment of dividends on Disqualified Capital Stock in the form of additional shares of the same class of Disqualified Capital Stock shall not be deemed to be an incurrence of Indebtedness or an issuance of Disqualified Capital Stock for purposes of Section 4.14.

      "PERMITTED INVESTMENTS" means:

            (i) Investments by the Company or any Restricted Subsidiary of the Company in any Person that is or will become immediately after such Investment a Wholly Owned Restricted Subsidiary of the Company or that will merge or consolidate into the Company or a Wholly Owned Restricted Subsidiary of the Company;

            (ii) Investments in the Company by any Restricted Subsidiary of the Company; PROVIDED that any Indebtedness evidencing such Investment (other than any guarantee of Indebtedness of the Company described in clause (ii) of the definition of Permitted Indebtedness) is unsecured and subordinated, pursuant to a written agreement, to the Company's obligations under the Notes and this Indenture;

            (iii) investments in cash and Cash Equivalents;

            (iv) loans and advances to employees and officers of the Company and its Restricted Subsidiaries in the ordinary course of business for bona fide business purposes not in excess of $1.0 million at any one time outstanding;

            (v) Currency Agreements and Interest Swap Obligations entered into in the ordinary course of the Company's or its Restricted Subsidiaries' businesses and otherwise in compliance with this Indenture;

            (vi) additional Investments not to exceed $10.0 million at any one time outstanding;

            (vii) Investments in securities of trade creditors or customers received pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of such trade creditors or customers; and

            (viii) Investments made by the Company or its Restricted Subsidiaries as a result of consideration received in connection with an Asset Sale made in compliance with Section 4.16.

      "PERMITTED LIENS" means the following types of Liens:

            (i) Liens for taxes, assessments or governmental charges or claims either (a) not delinquent or (b) contested in good faith by appropriate proceedings and as to which the Company or its Restricted Subsidiaries shall have set aside on its books such reserves as may be required pursuant to GAAP;

            (ii) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, suppliers, materialmen, repairmen and other Liens imposed by law incurred in the ordinary course of business for sums not yet delinquent or being contested in good faith, if such reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made in respect thereof;

            (iii) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, including any Lien securing letters of credit issued in the ordinary course of business consistent with past practice in connection therewith or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money);

            (iv) judgment Liens not giving rise to an Event of Default so long as such Lien is adequately bonded and any appropriate legal proceedings which may have been duly initiated for the review of such judgment shall not have been finally terminated or the period within which such proceedings may be initiated shall not have expired;

            (v) easements, rights-of-way, zoning restrictions and other similar charges or encumbrances in respect of real property not interfering in any material respect with the ordinary conduct of the business of the Company or any of its Restricted Subsidiaries;

            (vi) any interest or title of a lessor under any Capitalized Lease Obligation; PROVIDED that such Liens do not extend to any property or assets which is not leased property subject to such Capitalized Lease Obligation;

            (vii) purchase money Liens to finance property or assets of the Company or any Restricted Subsidiary of the Company acquired in the ordinary course of business; PROVIDED, HOWEVER, that (A) the related purchase money Indebtedness shall not exceed the cost of such property or assets and shall not be secured by any property or assets of the Company or any Restricted Subsidiary of the Company, other than the property and assets so acquired and
      (B) the Lien securing such Indebtedness shall be created within 90 days of such acquisition;

            (viii) Liens upon specific items of inventory or other goods and proceeds of any Person securing such Person's obligations in respect of bankers' acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods;

            (ix) Liens securing reimbursement obligations with respect to commercial letters of credit which encumber documents and other property relating to such letters of credit and products and proceeds thereof;

            (x) Liens encumbering deposits made to secure obligations arising from statutory, regulatory, contractual, or warranty requirements of the Company or any of its Restricted Subsidiaries, including rights of offset and set-off;

            (xi) Liens securing Interest Swap Obligations which Interest
      Swap  Obligations   relate  to  Indebtedness   that  is  otherwise
      permitted under this Indenture;

            (xii) Liens securing Indebtedness under Currency Agreements;

            (xiii) Liens securing Acquired Indebtedness incurred in accordance with Section 4.14; PROVIDED that (A) such Liens secured such Acquired Indebtedness at the time of and prior to the incurrence of such Acquired Indebtedness by the Company or a Restricted Subsidiary of the Company, and were not granted in connection with, or in anticipation of, the incurrence of such Acquired Indebtedness by the Company or a Restricted Subsidiary of the Company, and (B) such Liens do not extend to or cover any property or assets of the Company or of any of its Restricted Subsidiaries, other than the property or assets that secured the Acquired Indebtedness prior to the time such Indebtedness became Acquired Indebtedness of the Company or a Restricted Subsidiary of the Company, and are no more favorable to the lienholders than those securing the Acquired Indebtedness prior to the incurrence of such Acquired Indebtedness by the Company or a Restricted Subsidiary of the Company; and

            (xiv) Liens on assets of the Company securing Senior Debt described in clause (ii) of the definition of "Permitted
      Indebtedness" and Liens or assets of any Restricted Subsidiary securing guarantees of Senior Debt described in clause (ii) of the definition of "Permitted Indebtedness".

      "PERSON" means an individual, partnership, corporation, unincorporated organization, trust or joint venture, or a governmental agency or political subdivision thereof.

      "PHYSICAL NOTES" has the meaning provided in Section 2.1.

      "PLEDGED PROPERTY" has the meaning provided in Section 3.7.

      "PREFERRED STOCK" of any Person means any Capital Stock of such Person that has preferential rights to any other Capital Stock of such Person with respect to dividends or redemptions or upon liquidation.

      "PRINCIPAL"  of  any  Indebtedness   (including  the  Notes)  means  the
principal amount of such Indebtedness plus the premium, if any, on such Indebtedness.

      "PRIVATE EXCHANGE NOTES" has the meaning set forth in the Registration Rights Agreement.

      "PRIVATE PLACEMENT LEGEND" means the legend initially set forth on the Initial Notes in the form set forth in EXHIBIT A(L).

      "PROCEEDS PURCHASE DATE" has the meaning provided in Section 4.16.

      "PRO FORMA" means, with respect to any calculation made or required to be made pursuant to the terms of this Indenture, a calculation in accordance with Article 11 of Regulation S-X under the Securities Act, as determined by the Board of Directors of the Company in consultation with its independent public accountants.

      "PROPERTY" of any person means all types of real, personal, tangible, intangible or mixed property owned by such person whether or not included in the most recent consolidated balance sheet of such person and its Subsidiaries under GAAP.

      "PUBLIC EQUITY OFFERING" means an underwritten equity offering, pursuant to an effective registration statement under the Act, of the Qualified Capital Stock of the Company, or of any entity of which the Company is a direct or indirect subsidiary, to the extent the proceeds thereof shall have been received or contributed to the Company.

      "PURCHASE MONEY INDEBTEDNESS" means Indebtedness of the Company and its Restricted Subsidiaries incurred in the normal course of business for the purpose of financing all or any part of the purchase price, or the cost of installation, construction or improvement, of property or equipment.

      "QUALIFIED   CAPITAL   STOCK"  means  any  Capital  Stock  that  is  not
Disqualified Capital Stock.

      "QUALIFIED   INSTITUTIONAL  BUYER"  or  "QIB"  shall  have  the  meaning specified in Rule 144A under the Securities Act.

      "RECORD DATE" means, with respect to any Note, any of the Record Dates specified in such Note, whether or not a Legal Holiday.

      "REDEEMABLE PREFERRED STOCK" means the 7% Redeemable Preferred Stock, par value $0.01 per share, to be issued by the Company in connection with the Acquisition.

      "REDEMPTION DATE" when used with respect to any Note to be redeemed, means the date fixed for such redemption pursuant to this Indenture and the Notes, including, without limitation, any Mandatory Redemption Date.

      "REDEMPTION PRICE" when used with respect to any Note to be redeemed, means the price fixed for such redemption pursuant to this Indenture and the Notes, including, without limitation, any Mandatory Redemption Price.

      "REFINANCE" means, in respect of any security or Indebtedness, to refinance, extend, renew, refund, repay, prepay, redeem, defease or retire, or to issue a security or Indebtedness in exchange or replacement for, such security or Indebtedness in whole or in part. "Refinanced" and "Refinancing" shall have correlative meanings.

      "REFINANCING INDEBTEDNESS" means any Refinancing by the Company or any Restricted Subsidiary of the Company of Indebtedness incurred in accordance with Section 4.14 (other than pursuant to clauses (ii), (iv), (v), (vi),
(vii), (viii), (ix), (x) or (xii) of the definition of "Permitted Indebtedness"), in each case that does not:

            (1) result in an increase in the aggregate principal amount of Indebtedness of such Person as of the date of such proposed Refinancing (plus the amount of any premium or penalty required to be paid under the terms of the instrument governing such Indebtedness and plus the amount of reasonable expenses incurred by the Company in connection with such Refinancing) or

            (2) create Indebtedness with (A) a Weighted Average Life to Maturity that is less than the Weighted Average Life to Maturity of the Indebtedness being Refinanced or (B) a final maturity earlier than the final maturity of the Indebtedness being

      Refinanced;

PROVIDED that (x) if such Indebtedness being Refinanced is solely Indebtedness of the Company, then such Refinancing Indebtedness shall be Indebtedness solely of the Company and (y) if such Indebtedness being Refinanced is subordinate or junior to the Notes, then such Refinancing Indebtedness shall be subordinate to the Notes at least to the same extent and in the same manner as the Indebtedness being Refinanced.

      "REGISTRAR" has the meaning provided in Section 2.3.

      "REGISTRATION   RIGHTS  AGREEMENT"  has  the  meaning  provided  in  the
definition of "Exchange Offer."

      "REGULATION S" means Regulation S under the Act.

      "REGULATION S GLOBAL NOTE" means a permanent global Note in the form of Exhibit A-1 hereto bearing the legend in EXHIBIT B hereto and the Private Placement Legend and deposited with or on behalf of and registered in the name of the Depository or its nominee, issued in a denomination equal to the outstanding principal amount of the Notes initially sold in reliance on Rule 903 of Regulation S.

      "REPRESENTATIVE" means the indenture trustee or other trustee, agent or representative in respect of any Designated Senior Debt; provided that if, and for so long as, any Designated Senior Debt lacks such a representative, then the Representative for such Designated Senior Debt shall at all times constitute the holders of a majority in outstanding principal amount of such Designated Senior Debt in respect of any Designated Senior Debt.

      "RESTRICTED PAYMENT" has the meaning provided in Section 4.10.

      "RESTRICTED SECURITY" has the meaning assigned to such term in Rule 144(a)(3) under the Act; provided that the Trustee shall be entitled to request and conclusively rely on an Opinion of Counsel with respect to whether any Note constitutes a Restricted Security.

      "RESTRICTED SUBSIDIARY" of any Person means any Subsidiary of such Person which, at the time of determination, is not an Unrestricted Subsidiary.

      "RULE 144A" means Rule 144A under the Act.

      "SALE AND LEASEBACK TRANSACTION" means any direct or indirect arrangement with any Person or to which any such Person is a party, providing for the leasing to the Company or a Restricted Subsidiary of any property, whether owned by the Company or any Restricted Subsidiary at the Issue Date or later acquired, which has been or is to be sold or transferred by the Company or such Restricted Subsidiary to such Person or to any other Person from whom funds have been or are to be advanced by such Person on the security of such Property.

      "SEC" means the United States Securities and Exchange Commission and any successor agency.

      "SENIOR DEBT" means the principal of, premium, if any, and interest (including any interest accruing subsequent to the filing of a petition of bankruptcy at the rate provided for in the documentation with respect thereto, whether or not such interest is an allowed claim under applicable law) on any Indebtedness of the Company, whether outstanding on the Issue Date or thereafter created, incurred or assumed, unless, in the case of any particular Indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness shall not be senior in right of payment to the Notes. Without limiting the generality of the foregoing, "Senior Debt" shall also include the principal of, premium, if any, interest (including any interest accruing subsequent to the filing of a petition of bankruptcy at the rate provided for in the documentation with respect thereto, whether or not such interest is an allowed claim under applicable law) on, and all other amounts owing in respect of:

            (i) all monetary obligations of every nature of the Company under the Credit Agreement, including, without limitation, obligations to pay principal and interest, reimbursement
      obligations   under   letters  of  credit,   fees,   expenses  and
      indemnities;

            (ii) all Interest Swap Obligations; and

            (iii) all obligations under Currency Agreements, in each case whether outstanding on the Issue Date or thereafter incurred.

Notwithstanding the foregoing, "Senior Debt" shall not include:

            (a) any Indebtedness of the Company to a Subsidiary of the Company;

            (b) Indebtedness to, or guaranteed on behalf of, any shareholder, director, officer or employee of the Company or any Subsidiary of the Company (including, without limitation, amounts owed for compensation but excluding any Senior Debt held by any Person who becomes such a shareholder as a result of the exercise of remedies under such Senior Debt);

            (c)  Indebtedness  to  trade  creditors  and  other  amounts
      incurred  in  connection  with  obtaining   goods,   materials  or
      services;

            (d) Indebtedness represented by Disqualified Capital Stock;

            (e) any liability for federal, state, local or other taxes owed or owing by the Company;

            (f) that portion of any Indebtedness incurred in violation of Section 4.14 (but, as to any such obligation, no such violation shall be deemed to exist for purposes of this clause (f) if the holder(s) of such obligation or their representative and the Trustee shall have received an Officers' Certificate of the Company to the effect that the incurrence of such Indebtedness does not (or, in the case of revolving credit indebtedness, that the incurrence of the entire committed amount thereof at the date on which the initial borrowing thereunder is made would not) violate such provisions of this Indenture);

            (g) Indebtedness which, when incurred and without respect to any election under Section 1111(b) of Title 11, United States Code, is without recourse to the Company; and

            (h) any Indebtedness which is, by its express terms, subordinated in right of payment to any other Indebtedness of the Company.

      "SIGNIFICANT  SUBSIDIARY",   with  respect  to  any  Person,  means  any
Restricted  Subsidiary  of such  Person  that  satisfies  the  criteria  for a

"significant subsidiary" set forth in Rule 1.02(w) of Regulation S-X under the Exchange Act.

      "SPECIAL MANDATORY REDEMPTION" means a mandatory redemption of the Notes pursuant to paragraph 6(c) of the Notes.

      "STOCK PURCHASE AGREEMENT" means the stock purchase agreement dated as of April 2, 1999 by and among the Company, HPO Acquisition Corp., NC Resources, Inc. and NovaCare Orthotics & Prosthetics, Inc., as amended on May 19, 1999.

      "SUBSIDIARY", with respect to any Person, means (i) any corporation of which the outstanding Capital Stock having at least a majority of the votes entitled to be cast in the election of directors under ordinary circumstances shall at the time be owned, directly or indirectly, by such Person or (ii) any other Person of which at least a majority of the voting interest under ordinary circumstances is at the time, directly or indirectly, owned by such Person.

      "SURVIVING ENTITY" has the meaning provided in Section 5.1.

      "TIA"  means  the  Trust  Indenture  Act  of  1939  (15  U.S.C.   ss.ss.
77aaa-77bbbb), as amended, as in effect on the date of this Indenture, except as otherwise provided in Section 9.4.

      "TRUSTEE" means the party named as such in this Indenture until a successor replaces it in accordance with the provisions of this Indenture and thereafter means such successor.

      "TRUST OFFICER" means any officer of the Trustee assigned by the Trustee to administer this Indenture, or in the case of a successor trustee, an officer assigned to the department, division or group performing the corporation trust work of such successor and assigned to administer this Indenture.

      "U.S. GOVERNMENT OBLIGATIONS" means non-callable direct obligations of, and non-callable obligations guaranteed by, the United States of America for the payment of which the full faith and credit of the United States of America is pledged.

      "U.S. LEGAL TENDER" means such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

      "UNRESTRICTED NOTES" means one or more Notes that do not and are not required to bear the Private Placement Legend in the form set forth on EXHIBIT A(L), including, without limitation, the Exchange Notes in the form set forth as EXHIBIT A(2) hereto.

      "UNRESTRICTED SUBSIDIARY" of any Person means (i) any Subsidiary of such Person that at the time of determination shall be or continue to be designated an Unrestricted Subsidiary by the Board of Directors of such Person in the manner provided below; and (ii) any Subsidiary of an Unrestricted Subsidiary. The Board of Directors may designate any Subsidiary (including any newly acquired or newly formed Subsidiary) to be an Unrestricted Subsidiary unless such Subsidiary owns any Capital Stock of, or owns or holds any Lien on any property of, the Company or any other Subsidiary of the Company that is not a Subsidiary of the Subsidiary to be so designated; PROVIDED that (a) the Company would be permitted under this Indenture to make an Investment under all applicable provisions of Section 4.10 at the time of such designation (assuming the effectiveness of such designation) in an amount equal to the Designation Amount, and the Company certifies the foregoing to the Trustee; and (b) each Subsidiary to be so designated and each of its Subsidiaries has not at the time of designation, and does not thereafter, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable with respect to any Indebtedness pursuant to which the lender has recourse to any of the assets of the Company or any of its Restricted Subsidiaries. The Board of Directors may designate any Unrestricted Subsidiary to be a Restricted Subsidiary only if (x) immediately after giving effect to such designation, the Company is able to incur at least $1.00 of additional Indebtedness (other than Permitted Indebtedness) in compliance with Section 4.14; and (y) immediately before and immediately after giving effect to such designation, no Default or Event of Default shall have occurred and be continuing. Any such designation by the Board of Directors shall be evidenced to the Trustee by promptly filing with the Trustee a copy of the Board Resolution giving effect to such designation and an Officers' Certificate of the Company certifying that such designation complied with the foregoing provisions.

      "WEIGHTED AVERAGE LIFE TO MATURITY" means, when applied to any Indebtedness at any date, the number of years obtained by dividing (i) the then outstanding aggregate principal amount of such Indebtedness into (ii) the sum of the total of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payment of principal, including payment at final maturity, in respect thereof, by (b) the number of years (calculated to the nearest one-twelfth) which will elapse between such date and the making of such payment.

      "WHOLLY OWNED RESTRICTED SUBSIDIARY" of any Person means any Wholly Owned Subsidiary of such Person which at the time of determination is a Restricted Subsidiary of such Person.

      "WHOLLY OWNED SUBSIDIARY" of any Person means any Subsidiary of such Person of which all the outstanding voting securities (other than in the case of a foreign Subsidiary, directors' qualifying shares or an immaterial amount of shares required to be owned by other Persons pursuant to applicable law) are owned by such Person or any Wholly Owned Subsidiary of such Person.

      Section 1.2.      INCORPORATION BY REFERENCE OF TIA.

      Whenever this Indenture refers to a provision of the TIA, such provision is incorporated by reference in, and made a part of, this Indenture. The following TIA terms used in this Indenture have the following meanings:

      "Commission" means the SEC.

      "indenture securities" means the Notes.

      "indenture security holder" means a Holder or a Noteholder.

      "indenture to be qualified" means this Indenture.

      "indenture trustee" or "institutional trustee" means the Trustee.

      "obligor" on the indenture securities means the Company, the Guarantors, or any other obligor on the Notes or the Guarantees.

      All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule and not otherwise defined herein have the meanings assigned to them therein.

      Section 1.3.      RULES OF CONSTRUCTION.

      Unless the context otherwise requires:

            (1) a term has the meaning assigned to it;

            (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

            (3) "or" is not exclusive;

            (4) words in the singular include the plural, and words in the plural include the singular; and

            (5) "herein," "hereof" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                                  ARTICLE II.

                                   THE NOTES

      Section 2.1.      FORM AND DATING.

      (a) The Initial Notes, the notation thereon relating to the Guarantees and the Trustee's certificate of authentication shall be substantially in the form of EXHIBIT A(1) hereto. The Exchange Notes, the notation thereon relating to the Guarantees and the Trustee's certificate of authentication shall be substantially in the form of EXHIBIT A(2) hereto. The Notes may have notations, legends or endorsements required by law, stock exchange rule or depository rule or usage. The Company and the Trustee shall approve the form of the Notes and any notation, legend or endorsement on them. Each Note shall be dated the date of its issuance.

      The terms and provisions contained in the Notes and the Guarantees annexed hereto as EXHIBITS A(L) and A(2), shall constitute, and are hereby expressly made, a part of this Indenture and, to the extent applicable, the Company, the Guarantors and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

      (b) Notes offered and sold to Institutional Accredited Investors shall be issued initially in the form of one or more IAI Global Notes.

      (c) Notes offered and sold in reliance on Rule 144A shall be issued initially in the form of one or more permanent global Notes in registered form, substantially in the form set forth in EXHIBIT A(L) (together with the IAI Global Notes and the Regulation S Global Notes, the "GLOBAL NOTES"), deposited with the Trustee, as custodian for the Depository, and shall bear the Private Placement Legend and the legend set forth in EXHIBIT B hereto, duly executed by the Company and the Guarantors, and authenticated by the Trustee as hereinafter provided.

      (d) Notes offered and sold in reliance on Regulation S shall be issued initially in the form of the Regulation S Global Note, which shall be deposited on behalf of the purchasers of the Notes represented thereby with the Trustee, at its New York office, as custodian for the Depository, and registered in the name of the Depository or the nominee of the Depository, duly executed by the Company and authenticated by the Trustee as hereinafter provided.

      (e) The aggregate principal amount of any Global Note may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depository, as hereinafter provided.

      Section 2.2.      EXECUTION  AND  AUTHENTICATION;   AGGREGATE  PRINCIPAL
                        AMOUNT.

      Two Officers, or an Officer and an Assistant Secretary, shall sign, or one Officer shall sign and one Officer or an Assistant Secretary (each of whom shall, in each case, have been duly authorized by all requisite corporate actions) shall attest to the Notes for the Company by manual or facsimile signature.

      If an Officer or Assistant Secretary whose signature is on a Note was an Officer or Assistant Secretary at the time of such execution but no longer holds that office or position at the time the Trustee authenticates the Note, the Note shall nevertheless be valid.

      A Note shall not be valid until an authorized signatory of the Trustee manually signs the certificate of authentication on the Note. The signature shall be conclusive evidence that the Note has been authenticated under this Indenture.

      The Trustee shall authenticate (i) Initial Notes for original issue in the aggregate principal amount not to exceed $300,000,000 in one or more series, provided that the aggregate principal amount of Initial Notes issued on the Issue Date shall not exceed $150,000,000, (ii) Private Exchange Notes from time to time only in exchange for a like principal amount of Initial Notes and (iii) Unrestricted Notes from time to time only (x) in exchange for a like principal amount of Initial Notes or (y) in an aggregate principal amount of not more than the excess of $300,000,000 over the sum of the aggregate principal amount of (A) Initial Notes then outstanding, (B) Private Exchange Notes then outstanding and (C) Unrestricted Notes issued in accordance with (iii)(x) above, in each case upon a written order of the Company in the form of an Officers' Certificate of the Company. Each such written order shall specify the amount of Notes to be authenticated and the date on which the Notes are to be authenticated, whether the Notes are to be Initial Notes, Private Exchange Notes or Unrestricted Notes and whether the Notes are to be issued as Physical Notes or Global Notes or such other information as the Trustee may reasonably request. In addition, with respect to authentication pursuant to clauses (ii) or (iii) of the first sentence of this paragraph, the first such written order from the Company shall be accompanied by an Opinion of Counsel of the Company in a form reasonably satisfactory to the Trustee stating that the issuance of the Private Exchange Notes or the Unrestricted Notes, as the case may be, does not give rise to an Event of Default, complies with this Indenture and has been duly authorized by the Company. The aggregate principal amount of Notes outstanding at any time may not exceed $300,000,000, except as provided in Section 2.8.

      In the event that the Company shall issue and the Trustee shall authenticate any Notes issued under this Indenture subsequent to the Issue Date pursuant to clauses (i) and (iii) of the first sentence of the immediately preceding paragraph, the Company shall use its best efforts to obtain the same "CUSIP" number for such Notes as is printed on the Notes outstanding at such time; PROVIDED, HOWEVER, that if any series of Notes issued under this Indenture subsequent to the Issue Date is determined, pursuant to an Opinion of Counsel of the Company in a form reasonably satisfactory to the Trustee to be a different class of security than the Notes outstanding at such time for federal income tax purposes, the Company may obtain a "CUSIP" number for such Notes that is different than the "CUSIP" number printed on the Notes then outstanding. Notwithstanding the foregoing, all Notes issued under this Indenture shall vote and consent together on all matters as one class and no series of Notes will have the right to vote or consent as a separate class on any matter.

      The Trustee may appoint an authenticating agent (the "AUTHENTICATING AGENT") reasonably acceptable to the Company to authenticate Notes. Unless otherwise provided in the appointment, an Authenticating Agent may authenticate Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such Authenticating Agent. An Authenticating Agent has the same rights as an Agent to deal with the Company and Affiliates of the Company.

      The Notes shall be issuable in fully registered form only, without coupons, in denominations of $1,000 and any integral multiple thereof.

      Section 2.3.      REGISTRAR AND PAYING AGENT.

      The Company shall maintain an office or agency (which shall be located in the Borough of Manhattan in the City of New York, State of New York) where
(a) Notes may be presented or surrendered for registration of transfer or for exchange ("REGISTRAR"), (b) Notes may be presented or surrendered for payment ("PAYING AGENT") and (c) notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Registrar shall keep a register of the Notes and of their transfer and exchange. The Company, upon prior written notice to the Trustee, may have one or more co-Registrars and one or more additional paying agents reasonably acceptable to the Trustee. The term "Paying Agent" includes any additional Paying Agent. Neither the Company nor any Affiliate of the Company may act as Paying Agent.

      The Company shall enter into an appropriate agency agreement with any Agent not a party to this Indenture, which agreement shall incorporate the provisions of the TIA and implement the provisions of this Indenture that relate to such Agent. The Company shall notify the Trustee, in advance, of the name and address of any such Agent. If the Company fails to maintain a Registrar or Paying Agent, or fails to give the foregoing notice, the Trustee shall act as such and shall be entitled to appropriate compensation in accordance with Section 7.7.

      The Company initially appoints the Trustee as Registrar, Paying Agent and agent for service of demands and notices in connection with the Notes, until such time as the Trustee has resigned or a successor has been appointed. The Paying Agent or Registrar may resign upon 30 days prior written notice to the Company.

      Section 2.4.      PAYING AGENT TO HOLD ASSETS IN TRUST.

      The Company shall require each Paying Agent other than the Trustee to agree in writing that, subject to Articles X and XII, each Paying Agent shall hold in trust for the benefit of the Holders or the Trustee all assets held by the Paying Agent for the payment of principal of, or interest on, the Notes (whether such assets have been distributed to it by the Company or any other obligor on the Notes), and the Company and the Paying Agent shall notify the Trustee in writing of any Default by the Company (or any other obligor on the Notes) in making any such payment. The Company at any time may require a Paying Agent to distribute all assets held by it to the Trustee and account for any assets disbursed and the Trustee may at any time during the continuance of any payment Default, upon written request to a Paying Agent, require such Paying Agent to distribute all assets held by it to the Trustee and to account for any assets distributed. Upon distribution to the Trustee of all assets that shall have been delivered by the Company to the Paying Agent, the Paying Agent shall have no further liability for such assets.

      Section 2.5.      NOTEHOLDER LISTS.

      The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Noteholders. If the Trustee is not the Registrar, the Company shall furnish or cause the Registrar to furnish to the Trustee as of each Record Date and before each related Interest Payment Date and at such other times as the Trustee may request in writing a list as of such date and in such form as the Trustee may reasonably require of the names and addresses of Noteholders, which list may be conclusively relied upon by the Trustee.

      Section 2.6.      TRANSFER AND EXCHANGE.

      Subject to the provisions of Sections 2.15 and 2.16, when Notes are presented to the Registrar or a co-Registrar with a request to register the transfer of such Notes or to exchange such Notes for an equal principal amount of Notes of other authorized denominations, the Registrar or co-Registrar shall register the transfer or make the exchange as requested if its requirements for such transaction are met; PROVIDED, HOWEVER, that the Notes presented or surrendered for registration of transfer or exchange shall be duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar or co-Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing. To permit registrations of transfer and exchanges, the Company shall issue and execute and the Trustee shall authenticate Notes at the Registrar's or co-Registrar's request. No service charge shall be made to a Noteholder for any registration of transfer or exchange. The Company may require from such Noteholder payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchanges or transfers pursuant to Sections 2.10, 3.6, 4.15, 4.16 or 9.5, in which event the Company shall be responsible for the payment of such taxes).

      The Registrar or co-Registrar shall not be required to register the transfer of or exchange of any Note (i) during a period beginning at the opening of business 15 days before the mailing of a notice of redemption of Notes and ending at the close of business on the day of such mailing and (ii) selected for redemption in whole or in part pursuant to Article III, except the unredeemed portion of any Note being redeemed in part.

      Any Holder of a Global Note shall, by acceptance of such Global Note, agree that transfers of beneficial interests in such Global Note may be effected only through a book entry system maintained by the Holder of such Global Note (or its agent), and that ownership of a beneficial interest in the Global Note shall be required to be reflected in a book entry.

      Section 2.7.      REPLACEMENT NOTES.

      If a mutilated Note is surrendered to the Trustee or if the Holder of a Note claims that the Note has been lost, destroyed or wrongfully taken, the

Company shall issue and execute and the Trustee shall authenticate a replacement Note if the Trustee's requirements are met. If required by the Trustee or the Company, such Holder must provide an affidavit of lost certificate and an indemnity bond or other indemnity, sufficient in the judgment of both the Company and the Trustee, to protect the Company, the Trustee or any Agent from any loss which any of them may suffer if a Note is replaced. The Company may charge such Holder for its reasonable, out-of-pocket expenses in replacing a Note, including reasonable fees and expenses of the Trustee and counsel and the Trustee may charge the Company for the Trustee's reasonable out-of-pocket expenses in replacing such Note. Every replacement Note shall constitute an additional Obligation of the Company.

      Section 2.8.      OUTSTANDING NOTES.

      Notes outstanding at any time are all the Notes that have been authenticated by the Trustee except those canceled by it, those delivered to it for cancellation and those described in this Section as not outstanding. Subject to the provisions of Section 2.9, a Note does not cease to be outstanding because the Company, any Guarantor or any of their respective Affiliates holds the Note.

      If a Note is replaced pursuant to Section 2.7 (other than a mutilated Note surrendered for replacement), it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Note is held by a BONA FIDE purchaser. A mutilated Note ceases to be outstanding upon surrender of such Note and replacement thereof pursuant to Section 2.7.

      If on a Redemption Date or the Maturity Date the Paying Agent holds U.S. Legal Tender or U.S. Government Obligations sufficient to pay all of the principal and interest due on the Notes payable on that date and is not prohibited from paying such money to the Holders thereof pursuant to the terms of this Indenture, then on and after that date such Notes shall cease to be outstanding and interest on them shall cease to accrue.

      Section 2.9.      TREASURY NOTES.

      In determining whether the Holders of the required principal amount of Notes have concurred in any direction, waiver, consent or notice, Notes owned by the Company, any Guarantor or any of their respective Affiliates shall be considered as though they are not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Notes which a Trust Officer of the Trustee actually knows are so owned shall be so considered. The Company shall notify the Trustee, in writing, when it, any Guarantor or any of their respective Affiliates repurchases or otherwise acquires Notes, and of the aggregate principal amount of such Notes so repurchased or otherwise acquired.

      Section 2.10.     TEMPORARY NOTES.

      Until definitive Notes are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Notes upon receipt of a written order of the Company in the form of an Officers' Certificate. The Officers' Certificate shall specify the amount of temporary Notes to be authenticated and the date on which the temporary Notes are to be authenticated, and shall direct the Trustee to authenticate such Notes and certify that all conditions precedent to the issuance of such Notes contained herein have been complied with. Temporary Notes shall be substantially in the form of definitive Notes but may have variations that the Company and the Trustee consider appropriate for temporary Notes. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate upon receipt of a written order of the Company pursuant to Section 2.2 definitive Notes in exchange for temporary Notes.

      Section 2.11.     CANCELLATION.

      The Company at any time may deliver Notes to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Notes surrendered to them for transfer, exchange or payment. The Trustee, or at the direction of the Trustee, the Registrar or the Paying Agent, and no one else, shall cancel and, at the written direction of the Company, shall dispose of all Notes surrendered for registration of transfer, exchange, payment or cancellation. Subject to Section 2.7, the Company may not issue new Notes to replace Notes that it has paid or delivered to the Trustee for cancellation. If the Company or any Guarantor shall acquire any of the Notes, such acquisition shall not operate as a redemption or satisfaction of the Indebtedness represented by such Notes unless and until the same are surrendered to the Trustee for cancellation pursuant to this Section 2.11.

      Section 2.12.     DEFAULTED INTEREST.

      If the Company defaults in a payment of interest on the Notes, it shall pay the defaulted interest, plus (to the extent lawful) any interest payable on the defaulted interest to the Persons who are Holders on a subsequent special record date, which date shall be the fifteenth day next preceding the date fixed by the Company for the payment of defaulted interest or the next succeeding Business Day if such date is not a Business Day. At least 15 days before the subsequent special record date, the Company shall mail to each Holder, with a copy to the Trustee, a notice that states the subsequent special record date, the payment date and the amount of defaulted interest, and interest payable on such defaulted interest, if any, to be paid.

      Section 2.13.     CUSIP NUMBER.

      The Company in issuing the Notes may use one or more "CUSIP" numbers, and if so, the appropriate CUSIP number(s) shall be included in all notices of redemption or exchange as a convenience to Holders; provided that any such notice may state that no representation is made by the Trustee as to the correctness or accuracy of any CUSIP number(s) printed in the notice or on the Notes, and that reliance may be placed only on the other identification numbers printed on the Notes. The Company shall promptly notify the Trustee of any change in the CUSIP number.

      Section 2.14.     DEPOSIT OF MONEYS.

      Prior to 10:00 a.m., New York City time, on each Interest Payment Date, Redemption Date, Change of Control Payment Date and on the Maturity Date, the Company shall have deposited with the Paying Agent in immediately available funds money sufficient to make cash payments, if any, due on such Interest Payment Date, Redemption Date, Change of Control Payment Date or Maturity Date, as the case may be, in a timely manner which permits the Paying Agent to remit payment to the Holders on such Interest Payment Date, Redemption Date, Change of Control Payment Date or Maturity Date, as the case may be.

      Section 2.15.     BOOK-ENTRY PROVISIONS FOR GLOBAL NOTES.

      (a) The Global Notes initially shall (i) be registered in the name of the Depository or the nominee of such Depository, (ii) be delivered to the Trustee as custodian for such Depository and (iii) bear legends as set forth in EXHIBIT B. Members of, or participants in, the Depository ("DEPOSITORY PARTICIPANTS") shall have no rights under this Indenture with respect to any Global Note held on their behalf by the Depository, or the Trustee as its custodian, or under the Global Notes, and the Depository may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of the Global Notes for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and its Depository Participants, the operation of customary practices governing the exercise of the rights of a holder of any Note.

      (b) Transfers of a Global Note shall be limited to transfers in whole, but not in part, to the Depository, its successors or their respective nominees. Interests of beneficial owners in a Global Note may be transferred or exchanged for Physical Notes in accordance with the rules and procedures of the Depository (and, if applicable, Euroclear and Cedel) and the provisions of
Section 2.16. In addition, Physical Notes shall be transferred to all beneficial owners in exchange for their beneficial interests in a Global Note if (i) the Depository notifies the Company that it is unwilling or unable to continue as Depository for such Global Note and a successor depository is not appointed by the Company within 90 days of such notice or (ii) an Event of Default has occurred and is continuing and the Registrar has received a request from the Depository to issue Physical Notes.

      (c) In connection with any transfer or exchange of a portion of the beneficial interest in a Global Note to beneficial owners pursuant to paragraph (b), the Registrar shall (if one or more Physical Notes are to be issued) reflect on its books and records the date and a decrease in the principal amount of such Global Note in an amount equal to the principal amount of the beneficial interest in such Global Note to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver, one or more Physical Notes of like tenor and amount.

      (d) In connection with the transfer of an entire Global Note to beneficial owners pursuant to paragraph (b), such Global Note shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depository in exchange for its beneficial interest in such Global Note, an equal aggregate principal amount of Physical Notes of authorized denominations.

      (e) Any Physical Note constituting a Restricted Security delivered in exchange for an interest in Global Note pursuant to paragraph (b) or (c) shall, except as otherwise provided by paragraphs (a)(i)(x) and (c) of Section 2.16, bear the Private Placement Legend.

      (f) The Holder of a Global Note may grant proxies and otherwise authorize any person, including Depository Participants and persons that may hold interests through Depository Participants, to take any action which a Holder is entitled to take under this Indenture or the Notes.

      Section 2.16.     SPECIAL TRANSFER PROVISIONS.

      (a) TRANSFERS TO NON-QIB INSTITUTIONAL ACCREDITED INVESTORS AND NON-U.S. PERSONS. The following provisions shall apply with respect to the registration of any proposed transfer of a Note constituting a Restricted Security to any Institutional Accredited Investor which is not a QIB or to any Non-U.S.
Person:

            (i) the Registrar shall register the transfer of any Note constituting a Restricted Security, whether or not such Note bears the Private Placement Legend, if (x) the requested transfer is after the second anniversary of the date of this Indenture and the transferor certifies that it is not, and for the preceding three months has not been, an Affiliate of the Company or any Guarantor, and that the Restricted Security was not acquired from the Company or an Affiliate of the Company less than two years prior to the date of the proposed transfer or (y) (1) in the case of a transfer to an Institutional Accredited Investor which is not a QIB (excluding Non-U.S. Persons), the proposed transferee has delivered to the Registrar a certificate substantially in the form of EXHIBIT C hereto or (2) in the case of a transfer to a Non-U.S. Person, the proposed transferor has delivered to the Registrar a certificate substantially in the form of EXHIBIT D hereto;

            (ii) if the proposed transferee is a Depository Participant and the Notes to be transferred consist of Physical Notes which after transfer are to be evidenced by an interest in an IAI Global Note or a Regulation S Global Note, as the case may be, upon receipt by the Registrar of (x) written instructions given in accordance with the Depository's and the Registrar's procedures and (y) the appropriate certificate, if any, required by clause (y) of paragraph (i) above, the Registrar shall register the transfer and reflect on its books and records the date and an increase in the principal amount of an IAI Global Note or Regulation S Global Note, as the case may be, in an amount equal to the principal amount of Physical Notes to be transferred, and the Trustee shall cancel the Physical Notes so transferred; and

            (i) if the proposed transferor is a Depository Participant seeking to transfer an interest in a Global Note, upon receipt by the Registrar of (x) written instructions given in accordance with the Depository's and the Registrar's procedures and (y) the appropriate certificate, if any, required by clause (y) of paragraph (i) above, the Registrar shall register the transfer and reflect on its books and records the date and
      (A) a decrease in the principal amount of the Global Note from which such interests are to be transferred in an amount equal to the principal amount of the Notes to be transferred and (B) an increase in the principal amount of an IAI Global Note or a Regulation S Global Note, as the case may be, in an amount equal to the principal amount of the Notes to be transferred.

      (b) TRANSFERS TO QIBS. The following provisions shall apply with respect to the registration of any proposed transfer of a Note constituting a Restricted Security to a QIB (excluding transfers to Non-U.S. Persons):

            (i) the Registrar shall register the transfer if such transfer is being made by a proposed transferor who has checked the box provided for on the form of Note stating, or has otherwise advised the Company and the Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Note stating, or has otherwise advised the Company and the Registrar in writing, that it is purchasing the Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A; and

            (ii) if the proposed transferee is a Depository Participant, and the Notes to be transferred consist of Physical Notes which after transfer are to be evidenced by an interest in a Global Note, upon receipt by the Registrar of written instructions given in accordance with the Depository's and the Registrar's procedures, the Registrar shall reflect on its books and records the date and an increase in the principal amount of such Global Note in an amount equal to the principal amount of the Physical Notes to be transferred, and the Trustee shall cancel the Physical Notes so transferred; and

            (iii) if the proposed transferor is a Depository Participant seeking to transfer an interest in the IAI Global Note or the Regulation S Global Note, upon receipt by the Registrar of written instructions given in accordance with the Depository's and the Registrar's procedures, the Registrar shall register the transfer and reflect on its books and records the date and (A) a decrease in the principal amount of the IAI Global Note or the Regulation S Global Note, as the case may be, in an amount equal to the principal amount of the Notes to be transferred and (B) an increase in the principal amount of the Global
      Note in an amount equal to the principal amount of the Notes to be transferred.

      (c) PRIVATE PLACEMENT LEGEND. Upon the registration of transfer, exchange or replacement of Notes not bearing the Private Placement Legend, the Registrar shall deliver Notes that do not bear the Private Placement Legend. Upon the registration of transfer, exchange or replacement of Notes bearing the Private Placement Legend, the Registrar shall deliver only Notes that bear the Private Placement Legend unless (i) the circumstances contemplated by paragraph (a)(i)(x) of this Section 2.16 exist or (ii) there is delivered to the Registrar an Opinion of Counsel reasonably satisfactory to the Company and the Trustee to the effect that neither such Private Placement Legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Act.

      (d) GENERAL. By its acceptance of any Note bearing the Private Placement Legend, each Holder of such a Note acknowledges the restrictions on transfer of such Note set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Note only as provided in this Indenture.

      The Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 2.15 or this Section 2.16 for a period of three years. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Registrar.

                                 ARTICLE III.

              REDEMPTION; PLEDGE FOR SPECIAL MANDATORY REDEMPTION

      Section 3.1.      NOTICES TO TRUSTEE.

      If the Company elects to redeem Notes pursuant to Paragraph Six of the Notes, or if the Company is required to redeem all of the Notes pursuant to a Special Mandatory Redemption, it shall, in either case, notify both the Trustee and the Paying Agent in writing of the Redemption Date and the principal amount of the Notes to be redeemed. The Company shall give each notice provided for in this Section 3.1 at least 30 days (or 45 days if the Company causes the Trustee to give notice of redemption to the Holders pursuant to Section 3.3 hereof) before the Redemption Date (except as provided in Section 3.7), together with an Officers' Certificate and Opinion of Counsel stating that such redemption shall comply with the conditions contained herein and in the Notes.

      Section 3.2.      SELECTION OF NOTES TO BE REDEEMED.

      In the event that less than all of the Notes are to be redeemed at any time, selection of such Notes for redemption shall be made by the Trustee in compliance with the requirements of the principal national securities exchange, if any, on which such Notes are listed or, if such Notes are not then listed on a national securities exchange, on a pro rata basis, by lot or by such method as the Trustee shall deem fair and appropriate; PROVIDED, HOWEVER, that if a partial redemption is made with the proceeds of a Public Equity Offering, selection of the Notes or portions thereof for redemption shall be made by the Trustee only on a pro rata basis or on as nearly a pro rata basis as is practicable (subject to Depository procedures), unless such method is otherwise prohibited. The Trustee shall make the selection from the Notes outstanding and not previously called for redemption and shall promptly notify the Company in writing of the Notes selected for redemption and, in the case of any Note selected for partial redemption, the principal amount thereof to be redeemed. Notes in denominations of $1,000 may be redeemed only in whole. The Trustee may select for redemption portions (equal to $1,000 or any integral multiple thereof) of the principal of Notes that have denominations larger than $1,000. Provisions of this Indenture that apply to Notes called for redemption also apply to portions of Notes called for redemption.

      Section 3.3.      NOTICE OF REDEMPTION.

      At least 30 days (other than with respect to a Special Mandatory Redemption) but not more than 60 days before a Redemption Date, the Company shall mail or cause to be mailed a notice of redemption by first class mail, postage prepaid, to each Holder whose Notes are to be redeemed, with a copy to the Trustee and any Paying Agent; provided that, with respect to a Special Mandatory Redemption, such notice shall be so mailed promptly after the occurrence of the event triggering such Special Mandatory Redemption.

      Each notice for redemption shall identify the Notes to be redeemed and shall state:

            (1) the Redemption Date;

            (2) the Redemption Price and the amount of accrued interest, if any, to be paid;

            (3) the name and address of the Paying Agent;

            (4)  the   subparagraph  of  the  Notes  pursuant  to  which  such
      redemption is being made;

            (5) that Notes called for redemption must be surrendered to the Paying Agent to collect the Redemption Price plus accrued interest, if any;

            (6) that, unless (a) the Company defaults in making the redemption payment or (b) such redemption payment is prohibited pursuant to Article X or XII hereof or otherwise, interest on Notes called for redemption ceases to accrue on and after the Redemption Date, and the only remaining right of the Holders of such Notes is to receive payment of the Redemption Price plus accrued interest, if any, to the Redemption Date, upon surrender to the Paying Agent of the Notes redeemed;

            (7) if any Note is being redeemed in part, the portion of the principal amount (equal to $1,000 or any integral multiple thereof) of such Note to be redeemed and that, on or after the Redemption Date, and upon surrender of such Note, a new Note or Notes in the aggregate principal amount equal to the unredeemed portion thereof will be issued; and

            (8) if fewer than all the Notes are to be redeemed, the identification of the particular Notes (or portion thereof) to be redeemed, as well as the aggregate principal amount of Notes to be redeemed and the aggregate principal amount of Notes to be outstanding after such partial redemption.

      Section 3.4.      EFFECT OF NOTICE OF REDEMPTION.

      Once notice of redemption is mailed in accordance with Section 3.3, Notes called for redemption become due and payable on the Redemption Date and at the Redemption Price plus accrued interest, if any. Upon surrender to the Trustee or Paying Agent, such Notes called for redemption, unless prohibited pursuant to Article X or XII or otherwise pursuant to this Indenture, shall be paid at the Redemption Price (which shall include accrued interest thereon to the Redemption Date), but installments of interest, the maturity of which is on or prior to the Redemption Date, shall be payable to Holders of record at the close of business on the relevant record dates referred to in the Notes.

      Section 3.5.      DEPOSIT OF REDEMPTION PRICE.

      Except as otherwise provided in Section 3.7, on or before the Redemption Date, the Company shall deposit with the Paying Agent in immediately available funds U.S. Legal Tender sufficient to pay the Redemption Price plus accrued interest, if any, of all Notes or portions thereof to be redeemed on that date. The Paying Agent shall promptly return to the Company any U.S. Legal Tender so deposited which is not required for that purpose, except with respect to monies owed as obligations to the Trustee pursuant to Article VII.

      If the Company complies with the preceding paragraph and payment of the Notes is not prohibited under Article X or XII or otherwise, then, unless the Company defaults in the payment of such Redemption Price plus accrued interest, if any, interest on the Notes to be redeemed shall cease to accrue on and after the applicable Redemption Date, whether or not such Notes are presented for payment.

      Section 3.6.      NOTES REDEEMED IN PART.

      Upon surrender of a Note that is to be redeemed in part, the Company shall issue and execute, and the Trustee shall authenticate for the Holder, a new Note or Notes equal in principal amount to the unredeemed portion of the Note surrendered.

      Section 3.7.      PLEDGE FOR SPECIAL MANDATORY REDEMPTION.

      (a) On the Issue Date, the Company shall deposit with the Trustee for credit to a special account established by the Trustee the net proceeds of the Notes and cash, U.S. Government Obligations and/or other Cash Equivalents (such proceeds, cash, U.S. Government Obligations and/or other Cash Equivalents, together with the interest, dividends and distributions thereon, the "PLEDGED PROPERTY") in an aggregate amount sufficient (taking into account all scheduled interest, dividends, earnings and other distributions thereon and the initial investment of such cash) to redeem the Notes at the Mandatory

Redemption Price, assuming such redemption occurs on July 27, 1999.

      (b) If the Trustee receives a notice of a Special Mandatory Redemption from the Company or if the Trustee does not receive a notice to the effect described in paragraph (c) of this Section 3.7 on or before the Deadline Date, the Trustee shall liquidate all Pledged Property held by it no later than the Business Day prior to the Mandatory Redemption Date and release to the Paying Agent an amount of Pledged Property in cash equal to the aggregate Mandatory Redemption Price of the Notes for payment to Holders on the Mandatory
Redemption Date. Concurrently with such release to the Paying Agent, the Trustee shall release any excess Pledged Property to the Company which, in turn, will be permitted to use such funds in its discretion, including to dividend such excess to its stockholders. If the cash proceeds of the Pledged Property are less than the Mandatory Redemption Price, the Company shall be obligated to deliver an amount equal to the deficiency to the Paying Agent prior to the Mandatory Redemption Date.

      (c) If the Trustee receives notice that the closing of the Acquisition will occur on or prior to the Deadline Date, the Trustee will release all Pledged Property to the Company upon presentation of an Officer's Certificate of the Company, certifying to the Trustee that (A) the Company and NovaCare Orthotics & Prosthetics, Inc. propose concurrently to consummate the Acquisition pursuant to the terms of the Stock Purchase Agreement, as it may be amended, (B) the terms of the transactions to be entered into and the business to be acquired from NovaCare Orthotics & Prosthetics, Inc. conform in all material respects to the description thereof contained in the Offering Memorandum dated June 9, 1999 with respect to the offering of the Notes, subject only to any changes provided for or contemplated in such Offering Memorandum or otherwise permitted pursuant to the terms of the Stock Purchase Agreement, (C) all conditions to the closing of the Acquisition have been satisfied or waived, and (D) immediately following such release (and, in any event, within one Business Day thereafter) such funds will be used to pay a portion of the purchase price for the Acquisition.

                                  ARTICLE IV.

                                   COVENANTS

      Section 4.1.      PAYMENT OF NOTES.

      The Company shall pay the principal of and interest on the Notes on the dates and in the manner provided in the Notes and in this Indenture. An installment of principal of or interest on the Notes shall be considered paid on the date it is due if the Trustee or Paying Agent (other than the Company or an Affiliate of the Company) holds, prior to 11:00 a.m. New York City time on that date, U.S. Legal Tender designated for and sufficient to pay the installment in full and is not prohibited from paying such money to the Holders pursuant to the terms of this Indenture.

      The Company shall pay, to the extent such payments are lawful, interest on overdue principal and on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the rate borne by the Notes. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

      Section 4.2.      MAINTENANCE OF OFFICE OR AGENCY.

      The Company shall  maintain the office or agency  required under Section
2.3. The Company shall give prior written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee set forth in Section 13.2.

      Section 4.3.      CORPORATE EXISTENCE.

      Except as otherwise permitted by Article V, the Company shall do or cause to be done, at its own cost and expense, all things necessary to preserve and keep in full force and effect its corporate existence and the corporate existence of each of the Restricted Subsidiaries in accordance with the respective organizational documents of each such Restricted Subsidiary and the material rights (charter and statutory) and franchises of the Company and each such Restricted Subsidiary; PROVIDED, HOWEVER, that the Company shall not be required to preserve, with respect to itself, any material right or franchise and, with respect to any of its Subsidiaries, any such existence, material right or franchise, if the Board of Directors of the Company shall determine in good faith that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries, taken as a whole.

      Section 4.4.      PAYMENT OF TAXES AND OTHER CLAIMS.

      The Company shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (i) all material taxes, assessments and governmental charges (including withholding taxes and any penalties, interest and additions to taxes) levied or imposed upon it or any of its Subsidiaries or its Properties or any of its Subsidiaries' Properties and (ii) all material lawful claims for labor, materials and supplies that, if unpaid, might by law become a Lien upon its Properties or any of its Subsidiaries' Properties; PROVIDED, HOWEVER, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings properly instituted and diligently conducted for which adequate reserves, to the extent required under GAAP, have been taken.

      Section 4.5.      CONDUCT OF BUSINESS.

      The Company and its Restricted Subsidiaries shall not engage in any businesses which are not the same, similar or reasonably related to the businesses in which the Company and its Restricted Subsidiaries are engaged on the Issue Date.

      Section 4.6.      Compliance Certificate; NOTICE OF DEFAULT.

      (a) The Company shall deliver to the Trustee, within 90 days after the end of each fiscal year of the Company, an Officers' Certificate which complies with TIA ss. 314(a)(4) stating that a review of its activities during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether it has kept, observed, performed and fulfilled its Obligations under this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and further stating, as to each such Officer signing such certificate, that to such Officer's knowledge the Company during such preceding fiscal year has kept, observed, performed and fulfilled each and every such covenant and the

Obligations contained in this Indenture and the Notes and no Default or Event of Default occurred during such year and at the date of such certificate there is no Default or Event of Default that has occurred and is continuing or, if such signers do know of such Default or Event of Default, the certificate shall describe the Default or Event of Default and its status with particularity. The Officers' Certificate shall also notify the Trustee should the Company elect to change the manner in which it fixes its fiscal year end.

      (b) The annual financial statements delivered pursuant to Section 4.8 shall be accompanied by a written report of the Company's independent accountants (who shall be a firm of established national reputation) that in conducting their audit of such financial statements nothing has come to their attention that would lead them to believe that the Company has violated any provisions of Article IV, V or VI of this Indenture insofar as they relate to accounting matters or, if any such violation has occurred, specifying the nature and period of existence thereof, it being understood that such accountants shall not be liable directly or indirectly to any Person for any failure to obtain knowledge of any such violation that would not be disclosed in the course of an audit examination conducted in accordance with generally accepted auditing standards.

      (c) (i) If any Default or Event of Default has occurred and is continuing or (ii) if any Holder seeks to exercise any remedy hereunder with respect to a claimed Default under this Indenture or the Notes, the Company shall deliver to the Trustee, at its address set forth in Section 13.2 hereof, by registered or certified mail or by telegram, telex or facsimile transmission followed by hard copy by registered or certified mail an Officers' Certificate specifying such event, notice or other action (including any action the Company is taking or proposes to take in respect thereof) promptly upon any such officer obtaining knowledge of any Default or an Event of Default.

      Section 4.7.      COMPLIANCE WITH LAWS.

      The Company shall, and shall cause each of its Subsidiaries to, comply with all applicable statutes, rules, regulations, orders and restrictions of the United States of America, all foreign jurisdictions the laws of which any

Subsidiary are subject, all states and municipalities thereof, and of any governmental department, commission, board, regulatory authority, bureau, agency and instrumentality of the foregoing, in respect of the conduct of its businesses and the ownership of its properties, except for such noncompliances as could not singly or in the aggregate have a material adverse effect on the business or financial condition of the Company and its Subsidiaries, taken as a whole.

      Section 4.8.      REPORTS TO HOLDERS.

      Regardless of whether or not required by the rules and regulations of the SEC, so long as any Notes are outstanding, the Company shall deliver to the Trustee within 15 days after the filing of the same with the SEC, copies of:

      (1) all quarterly and annual financial information that would be required to be contained in a filing with the SEC on Forms 10-Q and 10-K if the Company were required to file such Forms, including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" that describes the financial condition and results of operations of the Company and its consolidated Subsidiaries (showing in reasonable detail, either on the face of the financial statements or in the footnotes thereto and in Management's Discussion and Analysis of Financial Condition and Results of Operations, the financial condition and results of operations of the Company and its Restricted Subsidiaries separate from the financial condition and results of operations of the Unrestricted Subsidiaries of the Company, if any) and, with respect to the annual information only, a report thereon by the Company's certified independent accountants; and

      (2) all current reports that would be required to be filed with the SEC on Form 8-K if the Company were required to file such reports, in each case within the time periods specified in the SEC's rules and regulations.

      In addition, following the consummation of the Exchange Offer, whether or not required by the rules and regulations of the SEC, the Company shall file a copy of all such information and reports with the SEC for public availability within the time periods specified in the SEC's rules and regulations (unless the SEC will not accept such a filing) and make such information available to securities analysts and prospective investors upon request. In addition, the Company shall, for so long as any Notes remain outstanding, furnish to the Holders and to securities analysts and prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

      Section 4.9.      WAIVER OF STAY, EXTENSION OR USURY LAWS.

      The Company and each Guarantor covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive the Company or any such Guarantor, as the case may be, from paying all or any portion of the principal of or interest on the Notes or performing its Guarantee, as the case may be and as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture; and (to the extent that it may lawfully do so) the Company and each Guarantor hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law had been enacted.

      Section 4.10.     LIMITATION ON RESTRICTED PAYMENTS.

      The Company shall not, and shall not cause or permit any of its Restricted Subsidiaries to, directly or indirectly: (1) declare or pay any dividend or make any distribution (other than dividends or distributions payable in Qualified Capital Stock of the Company) on or in respect of shares of the Company's Capital Stock to holders of such Capital Stock; (2) purchase, redeem or otherwise acquire or retire for value any Capital Stock of the Company or any warrants, rights or options to purchase or acquire shares of any class of such Capital Stock; (3) make any principal payment on, purchase, defease, redeem, prepay, decrease or otherwise acquire or retire for value, prior to any scheduled final maturity, scheduled repayment or scheduled sinking fund payment, any Indebtedness of the Company or any Guarantor that is subordinate or junior in right of payment to the Notes (other than any such Indebtedness that is held by the Company or a Guarantor); or (4) make any Investment (other than Permitted Investments), including any Designation Amount (each of the foregoing actions set forth in clauses (1) through (4) being referred to as a "RESTRICTED PAYMENT"); if at the time of such Restricted Payment or immediately after giving effect thereto, (i) a Default or an Event of Default shall have occurred and be continuing; or (ii) the Company is not able to incur at least $1.00 of additional Indebtedness (other than Permitted Indebtedness) in compliance with Section 4.14; or (iii) the aggregate amount of Restricted Payments (including such proposed Restricted Payment) made subsequent to the Issue Date (the amount expended for such purposes, if other than in cash, being the fair market value of such property as determined in good faith by the Board of Directors of the Company) shall exceed the sum of: (w) 50% of the cumulative Consolidated Net Income (or if cumulative Consolidated Net Income shall be a loss, minus 100% of such loss) of the Company earned from and after the first day of the first full fiscal quarter following the Issue Date and on or prior to the last day of the latest fiscal quarter for which consolidated financial statements of the Company are available preceding the date the Restricted Payment occurs (treating such period as a single accounting period); plus (x) 100% of the aggregate net cash proceeds received by the Company from any Person (other than a Subsidiary of the Company) from the issuance and sale subsequent to the Issue Date and on or prior to the date the Restricted Payment occurs of Qualified Capital Stock of the Company; plus (y) without duplication of any amounts included in clause
(iii)(x) above, 100% of the aggregate net cash proceeds of any equity contribution received by the Company from a holder of the Company's Capital Stock (excluding, in the case of clauses (iii)(x) and (y), any net cash proceeds from a Public Equity Offering to the extent used to redeem the Notes in compliance with the provisions set forth in paragraph 6(b) of the Notes; plus (z) without duplication, the sum of: (A) the aggregate amount returned in cash on or with respect to Investments (other than Permitted Investments) made subsequent to the Issue Date whether through interest payments, principal payments, dividends or other distributions or payments; (B) the net cash proceeds received by the Company or any of its Restricted Subsidiaries from the disposition of all or any portion of such Investments (other than to an Unrestricted Subsidiary of the Company); and (C) upon redesignation of an Unrestricted Subsidiary as a Restricted Subsidiary, the fair market value of such Subsidiary; PROVIDED, HOWEVER, that the sum of clauses (A), (B) and (C) above shall not exceed the aggregate amount of all such Investments made subsequent to the Issue Date.

      Notwithstanding the foregoing, the provisions set forth in the immediately preceding paragraph do not prohibit: (1) the payment of any dividend within 60 days after the date of declaration of such dividend if the dividend would have been permitted on the date of declaration; (2) if no Default or Event of Default shall have occurred and be continuing, the acquisition of any shares of Capital Stock of the Company, either (i) solely in exchange for shares of Qualified Capital Stock of the Company or (ii) through the application of net proceeds of a substantially concurrent sale for cash (other than to a Subsidiary of the Company) of shares of Qualified Capital Stock of the Company; PROVIDED that, any such net proceeds pursuant to the immediately preceding clause (2)(ii) are excluded from clause (4)(iii)(x) of the immediately preceding sentence; (3) if no Default or Event of Default shall have occurred and be continuing, the acquisition of any Indebtedness of the Company or any Guarantor that is subordinate or junior in right of payment to the Notes either (i) solely in exchange for shares of Qualified Capital
Stock of the Company, or (ii) through the application of net proceeds of a substantially concurrent sale for cash (other than to a Subsidiary of the Company) of (a) shares of Qualified Capital Stock of the Company or (b) Refinancing Indebtedness; PROVIDED that, any such net proceeds pursuant to the immediately preceding clause (3)(ii)(a) are excluded from clause (4)(iii)(x) of the immediately preceding sentence; (4) so long as no Default or Event of Default shall have occurred and be continuing, repurchases by the Company of Common Stock of the Company from employees of the Company or any of its Subsidiaries or their authorized representatives upon the death, disability or termination of employment of such employees, in an aggregate amount not to exceed $1.0 million in any calendar year; and (5) the acquisition of any shares of (i) Redeemable Preferred Stock solely in exchange for shares of Common Stock of the Company, or (ii) Common Stock of the Company solely in exchange for shares of Common Stock of the Company of another class.

      In determining the aggregate amount of Restricted Payments made subsequent to the Issue Date in accordance with clause (iii) of the first paragraph of this Section 4.10, amounts expended pursuant to clauses (1) and
(4) of such paragraph shall be included in such calculation.

      Section 4.11.     LIMITATION ON TRANSACTIONS WITH AFFILIATES.

      The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, enter into or permit to exist any transaction or series of related transactions (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service) with, or for the benefit of, any of its Affiliates (each an "AFFILIATE TRANSACTION"), other than (x) Affiliate Transactions permitted as described below and (y) Affiliate Transactions on terms that are no less favorable than those that might reasonably have been obtained in a comparable transaction at such time on an arm's-length basis from a Person that is not an Affiliate of the Company or such Restricted Subsidiary. All Affiliate Transactions (and each series of related Affiliate Transactions which are similar or part of a common plan) involving aggregate payments or other property with a fair market value in excess of $2.5 million shall be approved by the Board of Directors of the Company or such Restricted Subsidiary, as the case may be, such approval to be evidenced by a Board Resolution stating that such Board of Directors has determined that such transaction complies with the foregoing provisions. If the Company or any Restricted Subsidiary of the Company enters into an Affiliate Transaction (or a series of related Affiliate Transactions related to a common plan) that involves an aggregate fair market value of more than $10.0 million, the Company or such Restricted Subsidiary, as the case may be, shall, prior to the consummation thereof, obtain a favorable opinion as to the fairness of such transaction or series of related transactions to the Company or the relevant Restricted Subsidiary, as the case may be, from a financial point of view, from an Independent Financial Advisor and file the same with the Trustee.

      The restrictions set forth in the first paragraph of this Section 4.11 shall not apply to: (i) reasonable fees and compensation paid to and indemnity provided on behalf of, officers, directors, employees or consultants of the Company or any Restricted Subsidiary of the Company as determined in good faith by the Company's Board of Directors or senior management; (ii) transactions exclusively between or among the Company and any of its Wholly Owned Restricted Subsidiaries or exclusively between or among such Wholly Owned Restricted Subsidiaries, provided such transactions are not otherwise prohibited by this Indenture; (iii) any agreement (including any certificate of designations relating to Capital Stock) as in effect as of the Issue Date or with respect to any certificate of designations pursuant to an agreement dated as of the Issue Date, the date of the filing thereof, or any exhibit or amendment thereto or any transaction contemplated thereby (including pursuant to any amendment thereto) in any replacement agreement thereto so long as any such amendment or replacement agreement is not more disadvantageous to the Holders in any material respect than the original agreement as in effect on the Issue Date; (iv) the issuance to Chase Equity Associates, L.P. and Paribas North America, Inc. pursuant to the Securities Purchase Agreement dated on or about the Issue Date of shares of Redeemable Preferred Stock, and the payment of dividends on such shares in accordance with the terms of such Preferred Stock; and (v) Restricted Payments permitted by this Indenture.

      Section 4.13. LIMITATION ON DIVIDEND AND OTHER PAYMENT RESTRICTIONS AFFECTING RESTRICTED SUBSIDIARIES.

      The Company shall not, and shall not cause or permit any of its Restricted Subsidiaries to, directly or indirectly, create or otherwise cause or permit to exist or become effective any encumbrance or restriction on the ability of any Restricted Subsidiary of the Company to (a) pay dividends or make any other distributions on or in respect of its Capital Stock; (b) make loans or advances or to pay any Indebtedness or other obligation owed to the Company or any other Restricted Subsidiary of the Company; or (c) transfer any of its property or assets to the Company or any other Restricted Subsidiary of the Company, except for such encumbrances or restrictions existing under or by reason of: (1) applicable law; (2) this Indenture or the Credit Agreement; (3) Liens on property described in clause (vi) or (vii) of the definition of Permitted Liens, but only with respect to transfers referred to in clause (c) above; (4) customary non-assignment provisions of any contract or any lease governing a leasehold interest of any Restricted Subsidiary of the Company;
(5) any instrument governing Acquired Indebtedness, which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person or the properties or assets of the Person so acquired; (6) agreements existing on the Issue Date to the extent and in the manner such agreements are in effect on the Issue Date; (7) any agreement entered into for the sale or disposition of all or substantially all of the Capital Stock or property of any Restricted Subsidiary pending the closing of such sale or disposition; or (8) an agreement governing Indebtedness incurred to Refinance the Indebtedness issued, assumed or incurred pursuant to an agreement referred to in clause (2), (3), (5) or (6) above; PROVIDED, HOWEVER, that the provisions relating to such encumbrance or restriction contained in any such Indebtedness are no less favorable to the Company in any material respect as determined by the Board of Directors of the Company in their reasonable and good faith judgment than the provisions relating to such encumbrance or restriction contained in agreements referred to in such clause
(2), (3), (5) or (6).

      Section 4.13.     PROHIBITION ON INCURRENCE OF SENIOR SUBORDINATED DEBT.

      The Company shall not, and shall not permit any Restricted Subsidiary that is a Guarantor to, incur or suffer to exist Indebtedness that is senior in right of payment to the Notes or such Guarantor's Guarantee, as the case may be, and subordinate in right of payment to any other Indebtedness of the Company or such Guarantor, as the case may be.

      Section 4.14.     LIMITATION ON INCURRENCE OF ADDITIONAL INDEBTEDNESS.

      The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, assume, guarantee, acquire, become liable, contingently or otherwise, with respect to, or otherwise become responsible for payment of (collectively, "INCUR") any Indebtedness (other than Permitted Indebtedness); PROVIDED, HOWEVER, that if no Default or Event of Default shall have occurred and be continuing at the time of or as a consequence of the incurrence of any such Indebtedness, the Company or any of its Restricted Subsidiaries that is or, upon such incurrence, becomes a Guarantor may incur Indebtedness (including, without limitation, Acquired Indebtedness) and any Restricted Subsidiary of the Company that is not or will not, upon such incurrence, become a Guarantor may incur Acquired Indebtedness, in each case if on the date of the incurrence of such Indebtedness, after giving effect to the incurrence thereof, the Consolidated Fixed Charge Coverage Ratio of the Company is greater than (a)
2.25 to 1.0, if the date of such  incurrence  is prior to December 15, 2001 or
(b) 2.5 to 1.0, if the date of such incurrence is on or after December 15, 2001.

      For purposes of the foregoing paragraph, neither the accrual of interest nor the accretion of discount on Indebtedness shall be deemed to be an incurrence of Indebtedness.

      Section 4.15.     OFFER TO REPURCHASE UPON A CHANGE OF CONTROL.

      (a) Upon the occurrence of a Change of Control, each Holder shall have the right to require that the Company purchase all or a portion of such Holder's Notes pursuant to the offer described in paragraph (b) (the "CHANGE OF CONTROL OFFER"), at a purchase price equal to 101% of the principal amount thereof plus accrued interest to the date of purchase.

      (b) Within 30 days following the date upon which the Change of Control occurred, the Company shall send, by first class mail, postage prepaid, a notice to each Holder, with a copy to the Trustee, which notice shall govern the terms of the Change of Control Offer. Such notice shall state:

            (1) that the Change of Control Offer is being made pursuant to this Section 4.15 and that all Notes tendered will be accepted for payment;

            (2) the purchase price (including the amount of accrued interest) and the purchase date (which shall be no earlier than 30 days nor later than 60 days from the date such notice is mailed, other than as may be required by law) (the "CHANGE OF CONTROL PAYMENT DATE");

            (3) that any Note not tendered will continue to accrue interest if interest is then accruing;

            (4) that, unless the Company defaults in making payment therefor, any Note accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest after the Change of Control Payment Date;

            (5) that Holders electing to have a Note purchased pursuant to a Change of Control Offer will be required to surrender the Note, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Note completed, to the Paying Agent at the address specified in the notice prior to 5:00 p.m., New York City time, on the third Business Day prior to the Change of Control Payment Date;

            (6) that Holders will be entitled to withdraw their election if the Paying Agent receives, not later than 5:00 p.m., New York City time, on the third Business Day preceding the Change of Control Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Notes the Holder delivered for purchase and a statement that such Holder is withdrawing his election to have such Note purchased; and

            (7) the circumstances and relevant facts regarding such Change of Control.

      (c) On or before the Change of Control  Payment Date,  the Company shall
(i) accept for payment Notes or portions thereof tendered pursuant to the Change of Control Offer, (ii) deposit with the Paying Agent U.S. Legal Tender sufficient to pay the purchase price plus accrued interest, if any, of all Notes or portions thereof so tendered and accepted and (iii) deliver to the Trustee Notes so accepted for cancellation pursuant to Section 2.11, together with an Officers' Certificate stating the Notes or portions thereof being purchased by the Company. The Paying Agent shall promptly mail or deliver to the Holders of Notes so accepted payment in an amount equal to the purchase price plus accrued interest, if any, and the Company shall execute and issue, and the Trustee shall promptly authenticate and mail or deliver to such Holders new Notes equal in principal amount to any unpurchased portion of the Notes surrendered. Any Notes not so accepted shall be promptly mailed or delivered by the Company to the Holder thereof. The Company shall publicly announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date. For purposes of this
Section 4.15, the Trustee shall act as the Paying Agent.

      (d) Prior to the mailing of the notice described in clause (b) above, but in any event within 30 days following any Change of Control, the Company shall: (i) repay in full and terminate all commitments under Indebtedness under the Credit Agreement and all other Senior Debt the terms of which require repayment upon a Change of Control or offer to repay in full and terminate all commitments under all Indebtedness under the Credit Agreement and all other such Senior Debt and to repay the Indebtedness owed to each lender which has accepted such offer; or (ii) obtain the requisite consents under the Credit Agreement and all other Senior Debt to permit the repurchase of the Notes as described above. The Company shall first comply with the covenant in the immediately preceding sentence before it shall be required to repurchase Notes pursuant to the other provisions of this Section 4.15. The Company's failure to comply with this Section 4.15(d) shall constitute an Event of Default described in clause (3) and not in clause (2) in Section 6.1 of this Indenture.

      (e) The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of Notes pursuant to a Change of Control Offer. To the extent that the provisions of any securities laws or regulations conflict with this
Section 4.15, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Section 4.15 by virtue thereof.

      Section 4.16.     LIMITATION ON ASSET SALES.

      (a) The Company shall not, and shall not permit any of its Restricted Subsidiaries to, consummate an Asset Sale unless:

            (i) the Company or the applicable Restricted Subsidiary, as the case may be, receives consideration at the time of such Asset Sale at least equal to the fair market value of the assets sold or otherwise disposed of (as determined in good faith by the Company's Board of Directors);

            (ii) at least 85% of the consideration received by the Company or the Restricted Subsidiary, as the case may be, from such Asset Sale shall be in the form of cash or Cash Equivalents and is received at the time of such disposition; and

            (iii) upon the consummation of an Asset Sale, the Company shall apply, or cause such Restricted Subsidiary to apply, the Net Cash Proceeds relating to such Asset Sale within 180 days of receipt thereof either:

            (A) to prepay any Senior Debt or Guarantor Senior Debt and, in the case of any Senior Debt under any revolving credit facility, effect a permanent reduction in the availability under such revolving credit facility;

            (B) to make an investment in properties and assets that replace the properties and assets that were the subject of such Asset Sale or in properties and assets that will be used in the business of the Company and its Restricted Subsidiaries as existing on the Issue Date or in businesses reasonably related thereto ("REPLACEMENT ASSETS"); or

            (C) a combination of prepayment and investment permitted by the foregoing clauses (iii)(A) and (iii)(B).

      (b) On the 181st day after an Asset Sale or such earlier date, if any, as the Board of Directors of the Company or of such Restricted Subsidiary determines not to apply the Net Cash Proceeds relating to such Asset Sale as set forth in clause (iii) of paragraph (a) (each, an "OFFER TRIGGER DATE"), such aggregate amount of Net Cash Proceeds which have not been applied on or before such Offer Trigger Date as permitted in clause (iii) of paragraph (a) (each an "OFFER AMOUNT") shall be applied by the Company or such Restricted Subsidiary to make an offer to purchase (the "NET PROCEEDS OFFER") on a date (the "NET PROCEEDS OFFER PAYMENT DATE") not less than 30 nor more than 45 days following the applicable Offer Trigger Date, from all Holders on a PRO RATA basis, that amount of Notes equal to the Offer Amount at a price equal to 100% of the principal amount of the Notes to be purchased, plus accrued and unpaid interest thereon, if any, to the date of purchase; PROVIDED, HOWEVER, that if at any time any non-cash consideration received by the Company or any Restricted Subsidiary of the Company, as the case may be, in connection with any Asset Sale is converted into or sold or otherwise disposed of for cash (other than interest received with respect to any such non-cash consideration), then such conversion or disposition shall be deemed to constitute an Asset Sale hereunder and the Net Cash Proceeds thereof shall be applied in accordance with this Section 4.16. The Company may defer making the Net Proceeds Offer until there is an aggregate Offer Amount equal to or in excess of $5.0 million resulting from one or more Asset Sales (at which time, the entire Offer Amount, and not just the amount in excess of $5.0 million, shall be applied as required pursuant to this paragraph).

      (c) In the event of the transfer of substantially all (but not all) of the property and assets of the Company and its Restricted Subsidiaries as an entirety to a Person in a transaction permitted under Section 5.1, which transaction does not constitute a Change of Control, the successor corporation shall be deemed to have sold the properties and assets of the Company and its Restricted Subsidiaries not so transferred for purposes of this Section 4.16, and shall comply with the provisions of this Section 4.16 with respect to such deemed sale as if it were an Asset Sale. In addition, the fair market value of such properties and assets of the Company or its Restricted Subsidiaries deemed to be sold shall be deemed to be Net Cash Proceeds for purposes of this
Section 4.16.

      (d) Each Net Proceeds Offer shall be mailed to the record Holders as shown on the register of Holders within 25 days following the Offer Trigger Date, with a copy to the Trustee. The notice shall contain all instructions and materials necessary to enable such Holders to tender Notes pursuant to the

Net Proceeds Offer and shall state the following terms:

            (1) that the Net Proceeds  Offer is being made pursuant to Section
      4.16 and that all Notes tendered will be accepted for payment; PROVIDED, HOWEVER, that if the aggregate principal amount of Notes tendered in a Net Proceeds Offer plus accrued interest at the expiration of such offer exceeds the aggregate amount of the Net Proceeds Offer Amount, the Company shall select the Notes to be purchased on a pro rata basis (based on amounts tendered) (with such adjustments as may be deemed appropriate by the Company so that only Notes in denominations of $1,000 or integral multiples thereof shall be purchased);

            (2) the purchase price (including the amount of accrued interest) and the purchase date (which shall be 20 Business Days from the date such notice is mailed, or such longer period as may be required by law) (the "PROCEEDS PURCHASE DATE");

            (3) that any Note not tendered will continue to accrue interest if interest is then accruing;

            (4) that, unless the Company defaults in making payment therefor, any Note accepted for payment pursuant to the Net Proceeds Offer shall cease to accrue interest after the Proceeds Purchase Date;

            (5) that Holders electing to have a Note purchased pursuant to a Net Proceeds Offer will be required to surrender the Note, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Note completed, to the Paying Agent at the address specified in the notice prior to 5:00 p.m., New York City time, on the Business Day immediately preceeding the Proceeds Purchase Date;

            (6) that Holders will be entitled to withdraw their election if the Paying Agent receives, not later than 5:00 p.m., New York City time, on the Business Day immediately preceeding the Proceeds Purchase Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Notes the Holder delivered for purchase and a statement that such Holder is withdrawing his election to have such Note purchased; and

            (7) that Holders whose Notes were purchased only in part will be issued new Notes equal to principal amount to the unpurchased portion of the Notes surrendered.

      (e) Upon receiving notice of the Net Proceeds Offer, Holders may elect to tender their Notes in whole or in part in integral multiples of $1,000 in exchange for cash. To the extent Holders properly tender Notes in an amount exceeding the Offer Amount, Notes of tendering Holders shall be purchased on a PRO RATA basis (based on amounts tendered). A Net Proceeds Offer shall remain open for a period of 20 business days or such longer period as may be required by law.

      (f) On or before the Proceeds Purchase Date, the Company shall (i) accept for payment Notes or portions thereof tendered pursuant to the Net Proceeds Offer which are to be purchased in accordance with item (b) above,
(ii) deposit with the Paying Agent U.S. Legal Tender sufficient to pay the purchase price of all Notes to be purchased and (iii) deliver to the Trustee Notes so accepted for cancellation pursuant to Section 2.11, together with an Officers' Certificate stating the Notes or portions thereof being purchased by the Company. The Paying Agent shall promptly mail to the Holders of Notes so accepted payment in an amount equal to the purchase price plus accrued interest, if any, and the Company shall execute and issue, and the Trustee shall promptly authenticate and mail or deliver to such Holders new Notes equal in principal amount to any unpurchased portion of the Notes surrendered. The Company shall publicly announce the results of the Net Proceeds Offer on or as soon as practicable after the Proceeds Purchase Date. For purposes of this Section 4.16, the Trustee shall act as the Paying Agent.

      (g) To the extent that the aggregate amount of Notes tendered pursuant to a Net Proceeds Offer is less than the Net Proceeds Offer Amount, the Company may use any remaining Net Proceeds Offer Amount for general corporate purposes, and the Net Proceeds Offer Amount shall return to zero.

      (h) The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of Notes pursuant to a Net Proceeds Offer. To the extent that the provisions of any securities laws or regulations conflict with Section 4.16, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under Section 4.16 by virtue thereof.

      Section 4.17. LIMITATION ON ISSUANCES AND SALES OF CAPITAL STOCK OF RESTRICTED SUBSIDIARIES.

      The Company shall not permit any of its Restricted Subsidiaries to issue any Capital Stock (other than to the Company or to a Wholly Owned Restricted Subsidiary of the Company) or permit any Person (other than the Company or a Wholly Owned Restricted Subsidiary of the Company) to own any Capital Stock of any Restricted Subsidiary of the Company.

      Section 4.18.     LIMITATION ON LIENS.

      The Company shall not, and shall not cause or permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, assume or permit or suffer to exist any Liens of any kind against or upon any property or assets of the Company or any of its Restricted Subsidiaries whether owned on the Issue Date or acquired after the Issue Date, or any proceeds therefrom, or assign or otherwise convey any right to receive income or profits therefrom unless: (i) in the case of Liens securing Indebtedness that is expressly subordinate or junior in right of payment to the Notes, the Notes are secured by a Lien on such property, assets or proceeds that is senior in priority to such Liens; and (ii) in all other cases, the Notes are equally and ratably secured, except for: (A) Liens existing as of the Issue Date to the extent and in the manner such Liens are in effect on the Issue Date; (B) Liens securing Senior Debt and Liens securing Guarantor Senior Debt; (C) Liens of the Company or a Wholly Owned Restricted Subsidiary of the Company on assets of any Restricted Subsidiary of the Company; (D) Liens securing Refinancing Indebtedness which is incurred to Refinance any Indebtedness which has been secured by a Lien permitted under this Indenture and which has been incurred in accordance with the provisions of this Indenture, provided, however, that such Liens: (i) are no less favorable to the Holders and are not more favorable to the lienholders with respect to such Liens than the Liens in respect of the Indebtedness being Refinanced; and (ii) do not extend to or cover any property or assets of the Company or any of its Restricted Subsidiaries not securing the Indebtedness so Refinanced; and (E) Permitted Liens.

      Section 4.19.     PAYMENTS FOR CONSENT.

      Neither the Company nor any of its Restricted Subsidiaries shall, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any Holder of any Notes for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Indenture or the Notes unless such consideration (i) is offered to be paid to all Holders and (ii) is paid to all Holders of the Notes that consent, waive or agree to amend in the time frame set forth in the solicitation documents relating to such consent, waiver or agreement, on a PRO RATA basis.

      Section 4.20.     ADDITIONAL GUARANTEES.

      If the Company or any of its Restricted Subsidiaries transfers or causes to be transferred, in one transaction or a series of related transactions, any Property to any Domestic Restricted Subsidiary that is not a Guarantor, or if the Company or any of its Restricted Subsidiaries shall organize, acquire or otherwise invest in another Domestic Restricted Subsidiary having total assets with a book value in excess of $500,000, then such transferee or acquired or other Restricted Subsidiary shall: (1) execute and deliver to the Trustee a supplemental indenture in form reasonably satisfactory to the Trustee pursuant to which such Restricted Subsidiary shall unconditionally guarantee all of the Company's obligations under the Notes and this Indenture on the terms set forth in this Indenture; and (2) deliver to the Trustee an Opinion of Counsel that such supplemental indenture has been duly authorized, executed and delivered by such Restricted Subsidiary and constitutes a legal, valid, binding and enforceable obligation of such Restricted Subsidiary, provided that, in connection with any such Restricted Subsidiary that becomes such a Restricted Subsidiary on the date of the Acquisition as the result thereof, such Opinion of Counsel may assume that the applicable law of the jurisdiction of formation of such Restricted Subsidiary is substantially the same as that of another jurisdiction named in such Opinion of Counsel. Thereafter, such

Restricted Subsidiary shall be a Guarantor for all purposes of this Indenture.

      Section 4.21.     DESIGNATION OF SUBSIDIARIES.

      The Board of Directors of the Company may designate (i) a Restricted Subsidiary as an Unrestricted Subsidiary and (ii) an Unrestricted Subsidiary as a Restricted Subsidiary, in each case, in accordance with and subject to the conditions and limitations provided in the definition of "Unrestricted Subsidiary." The Subsidiaries of the Company that are not designated by the Board of Directors of the Company as Restricted or Unrestricted Subsidiaries shall be deemed to be Restricted Subsidiaries of the Company.

                                  ARTICLE V.

                             SUCCESSOR CORPORATION

      Section 5.1.      WHEN COMPANY MAY MERGE, ETC.

      (a) The Company shall not, in a single transaction or series of related transactions, consolidate or merge with or into any Person, or sell, assign, transfer, lease, convey or otherwise dispose of (or cause or permit any Subsidiary of the Company to sell, assign, transfer, lease, convey or otherwise dispose of) all or substantially all of the Company's assets (determined on a consolidated basis for the Company and the Company's Subsidiaries) whether as an entirety or substantially as an entirety to any Person unless:

            (i) either (1) the Company shall be the surviving or continuing corporation or (2) the Person (if other than the Company) formed by such consolidation or into which the Company is merged or the Person which acquires by sale, assignment, transfer, lease, conveyance or other disposition the properties and assets of the Company and of the Company's Subsidiaries substantially as an entirety (the "SURVIVING ENTITY") (x) shall be a corporation organized and validly existing under the laws of the United States or any State thereof or the District of Columbia and (y) shall expressly assume, by supplemental indenture (in form and substance satisfactory to the Trustee), executed and delivered to the Trustee, the due and punctual payment of the principal of, and premium, if any, and interest on all of the Notes and the performance of every covenant of the Notes, this Indenture and the Registration Rights Agreement on the part of the Company to be performed or observed

            (ii) immediately after giving effect to such transaction and the assumption contemplated by clause (i)(2)(y) above (including giving effect to any Indebtedness and Acquired Indebtedness incurred or anticipated to be incurred in connection with or in respect of such transaction), the Company or such Surviving Entity, as the case may be,
      (1) shall have a Consolidated Net Worth equal to or greater than the Consolidated Net Worth of the Company immediately prior to such transaction and (2) shall be able to incur at least $1.00 of additional Indebtedness (in addition to Permitted Indebtedness) pursuant to Section 4.14;

            (iii) immediately before and immediately after giving effect to such transaction and the assumption contemplated by clause (i)(2)(y) above (including, without limitation, giving effect to any Indebtedness and Acquired Indebtedness incurred or anticipated to be incurred and any Lien granted in connection with or in respect of the transaction), no Default or Event of Default shall have occurred or be continuing; and

            (iv) each Guarantor confirms its Guarantee; and

            (iv) the Company or the Surviving Entity shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, sale, assignment, transfer, lease, conveyance or other disposition and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with the applicable provisions of this Indenture and that all conditions precedent in this Indenture relating to such transaction have been satisfied.

      (b) For  purposes  of  paragraph  (a)  above,  the  transfer  (by lease, assignment, sale or otherwise, in a single transaction or series of transactions) of all or substantially all of the properties and assets of one or more Restricted Subsidiaries of the Company the Capital Stock of which constitutes all or substantially all of the properties and assets of the

Company shall be deemed to be the transfer of all or substantially all of the properties and assets of the Company.

      Section 5.2.      SUCCESSOR CORPORATION SUBSTITUTED.

      Upon any consolidation, combination or merger or any transfer of all or substantially all of the assets of the Company in accordance with Section 5.1, in which the Company is not the continuing corporation, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, lease or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture and the Notes with the same effect as if such surviving entity had been named as such.

      Section 5.3.      WHEN A GUARANTOR MAY MERGE, ETC.

      (a) Each Guarantor (other than any Guarantor whose Guarantee is to be released in accordance with the terms of the Guarantee and this Indenture in connection with any transaction complying with Section 4.16 shall not, and the Company shall not cause or permit any Guarantor to, consolidate with or merge with or into any Person other than the Company or any other Guarantor unless:
(1) the entity formed by or surviving any such consolidation or merger (if other than the Guarantor) or to which such sale, lease, conveyance or other disposition shall have been made is a corporation organized and existing under the laws of the United States or any State thereof or the District of Columbia; (2) such entity assumes by supplemental indenture all of the obligations of the Guarantor on the Guarantee; (3) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing; and (4) immediately after giving effect to such transaction and the use of any net proceeds therefrom on a PRO FORMA basis, the Company could incur at least $1.00 of additional Indebtedness (other than Permitted Indebtedness) pursuant to Section 4.14.

      (b) Any merger or consolidation of a Guarantor with and into the Company (with the Company being the surviving entity) or another Guarantor that is a Wholly Owned Restricted Subsidiary of the Company need only comply with clause
(4) of paragraph (a).

                                  ARTICLE VI.

                             DEFAULT AND REMEDIES

      Section 6.1.      EVENTS OF DEFAULT.

      The following events are defined as "Events of Default":

            (1)  the  failure  to  pay  interest   (including  any  Additional
      Interest) on any Notes when the same becomes due and payable and the default continues for a period of 30 days (whether or not such payment shall be prohibited by Article X or XII);

            (2) the failure to pay the  principal  of or premium on any Notes, when such principal becomes due and payable, at maturity, upon redemption or otherwise (including the failure to make a payment to purchase Notes tendered pursuant to a Change of Control Offer or a Net Proceeds Offer) (whether or not such payment shall be prohibited by
      Article X or XII);

            (3) a default in the observance or performance of any other covenant or agreement contained in this Indenture which default continues for a period of 30 days after the Company receives written notice specifying the default (and demanding that such default be remedied) from the Trustee or the Holders of at least 25% of the outstanding principal amount of the Notes (except in the case of a default with respect to Section 5.1, which will constitute an Event of Default with such notice requirement but without such passage of time requirement);

            (4) the failure to pay at final maturity (giving effect to any applicable grace periods and any extensions thereof) the principal amount of any Indebtedness of the Company or any Restricted Subsidiary of the Company, or the acceleration of the final stated maturity of any such Indebtedness (which acceleration is not rescinded, annulled or otherwise cured within 20 days of receipt by the Company or such Restricted Subsidiary of notice of any such acceleration) if the aggregate principal amount of such Indebtedness, together with the principal amount of any other such Indebtedness in default for failure to pay principal at final maturity or which has been accelerated, aggregates $10.0 million or more at any time;

            (5) one or more judgments in an aggregate amount in excess of $10.0 million shall have been rendered against the Company or any of its Restricted Subsidiaries and such judgments remain undischarged, unpaid or unstayed for a period of 60 days after such judgment or judgments become final and non-appealable;

            (6) With respect to the Company, any Guarantor or any of their Significant Subsidiaries, either:

                  (x) such entity (A) commences a voluntary case or proceeding under any Bankruptcy Law with respect to itself, (B) consents to the entry of a judgment, decree or order for relief against it in an involuntary case or proceeding under any Bankruptcy Law, (C) consents to the appointment of a Custodian of it or for substantially all of its property, (D) consents to or acquiesces in the institution of a bankruptcy or an insolvency proceeding against it, (E) makes a general assignment for the benefit of its creditors, or (F) takes any corporate action to authorize or effect any of the foregoing; or

                  (y) a court of  competent  jurisdiction  enters a  judgment, decree or order for relief in respect of such entity,  which shall
            (A) approve as properly filed a petition seeking reorganization, arrangement, adjustment or composition in respect of such entity,
            (B) appoint a Custodian of such entity or for substantially all of its property or (C) order the winding-up or liquidation of its affairs, and in any such case, such judgment, decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

            (7) any Guarantee of a Significant Subsidiary ceases to be in full force and effect or any Guarantee of a Significant Subsidiary is declared to be null and void and unenforceable or any Guarantee of a Significant Subsidiary is found to be invalid or any Guarantor that is a Significant Subsidiary denies its liability under its Guarantee (other than by reason of release of such Guarantor in accordance with the terms of the Indenture).

      Section 6.2.      ACCELERATION.

      (a) If an Event of Default (other than an Event of Default specified in clause (6) above with respect to the Company) shall occur and be continuing, the Trustee or the Holders of at least 25% in principal amount of outstanding Notes may declare the principal of and accrued interest on all the Notes to be due and payable by notice in writing to the Company and the Trustee specifying the respective Event of Default and that it is a "notice of acceleration" (the "ACCELERATION NOTICE"), and the same (i) shall become immediately due and payable or (ii) if there are any amounts outstanding under the Credit Agreement, shall become immediately due and payable upon the first to occur of an acceleration under the Credit Agreement or 5 Business Days after receipt by the Company and the Representative under the Credit Agreement of such Acceleration Notice but only if such Event of Default is then continuing. If an Event of Default specified in clause (6) above with respect to the Company occurs and is continuing, then all unpaid principal of, and premium, if any, and accrued and unpaid interest on all of the outstanding Notes shall IPSO FACTO become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

      (b) The Holders of a majority in principal amount of the Notes may, at any time after a declaration of acceleration with respect to the Notes as described in paragraph (a), rescind and cancel such declaration and its consequences (i) if the rescission would not conflict with any judgment or decree, (ii) if all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of the acceleration, (iii) to the extent the payment of such interest is lawful, interest on overdue amounts, which has become due otherwise than by such declaration of acceleration, has been paid, (iv) if the Company has paid the Trustee its reasonable compensation and reimbursed the Trustee for its expenses, disbursements and advances and (v) in the event of the cure or waiver of an Event of Default of the type described in clause (6) of Section 6.1, the Trustee shall have received an Officers' Certificate and an Opinion of Counsel that such Event of Default has been cured or waived. No such rescission shall affect any subsequent Default or impair any right consequent thereto.

      (c) Holders of the Notes may not enforce the Indenture or the Notes except as provided in the Indenture and under the TIA.

      (d) In the case of any  Event of  Default  occurring  by  reason  of any willful action (or inaction) taken (or not taken) by or on behalf of the Company with the intention of avoiding payment of the premium that the Company would have had to pay if the Company then had elected to redeem the Notes pursuant to the optional redemption provisions of this Indenture, an equivalent premium shall also become and be immediately due and payable to the extent permitted by law upon the acceleration of the Notes. If an Event of Default occurs by reason of any willful action (or inaction) taken (or not taken) by or on behalf of the Company with the intention of avoiding the prohibition on redemption of the Notes prior to June 15, 2004, then the premium specified herein for redemption as of such date shall also become immediately due and payable to the extent permitted by law upon the acceleration of the Notes.

      Section 6.3.      OTHER REMEDIES.

      If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal of or interest on the Notes or to enforce the performance of any provision of the Notes or this Indenture.

      The Trustee may maintain a proceeding even if it does not possess any of the Notes or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative to the extent permitted by law.

      Section 6.4.      WAIVER OF PAST DEFAULTS.

      Subject to Sections 2.9, 6.7 and 9.2, the Holders of a majority in principal amount of the outstanding Notes by notice to the Trustee may waive any existing Default or Event of Default and its consequences, except a Default in the payment of principal of or interest on any Note as specified in clauses (1) and (2) of Section 6.1. When a Default or Event of Default is waived, it shall be deemed cured and shall cease to exist.

      Section 6.5.      CONTROL BY MAJORITY.

      Subject to Section 2.9, the Holders of a majority in principal amount of the outstanding Notes may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it, including, without limitation, any remedies provided for in Section 6.3. Subject to Section 7.1, however, the Trustee may refuse to follow any direction that the Trustee reasonably believes conflicts with any law or this Indenture, that the Trustee determines may be unduly prejudicial to the rights of another Holder, or that may involve the Trustee in personal liability; provided that the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

      Section 6.6.      LIMITATION ON SUITS.

      A Holder may not pursue any remedy with respect to this Indenture or the Notes unless:

            (1) the Holder gives to the Trustee written notice of a continuing Event of Default;

            (2) Holders of at least 25% in principal amount of the then outstanding Notes make a written request to the Trustee to pursue the remedy;

            (3) such Holder or Holders offer to the Trustee indemnity reasonably satisfactory to the Trustee against any loss, liability or expense to be incurred in compliance with such request;

            (4) the Trustee does not comply with the request within 30 days after receipt of the request and the offer of satisfactory indemnity; and

            (5) during such 30-day period the Holders of a majority in principal amount of the outstanding Notes do not give the Trustee a direction which, in the opinion of the Trustee, is inconsistent with the request.

      The foregoing limitations shall not apply to a suit instituted by a Holder for the enforcement of the payment of principal and premium, if any, or interest on such Note on or after the respective due dates set forth in such Note (including upon acceleration thereof); provided that upon institution of any proceeding or exercise of any remedy, such Holders provide the Trustee with prompt written notice thereof.

      A Holder may not use this Indenture to prejudice the rights of another Holder or to obtain a preference or priority over such other Holder.

      Section 6.7.      RIGHTS OF HOLDERS TO RECEIVE PAYMENT.

      Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of principal of and interest on a Note, on or after the respective due dates expressed in such Note, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

      Section 6.8.      COLLECTION SUIT BY TRUSTEE.

      If an Event of Default in payment of principal or interest specified in clause (1) or (2) of Section 6.1 occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company, any Guarantor, or any other obligor on the Notes for the whole amount of principal and accrued interest remaining unpaid, together with interest on overdue principal and, to the extent that payment of such interest is lawful, interest on overdue installments of interest, in each case at the rate per annum borne by the Notes, and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

      Section 6.9.      TRUSTEE MAY FILE PROOFS OF CLAIM.

      The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, taxes, disbursements and advances of the Trustee, its agents and counsel) and the Holders allowed in any judicial proceedings relating to the Company or any other obligor upon the Notes, any of their respective creditors or any of their respective property and shall be entitled and empowered to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same, and any Custodian in any such judicial proceedings is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, taxes, disbursements and advances of the Trustee, its agent and counsel, and any other amounts due the Trustee under
Section 7.7. The Company's payment obligations under this Section 6.9 shall be secured in accordance with the provisions of Section 7.7. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

      Section 6.10.     PRIORITIES.

      If the Trustee collects any money or property pursuant to this Article VI, it shall pay out the money in the following order:

            First: to the Trustee for amounts due under Section 7.7;

            Second: subject to Articles X and XII, to Holders for amounts due and unpaid on the Notes for interest and premium, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for interest and premium, respectively;

            Third: subject to Articles X and XII, to Holders for amounts due and unpaid on the Notes for principal, ratably without preference or priority of any kind, according to the amounts due and payable on the Notes for principal; and

            Fourth: subject to Articles X and XII, to the Company, the Guarantors, or any other obligor on the Notes, as their interests may appear, or as a court of competent jurisdiction may direct.

      The Trustee, upon prior notice to the Company, may fix a record date and payment date for any payment to Holders pursuant to this Section 6.10.

      Section 6.11.     UNDERTAKING FOR COSTS.

      In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.7, or a suit by a Holder or Holders of more than 10% in principal amount of the outstanding Notes.

      Section 6.12.     RESTORATION OF RIGHTS AND REMEDIES.

      If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture or any Note and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

                                 ARTICLE VII.

                                    TRUSTEE

      Section 7.1.      DUTIES OF TRUSTEE.

      (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise thereof as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

      (b) Except during the continuance of an Event of Default:

            (i) The Trustee need perform only those duties as are specifically set forth in this Indenture and the TIA and no others and no covenants or obligations shall be implied in this Indenture against the Trustee.

            (ii) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, in the case of any such certificate or opinion which by any provision hereof is specifically required to be furnished to the Trustee, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

      (c) Notwithstanding anything to the contrary herein contained, the Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

            (i) This paragraph does not limit the effect of paragraph (b) of this Section 7.1.

            (ii) The Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

            (iii) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.2, 6.4 or 6.5.

      (d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

      (e) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), (c) and (d) of this Section 7.1.

      (f) The Trustee shall not be liable for interest on any money or assets received by it except as the Trustee may agree in writing with the Company. Assets held in trust by the Trustee need not be segregated from other assets except to the extent required by law.

      Section 7.2.      RIGHTS OF TRUSTEE.

      Subject to Section 7.1:

      (a) The Trustee may rely and shall be fully protected in acting or refraining from acting upon any document reasonably believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

      (b) Before the Trustee acts or refrains from acting, it may consult with counsel and may require an Officers' Certificate or an Opinion of Counsel, or both, which shall conform to Sections 13.4 and 13.5. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel.

      (c) The Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any attorney or agent appointed with due care.

      (d) The Trustee shall not be liable for any action that it takes or omits to take in good faith which it reasonably believes to be authorized or within its rights or powers.

      (e) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, notice, request, direction, consent, order, bond, debenture, or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled, upon reasonable notice to the Company, to examine the books, records, and premises of the Company and the Guarantors, personally or by agent or attorney, and to consult with the officers and representatives of the Company and the Guarantors, including the accountants and attorneys of the Company and the Guarantors.

      (f) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Holders pursuant to the provisions of this Indenture, unless such Holders shall have offered to the Trustee security or indemnity reasonably satisfactory to the Trustee against the costs, expenses and liabilities which may be incurred by it in compliance with such request, order or direction.

      (h) The Trustee shall not be charged with knowledge of any Defaults or Events of Default unless either (1) a Trust Officer of the Trustee shall have actual knowledge of such Default or Event of Default or (2) written notice of such Default or Event of Default shall have been given to the Trustee by any Holder or by the Company or any other obligor on the Notes or any holder of Senior Debt or Guarantor Senior Debt or any representative thereof.

      Section 7.3.      INDIVIDUAL RIGHTS OF TRUSTEE.

      The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Company, any Subsidiary of the Company, or their respective Affiliates with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee must comply with Sections 7.10 and 7.11.

      Section 7.4.      TRUSTEE'S DISCLAIMER.

      The Trustee makes no representation as to the validity or adequacy of this Indenture or the Notes, and it shall not be accountable for the Company's use of the proceeds from the Notes, and it shall not be responsible for any statement of the Company in this Indenture or the Notes other than the Trustee's certificate of authentication.

      Section 7.5.      NOTICE OF DEFAULT.

      If a Default or an Event of Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to each Holder notice of the uncured Default or Event of Default within 90 days after such Default or Event of Default becomes known to the Trustee. Except in the case of a Default or an

Event of Default in payment of principal of or interest on, any Note, including an accelerated payment, a Default in payment on the Change of Control Payment Date pursuant to a Change of Control Offer or a Default in compliance with Article V hereof, the Trustee may withhold the notice if and so long as its Board of Directors, the executive committee of its Board of Directors or a committee of its directors and/or Trust Officers in good faith determines that withholding the notice is in the interest of the Holders.

      Section 7.6.      REPORTS BY TRUSTEE TO HOLDERS.

      Within 60 days after May 15 of each year beginning with 2000, the Trustee shall, to the extent that any of the events described in TIA ss. 313(a) occurred within the previous twelve months, but not otherwise, mail to each Holder a brief report dated as of such date that complies with TIA ss. 313(a). The Trustee also shall comply with TIA ss.ss. 313(b) and (c).

      A copy of each report at the time of its mailing to Holders shall be mailed to the Company and filed with the SEC and each stock exchange, if any, on which the Notes are listed.

      The Company shall promptly notify the Trustee in writing if the Notes become listed on any stock exchange and the Trustee shall comply with TIA ss. 313(d).

      Section 7.7.      COMPENSATION AND INDEMNITY.

      The Company shall pay to the Trustee from time to time reasonable compensation for its services. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable, documented out-of-pocket expenses incurred or made by it in connection with the performance of its duties under this Indenture. Such expenses shall include the reasonable, documented fees and expenses of the Trustee's agents and counsel.

      The Company hereby agrees to indemnify the Trustee and its agents, employees, officers, directors and shareholders for, and hold it harmless against, any loss, liability or expense incurred by it (except for such actions to the extent caused by any negligence, bad faith or willful misconduct on its part), arising out of or in connection with the administration of this trust including the reasonable, documented costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its rights, powers or duties hereunder. The Trustee shall notify the Company promptly of any claim asserted against the Trustee for which it may seek indemnity. Failure by the Trustee to so notify the Company shall not relieve the Company of its obligations hereunder unless, and then only to the extent, such failure results in the forfeiture by the Company of substantial rights and defenses. At the Trustee's sole discretion, the Company shall defend the claim and the Trustee shall provide reasonable cooperation and may participate at the Company's expense in the defense. Alternatively, the Trustee may at its option have separate counsel of its own choosing and the Company shall pay the reasonable, documented fees and expenses of such counsel; provided that the Company shall not be required to pay such fees and expenses if it assumes the Trustee's defense, there is no conflict of interest between the Company and the Trustee in connection with such defense as reasonably determined by the Trustee and no Default or Event of Default has occurred and is continuing. The Company need not pay for any settlement made without its written consent, which consent shall not be unreasonably withheld. The Company need not reimburse any expense or indemnify against any loss or liability to the extent incurred by the Trustee through its negligence, bad faith or willful misconduct.

      To secure the Company's payment obligations in this Section 7.7, the Trustee shall have a lien prior to the Notes on all assets or money held or collected by the Trustee, in its capacity as Trustee, except assets or money held in trust to pay principal of or interest on particular Notes.

      When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.1(6) occurs, such expenses and the compensation for such services are intended to constitute expenses of administration under any Bankruptcy Law.

      The obligations of the Company under this Section 7.7 and any lien arising hereunder shall survive the resignation or removal of the Trustee, the discharge of the Company's Obligations pursuant to Article VIII or the termination of this Indenture.

      Section 7.8.      REPLACEMENT OF TRUSTEE.

      The Trustee may resign by so notifying the Company in writing, such resignation to be effective upon the appointment of a successor Trustee. The Holders of a majority in principal amount of the outstanding Notes may remove the Trustee by so notifying the Company and the Trustee in writing and may appoint a successor Trustee with the Company's consent which consent shall not be unreasonably withheld. The Company may remove the Trustee if:

            (1) the Trustee fails to comply with Section 7.10;

            (2) the Trustee is adjudged bankrupt or insolvent;

            (3) a receiver or other public officer takes charge of the Trustee or its property; or

            (4) the Trustee becomes incapable of acting.

      If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall notify each Holder of such event and shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the Notes may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

      A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately after that, the retiring Trustee shall transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided in Section 7.7, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. A successor Trustee shall mail notice of its succession to each Holder.

      If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of at least 10% in principal amount of the outstanding Notes may petition any court of competent jurisdiction for the appointment of a successor Trustee.

      If the Trustee fails to comply with Section 7.10, any Holder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

      Notwithstanding replacement of the Trustee pursuant to this Section 7.8, the Company's obligations under Section 7.7 shall continue for the benefit of the retiring Trustee.

      Section 7.9.      SUCCESSOR TRUSTEE BY MERGER, ETC.

      If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation or national banking association, the resulting, surviving or transferee corporation without any further act shall, if such resulting, surviving or transferee corporation is otherwise eligible hereunder, be the successor Trustee; provided that such corporation shall be otherwise qualified and eligible under this Article VII.

      Section 7.10.     ELIGIBILITY; DISQUALIFICATION.

      This Indenture shall always have a Trustee who satisfies the requirement of TIA ss.ss. 310(a)(1), (2) and (5). The Trustee (or, in the case of a corporation included in a bank holding company system, the related bank holding company) shall have a combined capital and surplus of at least $100,000,000 as set forth in its most recent published annual report of condition. In addition, if the Trustee is a corporation included in a bank holding company system, the Trustee, independently of such bank holding company, shall meet the capital requirements of TIA ss. 310(a)(2). The Trustee shall comply with TIA ss. 310(b); provided, however, that there shall be excluded from the operation of TIA ss. 310(b)(1) any indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding, if the requirements for such exclusion set forth in TIA ss. 310(b)(1) are met.

      Section 7.11.     PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

      The Trustee shall comply with TIAss.311(a), excluding any creditor relationship listed in TIAss.311(b). A Trustee who has resigned or been removed shall be subject to TIAss.311(a) to the extent indicated therein.

                                 ARTICLE VIII.

                      DISCHARGE OF INDENTURE; DEFEASANCE

      Section 8.1.      SATISFACTION AND DISCHARGE.

      This Indenture shall be discharged and shall cease to be of further effect (except as to surviving rights or registration of transfer or exchange of the Notes, as expressly provided for in this Indenture) as to all outstanding Notes when (i) either (a) all the Notes theretofore authenticated and delivered (except lost, stolen or destroyed Notes which have been replaced or paid and Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust) have been delivered to the Trustee for cancellation or (b) all Notes not theretofore delivered to the Trustee for cancellation have become due and payable and the Company has irrevocably deposited or caused to be deposited with the Trustee funds in an amount sufficient to pay and discharge the entire Indebtedness on the Notes not theretofore delivered to the Trustee for cancellation, for principal of, premium, if any, and interest on the Notes to the date of deposit together with irrevocable instructions from the Company directing the Trustee to apply such funds to the payment thereof; (ii) the Company has paid all other sums payable under this Indenture by the Company; and (iii) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel stating that all conditions precedent under this Indenture relating to the satisfaction and discharge of this Indenture have been complied with.

      Section 8.2.      LEGAL DEFEASANCE AND COVENANT DEFEASANCE.

      (a) The Company may, at its option by Board Resolution of the Board of Directors of the Company, at any time, elect to have either paragraph (b) or
(c) below be applied to all outstanding Notes upon compliance with the conditions set forth in Section 8.3.

      (b) Upon the Company's exercise under paragraph (a) hereof of the option applicable to this paragraph (b), the Company and the Guarantors shall, subject to the satisfaction of the conditions set forth in Section 8.3, be deemed to have been discharged from its obligations with respect to all outstanding Notes on the date the conditions set forth below are satisfied

(hereinafter, "LEGAL DEFEASANCE"). For this purpose, Legal Defeasance means that the Company shall be deemed to have paid and discharged the entire Indebtedness represented by the outstanding Notes, which shall thereafter be deemed to be "outstanding" only for the purposes of Section 8.4 hereof and the other Sections of this Indenture referred to in (i) and (ii) below, and to have satisfied all its other obligations under such Notes and this Indenture (and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging the same), and Holders of the Notes and any amounts deposited under Section 8.3 hereof shall cease to be subject to any obligations to, or the rights of, any holder of Senior Debt or Guarantor Senior Debt under Article X or XII, as the case may be, or otherwise, except for the following provisions, which shall survive until otherwise terminated or discharged hereunder: (i) the rights of Holders of outstanding Notes to receive solely from the trust fund described in Section
8.4 hereof, and as more fully set forth in such Section, payments in respect of the principal of and interest on such Notes when such payments are due,
(ii) the Company's obligations with respect to such Notes under Article II and
Section 4.2 hereof, (iii) the rights, powers, trusts, duties and immunities of the Trustee hereunder and the Company's obligations in connection therewith and (iv) this Article VIII. Subject to compliance with this Article VIII, the Company may exercise its option under this paragraph (b) notwithstanding the prior exercise of its option under paragraph (c) hereof.

      (c) Upon the Company's exercise under paragraph (a) hereof of the option applicable to this paragraph (c), the Company shall, subject to the satisfaction of the conditions set forth in Section 8.3 hereof, be released from its obligations under Section 4.5, Sections 4.10 through 4.21 and Article V hereof with respect to the outstanding Notes on and after the date the conditions set forth below are satisfied (hereinafter, "COVENANT DEFEASANCE"), and the Notes shall thereafter be deemed not "outstanding" for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "outstanding" for all other purposes hereunder (it being understood that such Notes shall not be deemed outstanding for accounting purposes) and Holders of the Notes and any amounts deposited under Section 8.3 hereof shall cease to be subject to any obligations to, or the rights of, any holder of Senior Debt or Guarantor Senior Debt under Article X or Article XII or otherwise. For this purpose, such Covenant Defeasance means that, with respect to the outstanding Notes, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event or Default under Section 6.1(3) hereof, but, except as specified above, the remainder of this Indenture and such Notes shall be unaffected thereby. In addition, upon the Company's exercise under paragraph (a) hereof of the option applicable to this paragraph (c), subject to the satisfaction of the conditions set forth in Section 8.3 hereof, those events described in Section
6.1 (except those events described in Section 6.1(1), (2), and (6)) shall not constitute Events of Default.

      Section 8.3.      CONDITIONS TO LEGAL DEFEASANCE OR COVENANT DEFEASANCE.

      The  following  shall be the  conditions  to the  application  of either
Section 8.2(b) or 8.2(c) hereof to the outstanding Notes:

      In order to exercise either Legal Defeasance or Covenant Defeasance:

      (a) the Company must irrevocably deposit with the Trustee, in trust, for the benefit of the Holders, U.S. Legal Tender or U.S. Government Obligations, or a combination thereof, in such amounts as will be sufficient (without reinvestment), in the opinion of a nationally recognized firm of independent public accountants, to pay the principal of, premium, if any, and interest on the Notes on the stated date for payment thereof or on the applicable redemption date, as the case may be;

      (b) in the case of an election under Section 8.2(b) hereof, the Company shall have delivered to the Trustee an Opinion of Counsel in the United States reasonably acceptable to the Trustee confirming that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date of the Indenture, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion of counsel shall confirm that, the Holders will not recognize income, gain or loss for federal income tax purposes as a result of such Legal Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;

      (c) in the case of an election under Section 8.2(c) hereof, the Company shall have delivered to the Trustee an Opinion of Counsel in the United States reasonably acceptable to the Trustee confirming that the Holders will not recognize income, gain or loss for federal income tax purposes as a result of such Covenant Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;

      (d) No Default or Event of Default shall have occurred and be continuing on the date of the deposit specified in paragraph (a) or, in the case of a Legal Defeasance, insofar as an Event of Default specified in Section 6.1(6) is concerned, at any time in the period ending on the 91st day after the date of the deposit specified in paragraph (a);

      (e) such Legal Defeasance or Covenant Defeasance shall not result in a breach or violation of or constitute a default under this Indenture or any other material agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound;

      (f) the Company shall have delivered to the Trustee an Officers' Certificate stating that the deposit was not made by the Company with the intent of preferring the Holders over any other creditors of the Company or with the intent of defeating, hindering, delaying or defrauding any other creditors of the Company or others;

      (g) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for or relating to the Legal Defeasance or the Covenant Defeasance have been complied with; and

      (h) the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that (A) the trust funds will not be subject to any rights of holders of Senior Debt, including, without limitation, those arising under the Indenture and (B) assuming no intervening bankruptcy of the Company between the date of deposit and the 91st day following the date of deposit and that no Holder is an insider of the Company, after the 91st day following the date of deposit specified in paragraph (a), the trust funds will not be subject to avoidance as a preference under any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally.

      Notwithstanding the foregoing, the Opinion of Counsel required by paragraph (b) of this Section 8.3 with respect to a Legal Defeasance need not be delivered if all Notes not theretofore delivered to the Trustee for cancellation (i) have become due and payable or (ii) will become due and payable on the maturity date within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company.

      Section 8.4.      APPLICATION OF TRUST MONEY.

      The Trustee or Paying Agent shall hold in trust U.S. Legal Tender or U.S. Government Obligations deposited with it pursuant to Article VIII, and shall apply the deposited U.S. Legal Tender and the money from U.S. Government Obligations in accordance with this Indenture to the payment of principal of and interest on the Notes. The Trustee shall be under no obligation to invest said U.S. Legal Tender or U.S. Government Obligations except as it may agree with the Company.

      The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Legal Tender or U.S. Government Obligations deposited pursuant to Section 8.3 hereof or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the outstanding Notes.

      Section 8.5.      REPAYMENT TO THE COMPANY OR THE GUARANTORS.

      (a) The Trustee shall deliver or pay to the Company, or if deposited with the Trustee by any Guarantor, to such Guarantor, from time to time upon request any U.S. Legal Tender or U.S. Government Obligations held by it as provided in Section 8.3 hereof which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof that would then be required to be deposited to effect an equivalent Legal Defeasance or Covenant Defeasance.

      (b) The Trustee and the Paying Agent shall pay to the Company, or if deposited with the Trustee by any Guarantor, to such Guarantor, upon request any money held by them for the payment of principal or interest that remains unclaimed for two years after the date due; provided that the Trustee or such Paying Agent, before being required to make any payment may at the expense of the Company cause to be published once in a newspaper of general circulation in the City of New York or mail to each Holder entitled to such money notice that such money remains unclaimed and that after a date specified therein which shall be at least 30 days from the date of such publication or mailing any unclaimed balance of such money then remaining will be repaid to the Company or a Guarantor. After payment to the Company or a Guarantor, as the case may be, Noteholders entitled to such money must look to the Company for payment as general creditors unless an applicable law designates another Person.

      Section 8.6.      REINSTATEMENT.

      If the Trustee or Paying Agent is unable to apply any U.S. Legal Tender or U.S. Government Obligations in accordance with Article VIII by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's and each Guarantor's obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to Article VIII until such time as the Trustee or Paying Agent is permitted to apply all such U.S. Legal Tender or U.S. Government Obligations in accordance with Article VIII; provided that if the Company or any Guarantor, as the case may be, has made any payment of principal of or interest on any Notes because of the reinstatement of its obligations, the Company or any Guarantor, as the case may be, shall be subrogated to the rights of the Holders of such Notes to receive such payment from the U.S. Legal Tender or U.S. Government Obligations held by the Trustee or Paying Agent.

                                  ARTICLE IX.

                      AMENDMENTS, SUPPLEMENTS AND WAIVERS

      Section 9.1.      WITHOUT CONSENT OF HOLDERS.

      The Company, when authorized by a Board Resolution, the Guarantors, and the Trustee, together, may amend or supplement this Indenture, the Notes or any Guarantee without notice to or consent of any Holder:

            (1) to cure any ambiguity, defect or inconsistency; provided that such amendment or supplement does not adversely affect the rights of any Holder in any material respect;

            (2) to comply with Article V;

            (3) to provide for uncertificated Notes in addition to or in place of certificated Notes;

            (4) to comply with any requirements of the SEC in order to effect or maintain the qualification of this Indenture under the TIA;

            (5) to add guarantees with respect to the Notes and the Indenture or to secure the Notes or release Guarantees in accordance with the terms of this Indenture;

            (6) to make any change that would provide any additional benefit or rights to the Holders or that does not adversely affect the rights of any Holder in any material respect;

PROVIDED THAT the Company has delivered to the Trustee an Opinion of Counsel and an Officers' Certificate stating that such amendment or supplement complies with the provisions of this Section 9.1, and such amendment or supplement does not in the opinion of the Trustee, adversely affect the rights of any of the Holders in any material respect. In formulating its opinion on such matters, the Trustee will be entitled to rely on such evidence as it deems appropriate, including, without limitation, solely on an Opinion of Counsel. Any amendment or supplement complying with the provisions of this
Section 9.1 that merely provides for the addition of a Guarantor or for the release of a Guarantor of its Guarantee in accordance with the terms of this

Indenture may be effected without the signature of any Guarantor other than the Guarantor being so added or so released, as the case may be.

      Section 9.2.      WITH CONSENT OF HOLDERS.

      Subject to Section 6.7, the Company, when authorized by a Board Resolution, and the Trustee, together with the written consent of the Holder or Holders of at least a majority in aggregate principal amount of the then outstanding Notes, may amend or supplement this Indenture, the Notes or any Guarantee. Subject to Section 6.7, the Holder or Holders of a majority in aggregate principal amount of the outstanding Notes may waive compliance by the Company with any provision of this Indenture or the Notes. No amendment, supplement or waiver, including a waiver pursuant to Section 6.4, shall, without the consent of each Holder of each Note affected thereby:

            (1) reduce the principal amount of Notes whose Holders must consent to an amendment, supplement or waiver of any provision of this Indenture, the Notes or any Guarantee;

            (2) reduce the rate of or change or have the effect of changing the time for payment of interest, including defaulted interest, on any Notes;

            (3) reduce the principal of or change or have the effect of changing the fixed maturity of any Notes, or change the date on which any Notes may be subject to redemption, or reduce the redemption price therefor;

            (4) make any Notes payable in money other than that stated in the Notes;

            (5) make any change in the provisions of this Indenture protecting the right of each Holder to receive payment of principal of and interest on such Note on or after the due date thereof or to bring suit to enforce such payment, or permitting Holders of a majority in principal amount of Notes to waive Defaults or Events of Default;

            (6) amend, change or modify in any material respect the obligation of the Company to make and consummate a Change of Control Offer in the event of a Change of Control or make and consummate a Net Proceeds Offer with respect to any Asset Sale or modify any of the provisions or definitions with respect thereto;

            (7) modify or change any provision of this Indenture or the related definitions affecting the subordination or ranking of the Notes or the Guarantees in a manner which adversely affects the Holders; or

            (8) release any Guarantor from any of its obligations under its Guarantee or this Indenture other than in accordance with the terms of this Indenture.

      It shall not be  necessary  for the  consent of the  Holders  under this
Section 9.2 to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

      After an amendment, supplement or waiver under this Section 9.2 becomes effective, the Company shall mail to the Holders affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

      Section 9.3.      COMPLIANCE WITH TIA.

      Every amendment, waiver or supplement of this Indenture or the Notes shall comply with the TIA as then in effect.

      Section 9.4.      REVOCATION AND EFFECT OF CONSENTS.

      Until an amendment, waiver or supplement becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a Note or portion of a Note that evidences the same debt as the consenting Holder's Note, even if notation of the consent is not made on any Note. Subject to the following paragraph, any such Holder or subsequent Holder may revoke the consent as to such Holder's Note or portion of such Note by written notice to the Trustee or the Company received before the date on which the Trustee receives an Officers' Certificate certifying that the Holders of the requisite principal amount of Notes have consented (and not theretofore revoked such consent) to the amendment, supplement or waiver.

      The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment, supplement or waiver, which record date shall be at least 30 days prior to the first solicitation of such consent. If a record date is fixed, then notwithstanding the last sentence of the immediately preceding paragraph, those Persons who were Holders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 90 days after such record date.

      After an amendment, supplement or waiver becomes effective, it shall bind every Holder, unless it makes a change described in any of clauses (1) through (8) of Section 9.2, in which case, the amendment, supplement or waiver shall bind only each Holder of a Note who has consented to it and every subsequent Holder of a Note or portion of a Note that evidences the same debt as the consenting Holder's Note; provided that any such waiver shall not impair or affect the right of any Holder to receive payment of principal of and interest on a Note, on or after the respective due dates expressed in such Note, or to bring suit for the enforcement of any such payment on or after such respective dates without the consent of such Holder.

      Section 9.5.      NOTATION ON OR EXCHANGE OF NOTES.

      If an amendment, supplement or waiver changes the terms of a Note, the Trustee may require the Holder of the Note to deliver it to the Trustee. The Trustee may place an appropriate notation on the Note regarding the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Note shall issue and the Trustee shall authenticate a new Note that reflects the changed terms. Any such notation or exchange shall be made at the sole cost and expense of the Company. Failure to make the appropriate notation or issue a new Note shall not affect the validity and effect of such amendment, supplement or waiver.

      Section 9.6.      TRUSTEE TO SIGN AMENDMENTS, ETC.

      The Trustee shall execute any amendment, supplement or waiver authorized pursuant to this Article IX; provided that the Trustee may, but shall not be obligated to, execute any such amendment, supplement or waiver which affects the Trustee's own rights, duties or immunities under this Indenture. The Trustee shall be entitled to receive, if requested, an indemnity reasonably satisfactory to it and to receive, and shall be fully protected in relying upon, an Opinion of Counsel and an Officers' Certificate each stating that the execution of any amendment, supplement or waiver authorized pursuant to this
Article IX is authorized or permitted by this Indenture.

                                  ARTICLE X.

                                 SUBORDINATION

      Section 10.1.     NOTES SUBORDINATED TO SENIOR DEBT.

      The Company covenants and agrees and the Trustee and each Holder of the Notes, by its acceptance thereof, likewise covenants and agrees, that all Notes shall be issued subject to the provisions of this Article X; and the Trustee and each person holding any Note, whether upon original issue or upon transfer, assignment or exchange thereof, accepts and agrees that the payment of all Obligations on the Notes by the Company shall, to the extent and in the manner herein set forth, be subordinated and junior in right of payment to the prior payment in full in cash or Cash Equivalents of all Obligations on Senior Debt, whether outstanding on the Issue Date or thereafter incurred; that the subordination is for the benefit of, and shall be enforceable directly by, the holders of Senior Debt, and that each holder of Senior Debt whether now outstanding or hereinafter created, incurred, assumed or guaranteed shall be deemed to have acquired Senior Debt in reliance upon the covenants and provisions contained in this Indenture and the Notes.

      Section 10.2.     NO PAYMENT ON NOTES IN CERTAIN CIRCUMSTANCES.

      (a) If any default occurs and is continuing in the payment when due, whether at maturity, upon any redemption, by declaration or otherwise, of any principal of, interest on, reimbursement for drawings under letters of credit issued as part of, or regularly accruing fees with respect to, any Designated

Senior Debt, no payment of any kind or character shall be made by the Company or any of its Subsidiaries with respect to any Obligations on the Notes or to acquire any of the Notes for cash or property. In addition, if any other event of default occurs and is continuing with respect to any Designated Senior Debt, as such event of default is defined in the instrument creating or evidencing such Designated Senior Debt, permitting the holders of such Designated Senior Debt then outstanding to accelerate the maturity thereof (or, in the case of any Designated Senior Debt consisting of a guarantee, the maturity of the Indebtedness so guaranteed) and if the Representative for the respective issue of Designated Senior Debt gives written notice of the event of default to the Trustee (a "PAYMENT BLOCKAGE NOTICE"), then, unless and until all events of default have been cured or waived or have ceased to exist or the Trustee receives notice from the Representative for the respective issue of Designated Senior Debt terminating the Blockage Period (as defined below), during the 180 days after the delivery of such Payment Blockage Notice (the "BLOCKAGE PERIOD"), neither the Company nor any of its Subsidiaries shall: (x) make any payment of any kind or character with respect to any Obligations on the Notes or (y) acquire any of the Notes for cash or property. Notwithstanding anything herein to the contrary, in no event shall a Blockage Period extend beyond 180 days from the date of the commencement of the Blockage Period and only one such Blockage Period may be commenced within any 360 consecutive days. No event of default which existed or was continuing on the date of the commencement of any Blockage Period with respect to the Designated Senior Debt shall be, or be made, the basis for commencement of a second Blockage Period by the Representative of such Designated Senior Debt whether or not within a period of 360 consecutive days, unless such event of default shall have been cured or waived for a period of not less than 90 consecutive days (it being acknowledged that any subsequent action, or any breach of any financial covenants for a period commencing after the date of commencement of such Blockage Period that, in either case, would give rise to an event of default pursuant to any provisions under which an event of default previously existed or was continuing shall constitute a new event of default for this purpose).

      (b) In the event that, notwithstanding the foregoing, any payment shall be received by the Trustee or any Holder when such payment is prohibited by
Section 10.2(a), such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Debt (pro rata to such holders on the basis of the respective amount of Senior Debt held by such holders) or their respective Representatives, as their respective interests may appear, for application to the payment of the Senior Debt remaining unpaid until all such Senior Debt has been paid in full, after giving effect to any concurrent payment, distribution or provision therefor to or for the holders of Senior Debt. The Trustee shall be entitled to rely on information regarding amounts then due and owing on the Senior Debt, if any, received from the holders of Senior Debt (or their Representatives) or, if such information is not received from such holders or their Representatives, from the Company, and only amounts included in the information provided to the Trustee shall be paid to the holders of Senior Debt.

      (c) Nothing contained in this Article X shall limit the right of the Trustee or the Holders of Notes to take any action to accelerate the maturity of the Notes pursuant to Section 6.2 or to pursue any rights or remedies hereunder.

      Section 10.3.     PAYMENT OVER OF PROCEEDS UPON DISSOLUTION, ETC.

      (a) Upon any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors in an Insolvency or Liquidation Proceeding relating to the Company or its property, whether voluntary or involuntary, all Obligations due upon all Senior Debt shall first be paid in full in cash or Cash Equivalents, or such payment duly provided for to the satisfaction of the holders of Senior Debt, by the Company or any of its Subsidiaries, before any payment or distribution of any kind or character is made on account of any Obligations on the Notes, or for the acquisition, by the Company or any of its Subsidiaries, of any of the Notes for cash or property. Upon any such Insolvency or Liquidation Proceeding, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Holders of the Notes or the Trustee would be entitled shall be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, or by the Holders of the Notes or by the Trustee if received by them, directly to the holders of Senior Debt (pro rata to such holders on the basis of the amounts of Senior Debt held by such holders) or their Representatives, as their interests may appear, for application to the payment of the Senior Debt remaining unpaid until all such Senior Debt has been paid in full, after giving effect to any concurrent payment, distribution or provision therefor to or for the holders of Senior Debt.

      (b) To the extent any payment of Senior Debt (whether by or on behalf of the Company, as proceeds of security or enforcement of any right of setoff or otherwise) is declared to be fraudulent or preferential, set aside or required to be paid to any Custodian under any Bankruptcy Law, then, if such payment is recovered by, or paid over to, such Custodian the Senior Debt or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred.

      (c) In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, shall be received by any Holder when such payment or distribution is prohibited by Section 10.3(a), such payment or distribution shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Debt (pro rata to such holders on the basis of the respective amount of Senior Debt held by such holders) or their respective Representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Debt may have been issued, as their respective interests may appear, for application to the payment of Senior Debt remaining unpaid until all such Senior Debt has been paid in full in cash or Cash Equivalents, after giving effect to any concurrent payment, distribution or provision therefor to or for the holders of such Senior Debt.

      (d) The consolidation of the Company with, or the merger of the Company with or into, another corporation or the liquidation or dissolution of the Company following the conveyance or transfer of all or substantially all of its assets, to another corporation upon the terms and conditions provided in
Article V hereof shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 10.3 if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article V hereof.

      Section 10.4.     PAYMENTS MAY BE PAID PRIOR TO DISSOLUTION.

      Nothing contained in this Article X or elsewhere in this Indenture shall prevent (i) the Company, except under the conditions described in Sections
10.2 and 10.3, from making payments at any time for the purpose of making payments of principal of and interest on the Notes, or from depositing with the Trustee any moneys for such payments, or (ii) in the absence of actual knowledge of the Trustee that a given payment would be prohibited by Section
10.2 or 10.3, the application by the Trustee of any moneys deposited with it for the purpose of making such payments of principal of and interest on the Notes to the Holders entitled thereto, unless at least one Business Day prior to the date upon which such payment would otherwise become due and payable, the Trustee shall have received the written notice provided for in Section 10.2(a) or in Section 10.7 (provided that, notwithstanding the foregoing, such application shall otherwise be subject to the provisions of the first sentence of Section 10.2(a) and Section 10.3). The Company shall give prompt written notice to the Trustee of any dissolution, winding-up, liquidation or reorganization of the Company.

      Section 10.5.     SUBROGATION.

      Subject to the payment in full in cash or Cash Equivalents of all Senior Debt, the Holders of the Notes shall be subrogated to the rights of the holders of Senior Debt to receive payments or distributions of cash, property or securities of the Company applicable to the Senior Debt until the Notes shall be paid in full; and, for the purposes of such subrogation, no such payments or distributions to the holders of the Senior Debt by or on behalf of the Company or by or on behalf of the Holders by virtue of this Article X which otherwise would have been made to the Holders shall, as between the Company and the Holders of the Notes, be deemed to be a payment by the Company to or on account of the Senior Debt, it being understood that the provisions of this Article X are and are intended solely for the purpose of defining the relative rights of the Holders of the Notes, on the one hand, and the holders of the Senior Debt, on the other hand.

      If any payment or distribution to which the Holders would otherwise have been entitled but for the provisions of this Article X shall have been applied, pursuant to the provisions of this Article X, to the payment of amounts payable under the Senior Debt, then the Holders shall be entitled to receive from the holders of such Senior Debt any payments or distributions received by such holders of Senior Debt in excess of the amount sufficient to pay all amounts payable under or in respect of the Senior Debt in full in cash or Cash Equivalents.

      Section 10.6.     OBLIGATIONS OF THE COMPANY UNCONDITIONAL.

      Nothing any contained in this Article X or elsewhere in this Indenture or in the Notes is intended to or shall impair, as among the Company and the Holders of the Notes, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Notes the principal of and any interest on the Notes as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Notes and creditors of the Company other than the holders of the Senior Debt, nor shall anything herein or therein prevent the Holder of any Note or the Trustee on its behalf from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

      Section 10.7.     NOTICE TO TRUSTEE.

      The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Notes pursuant to the provisions of this Article
X. Regardless of anything to the contrary contained in this Article X or elsewhere in this Indenture, the Trustee shall not be charged with knowledge of the existence of any default or event of default with respect to any Senior Debt or of any other facts which would prohibit the making of any payment to or by the Trustee unless and until the Trustee shall have received notice in writing from the Company, or from a holder of Senior Debt or a Representative therefor, and, prior to the receipt of any such written notice, the Trustee shall be entitled to assume (in the absence of actual knowledge to the contrary) that no such facts exist.

      In the event that the Trustee determines in good faith that any evidence is required with respect to the right of any person as a holder of Senior Debt to participate in any payment or distribution pursuant to this Article X, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amounts of Senior Debt held by such person, the extent to which such person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such person under this Article X and, if such evidence is not furnished, the Trustee may defer any payment to such person pending judicial determination as to the right of such person to receive such payment.

      Section 10.8.     RELIANCE  ON   JUDICIAL   ORDER  OR   CERTIFICATE   OF
                        LIQUIDATING AGENT.

           Upon any payment or distribution of assets of the Company referred to in this Article X, the Trustee, subject to the provisions of
Article VII hereof, and the Holders of the Notes shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which Insolvency or Liquidation Proceedings are pending, or upon a certificate of the Custodian or other person making such payment or distribution, delivered to the Trustee or the holders of the Notes, for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Debt and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article X.

      Section 10.9.     TRUSTEE'S RELATION TO SENIOR DEBT.

      The Trustee and any agent of the Company or the Trustee shall be entitled to all the rights set forth in this Article X with respect to any Senior Debt which may at any time be held by it in its individual or any other capacity to the same extent as any other holder of Senior Debt and nothing in this Indenture shall deprive the Trustee or any such agent of any of its rights as such holder.

      With respect to the holders of Senior Debt, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article X, and no implied covenants or obligations with respect to the holders of Senior Debt shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Debt and shall not be liable to any such holders if the Trustee shall pay over or distribute to or on behalf of Holders or the Company or any other person money or assets to which any holders of Senior Debt shall be entitled by virtue of this Article, except if such payment is made as a result of willful misconduct or gross negligence of the Trustee.

      Whenever a distribution is to be made or a notice given to holders or owners of Senior Debt, the distribution may be made and the notice given to their Representatives, if any.

      Section 10.10. SUBORDINATION RIGHTS NOT IMPAIRED BY ACTS OR OMISSIONS OF THE COMPANY OR HOLDERS OF SENIOR DEBT.

      No right of any present or future holders of any Senior Debt to enforce subordination as provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms of this Indenture, regardless of any knowledge thereof which any such holder may have or otherwise be charged with.

      Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Debt may, at any time and from time to time, without the consent of or notice to the Trustee, without incurring responsibility to the Trustee or the Holders of the Notes and without impairing or releasing the subordination provided in this Article X or the obligations hereunder of the Holders of the Notes to the holders of the Senior Debt, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Debt, or otherwise amend or supplement in any manner Senior Debt, or any instrument evidencing the same or any agreement under which Senior Debt is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Debt; (iii) release any Person liable in any manner for the payment or collection of Senior Debt; and (iv) exercise or refrain from exercising any rights against the Company and any other Person.

      Section 10.11.    NOTEHOLDERS    AUTHORIZE    TRUSTEE   TO    EFFECTUATE
                        SUBORDINATION OF NOTES.

      Each Holder of Notes by its acceptance of them authorizes and expressly directs the Trustee on its behalf to take such action as may be necessary or appropriate to effectuate, as between the holders of Senior Debt and the Holders of Notes, the subordination provided in this Article X, and appoints the Trustee its attorney-in-fact for such purposes, including, in the event of any dissolution, winding-up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency, receivership, reorganization or similar proceedings or upon an assignment for the benefit of creditors or otherwise) tending towards liquidation of the business or assets of the Company, the filing of a claim for the unpaid balance of its or his Notes and accrued interest in the form required in those proceedings.

      If the Trustee does not file a proper claim or proof of debt in the form required in such proceeding prior to 30 days before the expiration of the time to file such claim or claims, then the holders of the Senior Debt or their Representative are or is hereby authorized to have the right to file and are or is hereby authorized to file an appropriate claim for and on behalf of the Holders of said Notes. Nothing herein contained shall be deemed to authorize the Trustee or the holders of Senior Debt or their Representative to authorize or consent to or accept or adopt on behalf of any Holders any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee or the holders of Senior Debt or their Representative to vote in respect of the claim of any Holder in any such proceeding.

      Section 10.12.    THIS ARTICLE X NOT TO PREVENT EVENTS OF DEFAULT.

      The failure to make a payment on account of principal of or interest on the Notes by reason of any provision of this Article X shall not be construed as preventing the occurrence of an Event of Default.

      Section 10.13.    TRUSTEE'S COMPENSATION NOT PREJUDICED.

      Nothing in this Article X shall apply to amounts due to the Trustee pursuant to other sections in this Indenture.

                                  ARTICLE XI.

                                  GUARANTEES

      Section 11.1.     UNCONDITIONAL GUARANTEE.

      Each Guarantor fully and unconditionally, jointly and severally, guarantees (such guarantee to be referred to herein as the "GUARANTEE") to each Holder of a Note authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, the Notes or the obligations of the Company hereunder or thereunder, that: (i) the principal of (and premium on, if any) and interest on the Notes shall be promptly paid in full when due, subject to any applicable grace period, whether at maturity, by acceleration or otherwise and interest on the overdue principal, if any, and interest on any interest, to the extent lawful, of the Notes and all other Obligations of the Company to the Holders or the Trustee hereunder or thereunder will be promptly paid in full or performed, all in accordance with the terms hereof and thereof and (ii) in case of any extension of time of payment or renewal of any Notes or of any such other obligations, the same shall be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, subject to any applicable grace period, whether at stated maturity, by acceleration or otherwise, subject, however, in the case of clauses (i) and
(ii) above, to the limitations set forth in Section 11.4. Each Guarantor agrees, to the extent permitted by applicable law, that its Obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Notes or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Notes with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstances which might otherwise constitute a legal or equitable discharge or defense of such Guarantor. Each Guarantor hereby waives, to the extent permitted by applicable law, diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that this Guarantee shall not be discharged except by complete performance of the Obligations contained in the Notes, this Indenture and in this Guarantee. If any Noteholder or the Trustee is required by any court or otherwise to return to the Company, any Guarantor, or any Custodian acting in relation to the Company or any Guarantor, any amount paid by the Company or any Guarantor to the Trustee or such Noteholder, this Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. Each Guarantor further agrees that as between each Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the Obligations Guaranteed hereby may be accelerated as provided in Article VI for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Obligations Guaranteed hereby, and (y) in the event of any acceleration of such obligations as provided in Article VI, such Obligations (whether or not due and payable) shall forthwith become due and payable by each Guarantor for the purpose of this Guarantee.

      Section 11.2.     SEVERABILITY.

      In case any provision of this Guarantee shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      Section 11.3.     RELEASE OF A GUARANTOR.

      (a) In the event of either (i) a sale or other disposition of all of the Capital Stock of any Guarantor or (ii) in the event that the Company designates a Guarantor to be an Unrestricted Subsidiary, or such Guarantor ceases to be a Subsidiary of the Company, then such Guarantor (in the event of a sale or other disposition, by way of such a merger, consolidation or otherwise, of all of the Capital Stock of such Guarantor to a Person other than the Company or a Guarantor or any such designation) or the entity acquiring the property (in the event of a sale or other disposition of all or substantially all of the assets of such Guarantor) shall be released and relieved of any obligations under its Guarantee; provided that the Net Cash Proceeds of such sale or other disposition are applied in accordance with
Section 4.15 or 4.16, as applicable.

      (b) In the case of a sale, assignment, lease, transfer, conveyance or other disposition of all or substantially all of the assets of a Guarantor, upon the assumption provided for in Section 11.5(a)(y), such Guarantor shall be discharged from all further liability and obligation under the Indenture.

      (c) If a Guarantor's guarantee of the Obligations under the Credit Agreement is unconditionally released, such Guarantor shall be automatically and unconditionally released and relieved of any obligations under its Guarantee.

      (d) The Trustee shall deliver an appropriate instrument evidencing such release upon receipt of a written request by the Company accompanied by an Officers' Certificate certifying as to the compliance with this Section 11.3 and the other provisions of this Indenture.

      (e) Any Guarantor not so released remains liable for the full amount of principal of and interest on the Notes as provided in this Article XI.

      Section 11.4.     LIMITATION OF GUARANTOR'S LIABILITY.

      Each Guarantor, and by its acceptance hereof each Holder, hereby confirms that it is the intention of all such parties that the Guarantee by such Guarantor pursuant to its Guarantee not constitute a fraudulent transfer or conveyance for purposes of any Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar Federal or state law. To effectuate the foregoing intention, the Holders and each such Guarantor hereby irrevocably agree that the Obligations of such Guarantor under its Guarantee shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Guarantor (including, without limitation, any Obligations under the Credit Facility) and after giving effect to any collections from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under its Guarantee or pursuant to Section 11.6, result in the Obligations of such Guarantor under its Guarantee not constituting such fraudulent transfer or conveyance.

      Section 11.5.     GUARANTORS MAY CONSOLIDATE, ETC., ON CERTAIN TERMS.

      (a) No Guarantor may consolidate with or merge with or into (whether or not such Guarantor is the surviving Person), another corporation, Person or entity whether or not affiliated with such Guarantor unless, either:

            (x) such consolidation or merger constitutes an Asset Sale in compliance with Section 4.16 which is subject to the provisions of
      Section 11.3(a); or

            (y) (i) the Person formed by or surviving any such consolidation or merger (if other than such Guarantor) assumes all the Obligations of such Guarantor under the Notes, the Guarantee, the Indenture, and the Registration Rights Agreement pursuant to a supplemental indenture in form and substance satisfactory to the Trustee; (ii) immediately after giving effect to such transaction, no Default or Event of Default exists; (iii) immediately after giving effect to such transaction (including giving effect to any Indebtedness and Acquired Indebtedness incurred or anticipated to be incurred in connection with or in respect of such transaction), (A) such Guarantor, or any Person formed by or surviving any such consolidation or merger, would have Consolidated Net Worth, equal to or greater than the Consolidated Net Worth of such Guarantor immediately preceding the transaction and (B) the Company would be permitted to incur at least $1.00 of additional Indebtedness (in addition to Permitted Indebtedness) pursuant to Section 4.14.

      (b) The requirements of Section 11.5(a)(y)(i), (iii)(A) and (iii)(B) shall not apply in the case of a consolidation with or merger with or into the Company or another Guarantor.

      Section 11.6.     CONTRIBUTION.

      In order to provide for just and equitable contribution among the Guarantors, the Guarantors agree, inter se, that in the event any payment or distribution is made by any Guarantor (a "FUNDING GUARANTOR") under this Guarantee, such Funding Guarantor shall be entitled to a contribution from all other Guarantors in a pro rata amount based on the Adjusted Net Assets of each Guarantor (including the Funding Guarantor) for all payments, damages and expenses incurred by that Funding Guarantor in discharging the Company's obligations with respect to the Notes or any other Guarantor's Obligations with respect to this Guarantee.

      Section 11.7.     WAIVER OF SUBROGATION.

      Each Guarantor hereby irrevocably waives any claim or other rights which it may now or hereafter acquire against the Company that arise from the existence, payment, performance or enforcement of such Guarantor's Obligations under this Guarantee and this Indenture, including, without limitation, any right of subrogation, reimbursement, exoneration, indemnification, and any right to participate in any claim or remedy of any Holder of Notes against the Company, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including, without limitation, the right to take or receive from the Company, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim or other rights. If any amount shall be paid to any Guarantor in violation of the preceding sentence, such amount shall have been deemed to have been paid to such Guarantor for the benefit of, and held in trust for the benefit of, the Holders of the Notes, and shall forthwith be paid to the Trustee for the benefit of such Holders to be credited and applied upon the Notes, whether matured or unmatured, in accordance with the terms of this Indenture. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by this Indenture and that the waiver set forth in this Section 11.7 is knowingly made in contemplation of such benefits.

                                 ARTICLE XII.

                          SUBORDINATION OF GUARANTEES

      Section 12.1.     SUBORDINATION OF GUARANTEE.

      Each Guarantor covenants and agrees and the Trustee and each Holder of the Guarantees, by its acceptance thereof, likewise covenants and agrees, that all Guarantees shall be issued subject to the provisions of this Article XII; and the Trustee and each person holding any Guarantee, whether upon original issue or upon transfer, assignment or exchange thereof, accepts and agrees that the payment of all Obligations on the Guarantees by such Subsidiary shall, to the extent and in the manner herein set forth, be subordinated and junior in right of payment to the prior payment in full in cash or Cash Equivalents of all Obligations on any Guarantor Senior Debt of such Guarantor, whether outstanding on the Issue Date or thereafter incurred; that the subordination is for the benefit of, and shall be enforceable directly by, the holders of Guarantor Senior Debt, and that each holder of Guarantor Senior Debt whether now outstanding or hereinafter created, incurred, assumed or guaranteed shall be deemed to have acquired Guarantor Senior Debt in reliance upon the covenants and provisions contained in this Indenture and the Notes.

      Section 12.2.     NO PAYMENT ON GUARANTEES IN CERTAIN CIRCUMSTANCES.

      (a) If any default occurs and is continuing in the payment when due, whether at maturity, upon any redemption, by declaration or otherwise, of any principal of, interest on, reimbursement for drawings under letters of credit issued as part of, or regularly accruing fees with respect to, any Guarantor Designated Senior Debt, no payment of any kind or character shall be made by such Guarantor or any of its Subsidiaries with respect to any Obligations on its Guarantee or to acquire any of the Notes or the related Guarantee for cash or property. In addition, if any other event of default occurs and is continuing with respect to any Guarantor Designated Senior Debt, as such event of default is defined in the instrument creating or evidencing such Guarantor Designated Senior Debt, permitting the holders of such Guarantor Designated Senior Debt then outstanding to accelerate the maturity thereof (or, in the case of any Guarantor Designated Senior Debt consisting of a guarantee, the maturity of the Indebtedness so guaranteed) and if the Representative for the respective issue of Guarantor Designated Senior Debt gives written notice of the event of default to the Trustee (a "GUARANTOR PAYMENT BLOCKAGE NOTICE"), then, unless and until all events of default have been cured or waived or have ceased to exist or the Trustee receives notice from the Representative for the respective issue of Guarantor Designated Senior Debt terminating the Guarantor Blockage Period (as defined below), during the 180 days after the delivery of such Guarantor Payment Blockage Notice (the "GUARANTOR BLOCKAGE PERIOD"), neither the Guarantor nor any of its Subsidiaries shall: (x) make any payment of any kind or character with respect to any Obligations on the Notes or its Guarantee or (y) acquire any of the Notes or the related Guarantee for cash or property. Notwithstanding anything herein to the contrary, in no event shall a Guarantor Blockage Period extend beyond 180 days from the date of the commencement of the Guarantor Blockage Period and only one such Guarantor Blockage Period may be commenced within any 360 consecutive days. No event of default which existed or was continuing on the date of the commencement of any Guarantor Blockage Period with respect to the Guarantor Designated Senior Debt shall be, or be made, the basis for commencement of a second Guarantor Blockage Period by the Representative of such Guarantor Designated Senior Debt whether or not within a period of 360 consecutive days, unless such event of default shall have been cured or waived for a period of not less than 90 consecutive days (it being acknowledged that any subsequent action, or any breach of any financial covenants for a period commencing after the date of commencement of such Guarantor Blockage Period that, in either case, would give rise to an event of default pursuant to any provisions under which an event of default previously existed or was continuing shall constitute a new event of default for this purpose).

      (b) In the event that, notwithstanding the foregoing, any payment shall be received by the Trustee or any Holder when such payment is prohibited by
Section 12.2(a), such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Guarantor Senior Debt (pro rata to such holders on the basis of the respective amount of Guarantor Senior Debt held by such holders) or their respective Representatives, as their respective interests may appear, for application to the payment of the Guarantor Senior Debt remaining unpaid until all such Guarantor Senior Debt has been paid in full, after giving effect to any concurrent payment, distribution or provision therefor to or for the holders of Guarantor Senior Debt. The Trustee shall be entitled to rely on information regarding amounts then due and owing on the Guarantor Senior Debt, if any, received from the holders of Guarantor Senior Debt (or their Representatives) or, if such information is not received from such holders or their Representatives, from such Guarantor, and only amounts included in the information provided to the Trustee shall be paid to the holders of Guarantor Senior Debt.

      (c) Nothing contained in this Article XII shall limit the right of the Trustee or the Holders of Notes to take any action to accelerate the maturity of the Notes pursuant to Section 6.2 or to pursue any rights or remedies hereunder.

      Section 12.3.     PAYMENT OVER OF PROCEEDS UPON DISSOLUTION, ETC.

      (a) Upon any payment or distribution of assets of any Guarantor of any kind or character, whether in cash, property or securities, to creditors in an Insolvency or Liquidation Proceeding relating to such Guarantor or its property, whether voluntary or involuntary, all Obligations due upon all Guarantor Senior Debt shall first be paid in full in cash or Cash Equivalents, or such payment duly provided for to the satisfaction of the holders of Guarantor Senior Debt, by the Guarantor or any of its Subsidiaries, before any payment or distribution of any kind or character is made on account of any Obligations on the Notes or the related Guarantee, or for the acquisition, by the Guarantor or any of its Subsidiaries, of any of the Notes or the related Guarantees for cash or property. Upon any such Insolvency or Liquidation Proceeding, any payment or distribution of assets of the Guarantor of any kind or character, whether in cash, property or securities, to which the Holders of the Notes or the Trustee would be entitled shall be paid by the Guarantor or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, or by the Holders of the Notes or by the Trustee if received by them, directly to the holders of Guarantor Senior Debt (pro rata to such holders on the basis of the amounts of Guarantor Senior Debt held by such holders) or their Representatives, as their interests may appear, for application to the payment of the Guarantor Senior Debt remaining unpaid until all such Guarantor Senior Debt has been paid in full, after giving effect to any concurrent payment, distribution or provision therefor to or for the holders of Guarantor Senior Debt.

      (b) To the extent any payment of Guarantor Senior Debt (whether by or on behalf of such Guarantor, as proceeds of security or enforcement of any right of setoff or otherwise) is declared to be fraudulent or preferential, set aside or required to be paid to any Custodian, under any Bankruptcy Law, then, if such payment is recovered by, or paid over to such Custodian, the Guarantor Senior Debt or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred.

      (c) In the event that, notwithstanding the foregoing, any payment or distribution of assets of a Guarantor of any kind or character, whether in cash, property or securities, shall be received by any Holder when such payment or distribution is prohibited by Section 12.3(a), such payment or distribution shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Guarantor Senior Debt (pro rata to such holders on the basis of the respective amount of Guarantor Senior Debt held by such holders) or their respective Representatives, or to the trustee or trustees under any indenture pursuant to which any of such Guarantor Senior Debt may have been issued, as their respective interests may appear, for application to the payment of Guarantor Senior Debt remaining unpaid until all such Guarantor Senior Debt has been paid in full in cash or Cash Equivalents, after giving effect to any concurrent payment, distribution or provision therefor to or for the holders of such Guarantor Senior Debt.

      (d) The consolidation of a Guarantor with, or the merger of a Guarantor with or into, another corporation or the liquidation or dissolution of a Guarantor following the conveyance or transfer of all or substantially all of its assets, to another corporation upon the terms and conditions provided in
Article V hereof shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 12.3 if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article V hereof.

      Section 12.4.     Payments May Be Paid Prior TO DISSOLUTION.

      Nothing contained in this Article XII or elsewhere in this Indenture shall prevent (i) any Guarantor, except under the conditions described in Sections 12.2 and 12.3, from making payments at any time for the purpose of making payments of principal of and interest on the Notes, or from depositing with the Trustee any moneys for such payments, or (ii) in the absence of actual knowledge by the Trustee that a given payment would be prohibited by
Section 12.2 or 12.3, the application by the Trustee of any moneys deposited with it for the purpose of making such payments of principal of and interest on the Notes to the Holders entitled thereto, unless at least one Business Day prior to the date upon which such payment would otherwise become due and payable, the Trustee shall have received the written notice provided for in
Section 12.2(a) or in Section 12.7 (provided that, notwithstanding the foregoing, such application shall otherwise be subject to the provisions of


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

the first sentence of Section 12.2(a) and Section 12.3). Each Guarantor shall give prompt written notice to the Trustee of any dissolution, winding-up, liquidation or reorganization of such Guarantor.

      Section 12.5.     SUBROGATION.

      Subject to the payment in full in cash or Cash Equivalents of all Guarantor Senior Debt, the Holders of the Notes shall be subrogated to the rights of the holders of Guarantor Senior Debt to receive payments or distributions of cash, property or securities of such Guarantor applicable to the Guarantor Senior Debt of such Guarantor until the Notes shall be paid in full; and, for the purposes of such subrogation, no such payments or distributions to the holders of the Guarantor Senior Debt by or on behalf of such Guarantor or by or on behalf of the Holders by virtue of this Article XII which otherwise would have been made to the Holders shall, as between the Guarantor and the Holders of the Notes, be deemed to be a payment by such Guarantor to or on account of the Guarantor Senior Debt, it being understood that the provisions of this Article XII are and are intended solely for the purpose of defining the relative rights of the Holders of the Notes, on the one hand, and the holders of the Guarantor Senior Debt, on the other hand.

      If any payment or distribution to which the Holders would otherwise have been entitled but for the provisions of this Article XII shall have been applied, pursuant to the provisions of this Article XII, to the payment of amounts payable under the Guarantor Senior Debt, then the Holders shall be entitled to receive from the holders of such Guarantor Senior Debt any payments or distributions received by such holders of Guarantor Senior Debt in excess of the amount sufficient to pay all amounts payable under or in respect of the Guarantor Senior Debt in full in cash or Cash Equivalents.

      Section 12.6.     OBLIGATIONS    OF    EACH     SUBSIDIARY     GUARANTOR
                        UNCONDITIONAL.

      Nothing contained in this Article XII or elsewhere in this Indenture or in the Notes or the Guarantees is intended to or shall impair, as among any Guarantor and the Holders of the Notes, the obligation of such Guarantor, which is absolute and unconditional, to pay to the Holders of the Notes the principal of and any interest on the Notes as and when the same shall become due and payable in accordance with the terms of the Guarantees, or is intended to or shall affect the relative rights of the Holders of the Notes and creditors of any Guarantor other than the holders of Guarantor Senior Debt, nor shall anything herein or therein prevent the Holder of any Note or the Trustee on its behalf from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, in respect of cash, property or securities of any Guarantor received upon the exercise of any such remedy.

      Section 12.7.     NOTICE TO TRUSTEE.

      The Company or any Guarantor shall give prompt written notice to the Trustee of any fact known to the Company or any such Guarantor which would prohibit the making of any payment to or by the Trustee in respect of the Guarantees pursuant to the provisions of this Article XII. Regardless of anything to the contrary contained in this Article XII or elsewhere in this Indenture, the Trustee shall not be charged with knowledge of the existence of any default or event of default with respect to any Guarantor Senior Debt or of any other facts which would prohibit the making of any payment to or by the Trustee unless and until the Trustee shall have received notice in writing from the Company or a Guarantor, or from a holder of Guarantor Senior Debt or a Representative therefor, and, prior to the receipt of any such written notice, the Trustee shall be entitled to assume (in the absence of actual knowledge to the contrary) that no such facts exist.

      In the event that the Trustee determines in good faith that any evidence is required with respect to the right of any person as a holder of Guarantor Senior Debt to participate in any payment or distribution pursuant to this
Article XII, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amounts of Guarantor Senior Debt held by such person, the extent to which such person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such person under this Article XII, and if such evidence is not furnished the Trustee may defer any payment to such person pending judicial determination as to the right of such person to receive such payment.


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

      Section 12.8.     RELIANCE  ON   JUDICIAL   ORDER  OR   CERTIFICATE   OF
                        LIQUIDATING AGENT.

      Upon any payment or distribution of assets of any Guarantor referred to in this Article XII, the Trustee, subject to the provisions of Article VII hereof, and the Holders of the Notes shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which Insolvency or Liquidation Proceedings are pending, or upon certificate of the Custodian or other person making such payment or distribution, delivered to the Trustee or the holders of the Notes, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Guarantor Senior Debt and other Indebtedness of such Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article XII.

      Section 12.9.     TRUSTEE'S RELATION TO GUARANTOR SENIOR DEBT.

      The Trustee and any agent of any Guarantor or the Trustee shall be entitled to all the rights set forth in this Article XII with respect to any Guarantor Senior Debt which may at any time be held by it in its individual or any other capacity to the same extent as any other holder of Guarantor Senior Debt and nothing in this Indenture shall deprive the Trustee or any such agent of any of its rights as such holder.

      With respect to the holders of Guarantor Senior Debt, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article XII, and no implied covenants or obligations with respect to the holders of Guarantor Senior Debt shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Guarantor Senior Debt and shall not be liable to any such holders if the Trustee shall pay over or distribute to or on behalf of Holders or any such Guarantor or any other person money or assets to which any holders of Guarantor Senior Debt shall be entitled by virtue of this Article, except if such payment is made as a result of willful misconduct or gross negligence of the Trustee.

      Whenever a distribution is to be made or a notice given to holders or owners of Guarantor Senior Debt, the distribution may be made and the notice given to their Representatives, if any.

      Section 12.10. SUBORDINATION RIGHTS NOT IMPAIRED BY ACTS OR OMISSIONS OF A GUARANTOR OR HOLDERS OF GUARANTOR SENIOR DEBT.

      No right of any present or future holders of any Guarantor Senior Debt to enforce subordination as provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Guarantor or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by such Guarantor with the terms of this Indenture, regardless of any knowledge thereof which any such holder may have or otherwise be charged with.

      Without in any way limiting the generality of the foregoing paragraph, the holders of Guarantor Senior Debt may, at any time and from time to time, without the consent of or notice to the Trustee, without incurring responsibility to the Trustee or the Holders of the Notes and without impairing or releasing the subordination provided in this Article XII or the obligations hereunder of the Holders of the Notes to the holders of the Guarantor Senior Debt, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Guarantor Senior Debt, or otherwise amend or supplement in any manner Guarantor Senior Debt, or any instrument evidencing the same or any agreement under which Guarantor Senior Debt is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Guarantor Senior Debt; (iii) release any person liable in any manner for the payment or collection of Guarantor Senior Debt; and (iv) exercise or refrain from exercising any rights against such Guarantor and any other person.

      Section 12.11.    NOTEHOLDERS    AUTHORIZE    TRUSTEE   TO    EFFECTUATE
                        SUBORDINATION OF GUARANTEES.

      Each Holder of Notes by its acceptance of them authorizes and expressly directs the Trustee on its behalf to take such action as may be necessary or appropriate to effectuate, as between the holders of Guarantor Senior Debt and the Holders of Notes, the subordination provided in this Article XII, and appoints the Trustee its attorney-in-fact for such purposes, including, in the


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event of any dissolution,  winding-up,  liquidation or  reorganization  of any
Guarantor (whether in bankruptcy, insolvency, receivership, reorganization or similar proceedings or upon an assignment for the benefit of creditors or otherwise) tending towards liquidation of the business or assets of such Guarantor, the filing of a claim for the unpaid balance of its or his Notes and accrued interest in the form required in those proceedings.

      If the Trustee does not file a proper claim or proof of debt in the form required in such proceeding prior to 30 days before the expiration of the time to file such claim or claims, then the holders of the Guarantor Senior Debt or their Representative are or is hereby authorized to have the right to file and are or is hereby authorized to file an appropriate claim for and on behalf of the Holders of said Notes. Nothing herein contained shall be deemed to authorize the Trustee or the holders of Guarantor Senior Debt or their Representative to authorize or consent to or accept or adopt on behalf of any Holders any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee or the holders of Guarantor Senior Debt or their Representative to vote in respect of the claim of any Holder in any such proceeding.

      Section 12.12.    THIS ARTICLE XII NOT TO PREVENT EVENTS OF DEFAULT.

      The failure to make a payment on account of principal of or interest on the Guarantees by reason of any provision of this Article XII shall not be construed as preventing the occurrence of an Event of Default.

      Section 12.13.    TRUSTEE'S COMPENSATION NOT PREJUDICED.

      Nothing in this Article XII shall apply to amounts due to the Trustee pursuant to other sections in this Indenture.

                                 ARTICLE XIII.

                                 MISCELLANEOUS

      Section 13.1.     TIA CONTROLS.

      If any provision of this Indenture limits, qualifies, or conflicts with another provision which is required to be included in this Indenture by the

TIA, the required provision shall control.

      Section 13.2.     NOTICES.

      Any notices or other communications required or permitted hereunder shall be in writing, and shall be sufficiently given if made by hand delivery, by private courier service guaranteeing next day delivery, by telex, by telecopier or registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

      if to the Company or the Guarantors, if any:

                  Hanger Orthopedic Group Inc.
                  7700 Old Georgetown Road
                  Bethesda, Maryland  20814
                  Attention: Ivan R. Sabel
                  Telecopy:  (301) 652-8307

                  with a copy to:

                  Freedman, Levy, Kroll & Simonds
                  Washington Square
                  1050 Connecticut Avenue, N.W., Suite 825
                  Washington, D.C,. 20036-5366
                  Attention:  Jay W. Freedman, Esq.
                  Telecopy:  (202) 457-5151

      if to the Trustee:

                  U.S. Bank Trust National Association
                  180 East Fifth Street
                  St. Paul, Minnesota  55101
                  Attention:  Corporate Trust Administration, Reference--
                              Hanger Orthopedic
                  Telecopy:  (651) 244-0712

      Each of the Company, the Guarantors, and the Trustee by written notice to each other such Person may designate additional or different addresses for notices to such Person. Any notice or communication to the Company, the Guarantors, or the Trustee shall be deemed to have been given or made as of the date so delivered if personally delivered or delivered by private courier service guaranteeing next day delivery; when answered back, if telexed; when receipt is acknowledged, if faxed; and five (5) calendar days after mailing if sent by registered or certified mail, postage prepaid (except that a notice of change of address shall not be deemed to have been given until actually received by the addressee).

      Any notice or communication mailed to a Holder shall be mailed to such Holder by first class mail or other equivalent means at such Holder's address as it appears on the registration books of the Registrar and shall be sufficiently given to such Holder if so mailed within the time prescribed.

      Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

      Section 13.3.     COMMUNICATIONS BY HOLDERS WITH OTHER HOLDERS.

      Holders may communicate pursuant to TIAss.312(b) with other Holders with respect to their rights under this Indenture or the Notes. The Company, the Guarantors, the Trustee, the Registrar and any other Person shall have the protection of TIAss.312(c).

      Section 13.4.     CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT.

      Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee upon request:

            (1) an Officers' Certificate, in form and substance reasonably satisfactory to the Trustee, stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with;

            (2) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee stating that, in the opinion of such counsel, all such conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

            (3) where applicable, a certificate or opinion by an independent certified public accountant reasonably satisfactory to the Trustee that complies with TIA ss. 314(c).

      Section 13.5.      STATEMENTS REQUIRED IN CERTIFICATE OR OPINION.

      Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture, other than the Officers' Certificate required by Section 4.6, shall include:

            (1) a statement that the Person making such certificate or opinion has read such covenant or condition;

            (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

            (3) a statement that, in the opinion of such Person, he has made such examination or investigation as is reasonably necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (4) a statement as to whether or not, in the opinion of each such Person, such condition or covenant has been complied with.

      Section 13.6.     RULES BY TRUSTEE, PAYING AGENT, REGISTRAR.

      The Trustee may make reasonable rules in accordance with the Trustee's customary practices for action by or at a meeting of Holders. The Paying Agent or Registrar may make reasonable rules for its functions.

      Section 13.7.     LEGAL HOLIDAYS.

      A "Legal Holiday" used with respect to a particular place of payment is a Saturday, a Sunday or a day on which banking institutions in New York, New York or at such place of payment are not required to be open. If a payment date is a Legal Holiday at such place, payment may be made at such place on


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

the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

      Section 13.8.     GOVERNING LAW; WAIVER.

      THIS INDENTURE, THE NOTES AND THE GUARANTEES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS TO THE EXTENT THAT THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN THE COUNTY OF NEW YORK, OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE. Each of the parties hereto hereby waives any objection it may now or hereafter have to the courts referred to in the immediately preceding sentence being nominated as the forum to hear and determine any suit, action or proceeding arising out of or relating to this Indenture and agrees not to claim that any such court is not a convenient or appropriate forum. Each of the parties hereto hereby waives its right to a jury trial in connection with any action or proceeding arising out of or relating to this Indenture.

      Section 13.9.     NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS.

      This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or any of its Subsidiaries. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

      Section 13.10.    NO RECOURSE AGAINST OTHERS.

      No director, officer, employee or stockholder, as such, of the Company or any Subsidiary shall have any liability for any obligations of the Company or any Subsidiary under the Notes, any Guarantee or this Indenture. Each Holder by accepting a Note waives and releases all such liability. Such waiver and release are part of the consideration for the issuance of the Notes. This provision does not affect any possible claims under federal securities laws.

      Section 13.11.    SUCCESSORS.

      All agreements of the Company and the Guarantors in this Indenture, the Notes and the Guarantees shall bind their successors. All agreements of the Trustee in this Indenture shall bind its successors.

      Section 13.12.    DUPLICATE ORIGINALS.

      All parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together shall represent the same agreement.

      Section 13.13.    SEVERABILITY.

      In case any one or more of the provisions in this Indenture or in the Notes or in the Guarantees shall be held invalid, illegal or unenforceable, in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions shall not in any way be affected or impaired thereby, it being intended that all of the provisions hereof shall be enforceable to the fullest extent permitted by law.

                                  SIGNATURES

      IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the date first written above.

                                         COMPANY:

                                         HANGER ORTHOPEDIC GROUP, INC.


                                         By:  /s/IVAN R. SABEL
                                              -------------------------------
                                         Name:  Ivan R. Sabel
                                         Title: Chairman, President and Chief
                                                Executive Officer

                                         By:  /s/RICHARD A. STEIN
                                              -------------------------------
                                         Name:  Richard A. Stein
                                         Title: Secretary and Chief Financial
                                                Officer


                                         GUARANTORS:

                                         HANGER PROSTHETICS & ORTHOTICS, INC.
                                         SOUTHERN PROSTHETIC SUPPLY, INC.
                                         SEATTLE ORTHOPEDIC GROUP, INC.
                                         OPNET, INC.
                                         EUGENE TUEFEL & SON ORTHOTICS &
                                         PROSTHETICS, INC.
                                         HPO ACQUISITION CORP.


                                         By:  /s/IVAN R. SABEL
                                              -------------------------------
                                         Name:  Ivan R. Sabel
                                         Title: Chairman, President and Chief
                                                Executive Officer

                                         By:  /s/RICHARD A. STEIN
                                              -------------------------------
                                         Name:  Richard A. Stein
                                         Title: Secretary and Chief Financial
                                                Officer

                                         TRUSTEE:

                                         U.S. BANK TRUST NATIONAL ASSOCIATION,
                                           as Trustee

                                         By:  /s/RICHARD PROKOSCH
                                              ----------------------
                                         Name:  Richard Prokosch
                                         Title: Authorized Signatory